UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☒	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

THE MADISON SQUARE GARDEN COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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JAMES L. DOLAN

Executive Chairman

Notice of Annual Meeting and

Proxy Statement

Dear Stockholder:

You are cordially invited to attend our annual meeting of stockholders which is being held on Thursday, November 21, 2013 at 10:00 a.m., Eastern Time, at the Beacon Theatre, 2124 Broadway, New York, NY.

In addition to the matters described in the proxy statement, we will report on the Company’s activities. You will have an opportunity to ask questions and to meet your directors and executives.

I look forward to seeing you at the meeting. Your vote is important to us. Stockholders may vote by using a toll-free telephone number, over the Internet or by mailing a proxy card. If you choose to vote by mail, please sign and return the proxy card in the envelope that is provided.

Sincerely yours,

James L. Dolan

Executive Chairman

October 11, 2013

THE MADISON SQUARE GARDEN COMPANY, TWO PENNSYLVANIA PLAZA, NEW YORK, NY 10121-0091

NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of

The Madison Square Garden Company

The Annual Meeting of Stockholders of The Madison Square Garden Company (the “Company”) will be held at the Beacon Theatre, 2124 Broadway, New York, NY 10023 on Thursday, November 21, 2013, at 10:00 a.m. Eastern Time to consider and vote upon the following proposals:

1.	Election of Directors.
2.	Ratification of appointment of independent registered public accounting firm.
3.	Conduct such other business properly brought before the meeting.

Only stockholders of record on September 24, 2013 may vote at the meeting.

Your vote is important. We urge you to vote as soon as possible by telephone, over the Internet or by mailing a proxy card. If you choose to vote by mail, please sign and return the proxy card in the envelope provided.

By order of the Board of Directors,

LAWRENCE J. BURIAN Executive Vice President, General Counsel and Secretary

New York, New York

October 11, 2013

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 21, 2013

GENERAL INFORMATION

Questions and Answers You May Have About our Annual Meeting and Voting

These proxy materials are provided in connection with the solicitation of proxies by the Board of Directors of The Madison Square Garden Company for the Annual Meeting of Stockholders to be held at 10:00 a.m. Eastern Time on Thursday, November 21, 2013, at the Beacon Theatre which is located at 2124 Broadway, New York.

In this proxy statement, the words “Company,” “we,” “us,” “our,” “MSG” and “Madison Square Garden” refer to The Madison Square Garden Company, a Delaware corporation. We refer to the United States Securities and Exchange Commission as the “SEC” and The NASDAQ Stock Market LLC as “NASDAQ.” This proxy statement and form of proxy are first being sent to stockholders on October 11, 2013. Unless otherwise indicated, references to “2013,” the “2013 fiscal year” and the “year ended June 30, 2013” refer to the Company’s fiscal year ended on June 30, 2013.

Who may vote at the annual meeting?

Holders of our Class A Common Stock and holders of our Class B Common Stock as recorded in our stock register at the close of business on September 24, 2013, may vote at the meeting. On September 24, 2013, there were 63,270,412 shares of Class A Common Stock and 13,588,555 shares of Class B Common Stock outstanding. Each share of Class A Common Stock has one vote per share and holders will be voting for the election of three candidates to the board of directors of the Company (the “Board”). Each share of Class B Common Stock has ten votes per share and holders will be voting for the election of nine candidates to the Board. As a result of their ownership of Class B Common Stock, Charles F. Dolan, members of his family and certain related family entities, have the power to elect all of the directors to be elected by the holders of Class B Common Stock and to approve Proposal 2 regardless of how other shares are voted.

Why did I receive a Notice of Internet Availability for proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials over the Internet. Accordingly, the Company has sent a Notice of Internet Availability for Proxy Materials (the “Notice”) to our stockholders. All stockholders have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email. If you previously chose to receive our proxy materials electronically, you will continue to receive access to these materials via email unless you otherwise elect. The Company encourages stockholders who have not already done so to take advantage of the availability of the proxy materials on the Internet to help reduce the cost and the environmental impact of the annual meeting.

What is “householding” and how does it affect me?

We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of this Notice of Annual Meeting and Proxy Statement and Annual Report on Form 10-K for the fiscal year ended June 30, 2013 (the “2013 Form 10-K”), unless we are notified that one or more of these stockholders wishes to receive individual copies. This procedure will reduce our printing costs and postage fees.

Stockholders who participate in householding will continue to receive separate proxy cards. If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of this Notice of Annual Meeting and Proxy Statement and any accompanying documents, or if you hold MSG stock in more than one account, and in either case, you wish to receive only a single copy of each of these documents for your household, please contact our transfer agent, Wells Fargo Shareowner Services, P.O. Box 64874, St. Paul, MN 55164-0854 or by telephone at 1-800-468-9716.

If you participate in householding and wish to receive a separate copy of this Notice of Annual Meeting and Proxy Statement and any accompanying documents, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Wells Fargo Shareowner Services as indicated above.

If you are a beneficial owner, you can request information about householding from your broker, bank or other holder of record.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Wells Fargo Shareowner Services, you are considered a stockholder of record with respect to those shares, and the Notice was sent directly to you by the Company. If you request printed copies of the proxy materials by mail, you will receive a proxy card.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are a beneficial owner of shares held in “street name,” and the Notice was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to instruct that organization how to vote the shares held in your account. If you request printed copies of the proxy materials by mail, you will receive a voting instruction form from that organization.

What is a quorum?

In order to carry on the business of the meeting, we must have a quorum. This means that at least a majority of the outstanding votes represented by outstanding shares eligible to vote must be represented at the meeting, either by proxy or in person. If voting on a particular matter is by class, a majority of the votes represented by the outstanding shares of such class constitutes a quorum for that action. Abstentions and broker non-votes count for the purpose of determining a quorum.

How do I vote?

You may vote in advance of the annual meeting by telephone, over the Internet or by a proxy. You may also vote in person or by legal proxy at the meeting. If you choose to vote by mail, please sign and return the proxy card in the envelope provided. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

Can my broker vote my shares without instructions from me?

If you are a beneficial owner whose shares are held of record by a broker, you must instruct your broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the annual meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under applicable rules.

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority under applicable rules to vote your shares on the ratification of KPMG LLP as the Company’s independent auditors, even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on the election of directors without instructions from you, in which case your shares will not be voted on these matters.

What is the voting requirement to approve each of the proposals?

Election of directors by the holders of Class A Common Stock requires the affirmative vote of the plurality of votes cast by holders of Class A Common Stock. Election of directors by the holders of Class B Common Stock requires the affirmative vote of the plurality of votes cast by holders of Class B Common Stock. Approval of Proposal 2 requires the favorable vote of a majority of the votes cast by the holders of Class A Common Stock and holders of Class B Common Stock, voting together as a single class. Abstentions and broker non-votes will not affect the outcome of the proposals because abstentions and broker non-votes are not considered votes cast.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the annual meeting. You may re-vote via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the annual meeting will be counted), by signing and returning a new proxy card or voting instruction form with a later date, or by attending the annual meeting and voting in person. However, your attendance at the annual meeting will not automatically revoke your proxy unless you vote again at the annual meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Secretary at Two Pennsylvania Plaza, New York, NY 10121, a written notice of revocation prior to the annual meeting.

How will my shares be voted at the annual meeting?

The Company representatives appointed by the Board (the persons named in the proxy card, or, if applicable, their substitutes) will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted as the Board recommends, which is:

•	FOR the election of each of the Director nominees named in this Proxy Statement (Proposal 1), and
•	FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2014 (Proposal 2).

Who pays for this solicitation?

The Company will bear the expense of preparing, printing and mailing this proxy statement and the accompanying material. Solicitation of individual stockholders may be made by mail, personal interviews, telephone, facsimile, electronic delivery or other telecommunications by our officers and regular employees who will receive no additional compensation for such activities. In addition, we have retained D.F. King & Co, Inc. to solicit proxies at a cost of $15,000 plus reimbursement for out-of-pocket expenses. We will reimburse brokers and other nominees for their expenses in forwarding solicitation material to beneficial owners.

Why does some of the information contained in this proxy statement relate to a partial year (i.e., the first six months of 2011)?

On February 7, 2011, the Board approved a change in the Company’s fiscal-year end from December 31 to June 30, effective June 30, 2011. The Company’s six-month fiscal period ended June 30, 2011 is referred to throughout this proxy statement as the “Transition Period.”

If I wish to attend the annual meeting, what identification must I show to be admitted?

Attendance at the annual meeting is limited to stockholders. Registration will begin at 9:00 a.m. Eastern Time. All stockholders will be asked to present a valid, government-issued photo identification card (federal, state or local), such as a driver’s license or passport, before entering the meeting and proof of stock ownership as of September 24, 2013 (the “Record Date”). If your shares are held in an account at a brokerage firm, bank, broker-dealer or similar organization and you plan to attend the annual meeting, please bring a recent bank or brokerage statement showing that you owned shares of the Company on the Record Date. Please understand that, for security reasons, we cannot admit to the meeting stockholders who lack the proper identification described above.

Cameras, transmission, broadcasting and other recording devices, including the use of cell phones, will not be permitted at the meeting. All bags and packages will be subject to security inspections.

INTERNET AVAILABILITY OF PROXY MATERIALS

In accordance with the rules of the SEC, we are using the Internet as our primary means of furnishing proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our proxy statement and annual report, and voting via the Internet. The Notice of Internet Availability of Proxy Materials also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. This makes the proxy distribution process more efficient and less costly, and helps conserve natural resources. If you previously elected to receive our proxy materials electronically, these materials will continue to be sent via email unless you change your election.

If you receive paper copies of our proxy materials and would like to sign up for electric delivery via email or the Internet, please choose one of the following methods to make your request:

(1)	By Internet: www.proxyvote.com
(2)	By Telephone: 1-800-579-1639
(3)	By Email: sendmaterial@proxyvote.com

CORPORATE GOVERNANCE

MSG is a holding company and conducts substantially all of its operations through its subsidiaries. Our Class A Common Stock is listed on NASDAQ under the symbol “MSG.” As a result, we are generally subject to NASDAQ corporate governance listing standards.

MSG was incorporated on July 29, 2009 as an indirect, wholly-owned subsidiary of Cablevision Systems Corporation (“Cablevision”). On January 12, 2010, Cablevision’s board of directors approved the distribution of all of the outstanding common stock of MSG to Cablevision stockholders (the “Distribution”) and MSG thereafter acquired the subsidiaries of Cablevision that owned, directly and indirectly, all of the partnership interests in MSG Holdings, L.P. The Distribution took place on February  9, 2010 (the “Distribution Date”).

Corporate Governance Guidelines

Our Board has adopted our Corporate Governance Guidelines. These guidelines set forth our practices and policies with respect to Board composition and selection, Board meetings, executive sessions of the Board,

Board committees, the expectations we have of our directors, selection of the Executive Chairman and the President and Chief Executive Officer, management succession, Board and executive compensation, and Board self-evaluation requirements. The full text of our Corporate Governance Guidelines may be viewed at our corporate website at http://investor.msg.com. A copy may be obtained by writing to The Madison Square Garden Company, Two Pennsylvania Plaza, New York, NY 10121; Attention: Corporate Secretary.

Executive Sessions of Non-Management and Independent Board Members

Under our Corporate Governance Guidelines, our directors who are not also officers of our Company or any of its affiliates (“non-management directors”) may meet in executive sessions. In addition, our directors who are independent under NASDAQ rules are required to meet in executive sessions at least twice a year.

Communicating with Our Directors

Our Board has adopted policies designed to allow stockholders and other interested parties to communicate with our directors. Any interested party that wishes to communicate directly with the Board or any director or the non-management directors as a group should send communications in writing to the Chairman of the Audit Committee, The Madison Square Garden Company, Two Pennsylvania Plaza, New York, NY 10121. Any person, whether or not an employee, who has a concern with respect to our accounting, internal accounting controls, auditing issues or other matters, may, in a confidential or anonymous manner, communicate those concerns to our Audit Committee by contacting The Network, Inc., which has been designated to act as a confidential contact organization for these purposes, at 1-877-756-4306.

Code of Conduct and Ethics

Our Board has adopted a Code of Conduct and Ethics for our directors, officers and employees. A portion of this Code of Conduct and Ethics also serves as a code of conduct and ethics for our senior financial officers, including our principal accounting officer and controller. Among other things, our Code of Conduct and Ethics covers conflicts of interest, disclosure responsibilities, legal compliance, reporting and compliance under the Code of Conduct and Ethics, confidentiality, corporate opportunities, fair dealing, protection and proper use of Company assets, and equal employment opportunity and harassment. The full text of the code is available on our website at http://investor.msg.com. In addition, a copy may be obtained by writing to The Madison Square Garden Company, Two Pennsylvania Plaza, New York, NY 10121; Attention: Corporate Secretary.

Director Independence

Our Board has elected for the Company to be treated as a “controlled company” under NASDAQ’s corporate governance rules, and, as a result, the Company is not required to comply with NASDAQ’s requirement for a majority independent board of directors and for an independent nominating committee.

Our Board has determined that each of the following non-employee directors is “independent” within the meaning of the rules of NASDAQ and the SEC: Messrs. Parsons, Schwartz and Tese. In reaching its determination with respect to Mr. Tese, the Board considered the fact that Mr. Tese serves as a director of Cablevision and that his brother has been employed by MSG Holdings, L.P., a subsidiary of the Company, in a non-executive officer position and determined that these relationships are not material and that Mr. Tese is independent within the meaning of the rules of NASDAQ and the SEC. In reaching its determination with respect to Mr. Schwartz, the Board considered the fact that Mr. Schwartz serves as a director of AMC Networks Inc. (“AMC Networks”) (a company that is also controlled by the Dolan Family), and that from time to time, he, or entities for which he serves as an officer or principal, has performed services for Cablevision and/or AMC Networks and determined that performance of these services is not material and that Mr. Schwartz is independent within the meaning of the rules of NASDAQ and the SEC.

PROPOSAL 1 — ELECTION OF DIRECTORS

The Board has nominated twelve director candidates named below. Of the twelve nominees for director, three are to be elected by the Class A stockholders and nine are to be elected by the Class B stockholders. All twelve director candidates were previously elected by the respective Class A and Class B stockholders at the previous annual meeting of the Company’s stockholders, held on November 29, 2012, and are hereby nominated for a term to expire at the 2013 annual meeting of the Company’s stockholders.

The persons named in the proxy intend to vote for the election of each of the director nominees below, unless you indicate on your proxy that your vote should be withheld from any or all of the nominees. Information on each of our nominees is given below.

If a nominee for election as a director by the Class A stockholders becomes unavailable before the election, the persons named in the Class A proxy would be authorized to vote for a replacement nominee for election as a director by the Class A stockholders if the Board names one. If a Class B director nominee becomes unavailable before the election, the persons named in the Class B proxy would be authorized to vote for a replacement Class B director nominee if the Board names one.

            The Board unanimously recommends that you vote FOR each of the following candidates:

Directors Elected by Class A Common Stockholders

RICHARD D. PARSONS — Age 65

Director since February 9, 2010

Mr. Parsons is Senior Advisor for Providence Equity Partners LLC since September 2009. Chairman of Citigroup Inc. from February 2009 to April 2012 and was a director of Citigroup from 1996 until April 2012. Prior to that, he was Chairman of Time Warner from 2003 to 2008; Chief Executive Officer of Time Warner from 2002 to 2007; Co-Chief Operating Officer of AOL Time Warner from 2001 to 2002; and President of Time Warner from 1995 to 2000. Chairman and Chief Executive Officer of Dime Bancorp from 1990 to 1995; President and Chief Operating Officer of Dime Bancorp from 1988 to 1990. He was a Partner of Patterson, Belknap, Webb & Tyler law firm from 1979 to 1988. Mr. Parsons is a director of Estee Lauder Companies and Lazard Ltd. He is a trustee of the Museum of Modern Art and the American Museum of Natural History. Mr. Parsons is Chairman of the Apollo Theater Foundation and the Jazz Foundation of America. In light of Mr. Parsons’ business experience, including as a chairman and chief executive officer of public companies, his experience as a practicing attorney, his services as a director of other public companies and charitable institutions, as well as the knowledge and experience he has gained about the Company’s business and the contributions he has made during his tenure as a director of the Company, our Board has concluded that Mr. Parsons should serve as a director of the Company.

ALAN D. SCHWARTZ — Age 63

Director since February 9, 2010

Mr. Schwartz is Executive Chairman of Guggenheim Partners, LLC since 2009. Consultant for Rothschild Inc. from 2008 to 2009. President of The Bear Stearns Companies, Inc. from 2007 to 2008; Chief Executive Officer of The Bear Stearns Companies. Inc. from January 2008 to March 2008; Co-President of The Bear Stearns Companies, Inc. from 2001 to 2007; and President and Co-Chief Operating Officer of The Bear Stearns Companies, Inc. from 2007 to 2008. Mr. Schwartz is a director of AMC Networks Inc. and Marvin & Palmer Associates, Inc. He is a trustee of Duke University, and a member of the boards of MENTOR: The National Mentoring Partnership, St. Vincent’s Services for Children, Robin Hood Foundation and NYU Medical Center. In light of Mr. Schwartz’s experience as an investment banker, his experience as a senior executive of other businesses, his service as a director of another public company and charitable institutions, as well as the knowledge and experience he has gained about the Company’s business and the contributions he has made during his tenure as a director of the Company, our Board has concluded that Mr. Schwartz should serve as a director of the Company.

VINCENT TESE — Age 70

Director since February 9, 2010

Mr. Tese served as Chairman and Chief Executive Officer of the New York State Urban Development Corporation from 1985 to 1987 and as Director of Economic Development for New York State from 1987 to December 1994. Mr. Tese is Chairman of Bond Street Holdings, LLC and ICE Clear Credit LLC. He is Executive Chairman of Florida Community Bank. Mr. Tese is a director of Cablevision, IntercontinentalExchange, Inc., Mack-Cali Realty Corporation, New York Racing Association, Inc. and a trustee of New York Presbyterian Hospital and New York University School of Law. During the past five years, Mr. Tese was a director of Gabelli Asset Management, National Wireless Holdings, Inc. and The Bear Stearns Companies, Inc. In light of his experience as the chief executive officer of the New York State Urban Development Corporation, his other government service, his experience as the executive chairman of private companies, his service as a director of other public companies, as well as the knowledge and experience he has gained about the Company’s business and the contributions he has made during his tenure as a director of both Cablevision and the Company, our Board has concluded that Mr. Tese should serve as a director of the Company.

Directors Elected by Class B Common Stockholders

JAMES L. DOLAN — Age 58

Director since July 29, 2009

Mr. Dolan is Executive Chairman of the Company since July 29, 2009; Chairman of MSG Holdings, L.P. from 1999 to 2010. Mr. Dolan is President of Cablevision since June 1998; Chief Executive Officer of Cablevision since October 1995; Chief Executive Officer of Rainbow Media Holdings, Inc., a former subsidiary of Cablevision, from September 1992 to October 1995; Vice President of Cablevision from 1987 to September 1992. Mr. Dolan serves as a director of Cablevision and AMC Networks Inc. James L. Dolan is the son of Charles F. Dolan, the spouse of Kristin A. Dolan, the father of Charles P. Dolan, the brother of Deborah A. Dolan-Sweeney, Marianne Dolan Weber and Thomas C. Dolan, and the brother-in-law of Brian G. Sweeney. In light of his experience in various positions with Cablevision since 1979, including as its Chief Executive Officer since 1995, his experience in various positions with the Company and its predecessors since 1999, including most recently as its Chairman since 1999 (and Executive Chairman since 2009), as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company and Cablevision, our Board has concluded that James L. Dolan should serve as a director of the Company.

CHARLES F. DOLAN — Age 86

Director since July 29, 2009

Mr. Dolan is Chairman of Cablevision since 1985 and Chief Executive Officer of Cablevision from 1985 to October 1995. Executive Chairman of AMC Networks Inc. since June 2011. Founded and acted as the General Partner of Cablevision’s predecessor from 1973 to 1985. Established Manhattan Cable Television in 1961 and Home Box Office in 1971. Mr. Dolan serves as a director of Cablevision and AMC Networks Inc. Charles F. Dolan is the father of James L. Dolan, Thomas C. Dolan, Marianne Dolan Weber and Deborah A. Dolan-Sweeney, father-in-law of Kristin A. Dolan and Brian G. Sweeney, and the grandfather of Charles P. Dolan. In light of his experience in the cable television and cable programming industries, as well as his experience as founder of Cablevision, his service as Chairman and, previously, as the Chief Executive Officer of Cablevision and its predecessors, as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of both Cablevision and the Company, our Board has concluded that Charles F. Dolan should serve as a director of the Company.

CHARLES P. DOLAN — Age 26

Director since July 21, 2010

Mr. Dolan is an employee of Knickerbocker Group LLC since August 2010. He is on the Advisory Board of Kapture Life, Inc. He is a graduate of New York University and has significant familiarity with the business of the Company as a member of the third generation of Cablevision’s founding family. Charles P. Dolan is the son of James L. Dolan, the stepson of Kristin A. Dolan, the grandson of Charles F. Dolan, and the nephew of Thomas C. Dolan, Deborah A. Dolan-Sweeney, Marianne Dolan Weber and Brian G. Sweeney. In light of his familiarity with the business, being a member of the third generation of Cablevision’s founding family, as well as the knowledge and experience he has gained about the Company’s business and the contributions he has made during his tenure as a director of the Company, our Board has concluded that Mr. Charles P. Dolan should serve as a director of the Company.

KRISTIN A. DOLAN — Age 47

Director since February 9, 2010

Ms. Dolan is the President of Optimum Services for Cablevision since April 2013. Ms. Dolan was Senior Executive Vice President of Product Management and Marketing for Cablevision from November 2011 to April 2013; and Senior Vice President of Cablevision from 2003 to 2011. Ms. Dolan serves as a director of Cablevision and AMC Networks Inc. Kristin A. Dolan is the spouse of James L. Dolan, the step-mother of Charles P. Dolan, the daughter-in-law of Charles F. Dolan, and the sister-in-law of Thomas C. Dolan, Marianne Dolan Weber, Deborah A. Dolan-Sweeney and Brian G. Sweeney. In light of her experience in various positions at Cablevision since 1990, her familiarity with the Company, as well as the knowledge and experience she has gained about the Company’s business and the contributions she has made during her tenure as a director of the Company our Board has concluded that Kristin A. Dolan should serve as a director of the Company.

THOMAS C. DOLAN — Age 61

Director since February 9, 2010

Mr. Dolan has been Executive Vice President-Strategy and Development, Office of the Chairman of Cablevision since September 2008; CEO of Rainbow Media Corp. from April 2004 to April 2005; Executive Vice President and Chief Information Officer of Cablevision from October 2001 until April 2005; Senior Vice President and Chief Information Officer of Cablevision from February 1996 to October 2001; Vice President and Chief Information Officer of Cablevision from July 1994 to February 1996; General Manager of Cablevision’s East End Long Island cable system from November 1991 to July 1994 and System Manager of Cablevision’s East End Long Island cable system from August 1987 to October 1991. Mr. Dolan serves as a director of Cablevision and AMC Networks Inc. Thomas C. Dolan is the son of Charles F. Dolan, the brother of James L. Dolan, Deborah A. Dolan-Sweeney and Marianne Dolan Weber, the brother-in-law of Brian G. Sweeney and Kristin A. Dolan, and the uncle of Charles P. Dolan. In light of his experience as a member of Cablevision’s founding family and in various positions with Cablevision since 1987, as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of both Cablevision and the Company, our Board has concluded that Thomas C. Dolan should serve as a director of the Company.

BRIAN G. SWEENEY — Age 49

Director since February 9, 2010

Mr. Sweeney is the Senior Executive Vice President, Strategy and Chief of Staff of Cablevision since January 2013. Mr. Sweeney was Senior Vice President — Strategic Software Solutions of Cablevision from June 2012 to January 2013; Senior Vice President — eMedia of Cablevision from January 2000 to June 2012. Mr. Sweeney serves as a director of Cablevision and AMC Networks Inc. Brian G. Sweeney is the son-in-law of Charles F. Dolan, the brother-in-law of James L. Dolan, Marianne Dolan Weber, Thomas C. Dolan and Kristin A. Dolan, the spouse of Deborah A. Dolan-Sweeney, and the uncle of Charles P. Dolan. In light of his experience in various positions with Cablevision since 1993, as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of both Cablevision and the Company, our Board has concluded that Brian G. Sweeney should serve as a director of the Company.

DEBORAH A. DOLAN-SWEENEY — Age 49

Director since February 9, 2010

Ms. Dolan-Sweeney has been a Director of the Dolan Family Foundation since 1986 and a Director of the Dolan Children’s Foundation since 1997. Ms. Dolan-Sweeney serves as a director of Cablevision. Deborah A. Dolan-Sweeney is the daughter of Charles F. Dolan, the spouse of Brian G. Sweeney, the sister of James L. Dolan, Marianne Dolan Weber and Thomas C. Dolan, the sister-in-law of Kristin A. Dolan, and the aunt of Charles P. Dolan. In light of her experience as a member of Cablevision’s founding family, as well as the knowledge and experience she has gained about the Company’s business and contributions she has made during her tenure as a director of both Cablevision and the Company, our Board has concluded that Deborah A. Dolan-Sweeney should serve as a director of the Company.

MARIANNE DOLAN WEBER — Age 56

Director since February 9, 2010

Ms. Dolan Weber served as Chairman of the Dolan Family Foundation from September 1999 to December 2011, Chairman of the Dolan Children’s Foundation from September 1999 to December 2011 and Vice Chairman and Director of the Dolan Family Office, LLC from 1997 to December 2011. Ms. Dolan Weber serves as a director of Cablevision and AMC Networks Inc. Marianne Dolan Weber is the daughter of Charles F. Dolan, the sister of James L. Dolan, Deborah A. Dolan-Sweeney and Thomas C. Dolan, the sister-in-law of Brian G. Sweeney and Kristin A. Dolan, and the aunt of Charles P. Dolan. In light of her experience as a member of Cablevision’s founding family and as Chairman of the Dolan Family Foundation and her experience as the manager of the Dolan Family Office, as well as the knowledge and experience she has gained about the Company’s business and contributions she has made during her tenure as a director of both Cablevision and the Company, our Board has concluded that Marianne Dolan Weber should serve as a director of the Company.

WILT HILDENBRAND — Age 65

Director since November 30, 2011

Mr. Hildenbrand is a Senior Advisor Customer Care, Technology and Networks for Cablevision since January 2013; Senior Advisor of Engineering and Technology from March 2006 to January 2013; Executive Vice President of Engineering and Technology from January 2000 to March 2006; Senior Vice President of Technology from January 1998 to January 2000 and Vice President of Engineering Support and Customer Relations from October 1986 to January 1998. He served as Director of Engineering for Rainbow Media Holdings, a former subsidiary of Cablevision, from July 1979 to October 1986. In light of his experience in various positions at Cablevision since 1979 and his familiarity with Madison Square Garden, our Board has concluded that Wilt Hildebrand should serve as a director of the Company.

BOARD OF DIRECTORS

Term of Office and Attendance at Board Meetings

The term of office of our directors will expire at the annual meeting of stockholders on November 21, 2013, at which time our stockholders will vote on each director’s re-election for a term to expire at the annual meeting of the Company’s stockholders in 2014. See “Proposal 1 — Election of Directors.” The business address for each director is c/o The Madison Square Garden Company, Two Pennsylvania Plaza, New York, NY 10121. Each director is a citizen of the United States. We encourage our directors to attend annual meetings of stockholders and believe that attendance at annual meetings is just as important as attendance at meetings of the Board. Eleven of our directors attended the 2012 annual stockholders meeting.

The Board met four times during the fiscal year ended June 30, 2013 and each of our directors attended at least 75% of the meetings of the Board and, as applicable, the committees of the Board on which he or she served during such time.

Director Selection

Our directors have not set specific, minimum qualifications that nominees must meet in order for them to be nominated for election to the Board, but rather believe that each nominee should be evaluated based on his or her individual merits, taking into account, among other matters, the factors set forth in our Corporate Governance Guidelines under “Board Composition” and “Selection of Directors.” Those factors include:

•	The desire to have a Board that encompasses a broad range of skills, expertise, industry knowledge, diversity of viewpoints, opinions, background and experience and contacts relevant to our business;

•	Personal qualities and characteristics, accomplishments and reputation in the business community;

•	Ability and willingness to commit adequate time to Board and committee matters; and

•	The fit of the individual’s skill and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of our Company.

The Class A Directors will evaluate possible candidates to recommend to the Board for nomination as Class A Directors and suggest individuals for the Board to explore in more depth. The Board also considers nominees for Class A Directors recommended by our stockholders. Nominees recommended by stockholders are given appropriate consideration in the same manner as other nominees. Stockholders who wish to submit nominees for consideration by the Board for election at our 2014 annual meeting of stockholders may do so by submitting in writing such nominees’ names, in compliance with the procedures and along with other information required by the Company’s By-laws. See “Other Matters — Stockholder Proposals for 2014 Annual Meeting.”

The Class B Directors will consult from time to time with one or more of the holders of Class B Common Stock to assure that all Class B Director nominees recommended to the Board are individuals who will make a meaningful contribution as Board members and will be individuals likely to receive the approving vote of the holders of a majority of the outstanding Class B Common Stock. The Class B Directors do not intend to consider unsolicited suggestions of nominees by holders of our Class A Common Stock. We believe that this is appropriate in light of the voting provisions of our Amended and Restated Certificate of Incorporation which vest exclusively in the holders of our Class B Common Stock the right to elect our Class B Directors.

Board Leadership Structure

Our Board has chosen to separate the roles of Chairman of the Board and Chief Executive Officer. The Board believes that this is the optimal leadership structure as it recognizes both Mr. James L. Dolan’s senior executive role with the Company as well as his leadership position on the Company’s Board while the Company is also able to benefit from the experience of its President and Chief Executive Officer, Mr. Hank J. Ratner, with responsibility for day-to-day management of the Company.

Risk Oversight

The Company’s Board believes that oversight of risk management is an important Board responsibility. The Audit Committee takes the lead on behalf of the Board in monitoring risk management. The Audit Committee discusses guidelines and policies governing the process by which senior management of the Company and the relevant departments of the Company assess and manage the Company’s exposure to risk, and discusses the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. Our Compensation Committee considers the Company’s exposure to risk in establishing and implementing our executive compensation programs. The Compensation Committee, with the assistance of its compensation consultant, reviewed the level of risk incentivized by the Company’s executive compensation program as well as incentive programs below the executive level. Based on this assessment and the executive compensation programs’ emphasis on long-term performance, its close connection to Company-wide and divisional performance and its equity-based component designed to align the executives’ compensation with the Company’s long-term strategy and growth, the Compensation Committee determined that our executive compensation programs do not create incentives for excessive risk-taking that are reasonably likely to have a material adverse effect on the Company.

Director Compensation

Each non-employee director receives a base fee of $50,000 per year; $2,000 per Board, committee or non-management director meeting attended in person; and $500 per Board, committee or non-management director meeting attended by telephone. Non-employee directors also receive $10,000 annually per committee chairmanship or $5,000 annually per committee membership. In addition, we reimburse our directors for reasonable expenses in connection with attendance at Board, committee and stockholder meetings. A director who is a Company employee receives no compensation for serving as a director.

We also pay our non-employee directors compensation in restricted stock units. On the day of the annual stockholder’s meeting, each non-employee director receives an annual grant of restricted stock units for the number of shares of common stock equal to $110,000 based on the average closing price over the twenty trading day period concluding on the previous day. The restricted stock units the non-employee directors receive are fully vested on the date of grant. Our non-employee directors are subject to a holding requirement on their restricted stock units. All such restricted stock units must be held until the first business day following 90 days after service on the Board ceases (other than in the event of a director’s death), at which time they are settled in stock, or at the Compensation Committee’s election, in cash. Such compensation is made pursuant to The Madison Square Garden Company 2010 Stock Plan for Non-Employee Directors.

In order for our directors to develop an intimate familiarity with the different types of events presented at our venues, the services and support offered to patrons at our events and the characteristics and features of our venues, the Company makes available to each of our non-employee directors without charge up to two tickets per event for up to eight events per calendar year, subject to availability. Director attendance at such events is integrally and directly related to the performance of their duties and, as such, we do not deem the receipt of such tickets to be perquisites. These ticket limitations do not apply to special events to which non-employee directors and their guests may be specifically invited from time to time in their capacity as non-employee directors of the Company (e.g. charity concerts, premieres, etc.). In addition, non-employee directors may purchase tickets to events from the Company at face value, subject to availability. Tickets provided to directors may not be resold.

Director Compensation Table

The table below summarizes the total compensation paid to or earned by each of our non-employee directors during the fiscal year ended June 30, 2013. Directors who are employees of the Company receive no compensation for service as directors.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation (5)	Total ($)
Charles F. Dolan	56,500	111,347	—	—	—	—	167,847
Charles P. Dolan	54,500	111,347	—	—	—	—	165,847
Kristin A. Dolan	58,000	111,347	—	—	—	—	169,347
Thomas C. Dolan	56,500	111,347	—	—	—	—	167,847
Deborah A. Dolan-Sweeney	55,000	111,347	—	—	—	—	166,347
Marianne Dolan Weber	56,000	111,347	—	—	—	—	167,347
Brian G. Sweeney	56,500	111,347	—	—	—	—	167,847
Wilt Hildenbrand	54,500	111,347	—	—	—	—	165,847
Richard D. Parsons	66,000	111,347	—	—	—	—	177,347
Alan D. Schwartz	77,500	111,347	—	—	—	—	188,847
Vincent Tese	79,000	111,347	—	—	—	—	190,347

(1)	These amounts represent retainer, committee and board meeting fees earned during the fiscal year ended June 30, 2013. The amounts reported do not include expenses incurred in attending meetings for which the Company reimburses each non-employee director for reasonable out of pocket expenses.

(2)	This column reflects the fair market value of 2,541 restricted stock units granted on November 29, 2012 to each non-employee director, as calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718.

(3)	For each non-employee director, the aggregate number of restricted stock units held as of June 30, 2013 is as follows: Charles F. Dolan, 15,070 units; Charles P. Dolan, 13,519 units; Kristin A. Dolan, 15,070 units; Thomas C. Dolan, 15,070 units; Deborah A. Dolan-Sweeney, 15,070 units; Marianne Dolan Weber, 15,070 units; Brian G. Sweeney, 15,070 units; Wilt Hildenbrand, 6,691 units; Richard D. Parsons, 15,070 units (7,500 restricted stock units were transferred into a trust of which Mr. Parsons is a trustee and 7,570 restricted stock units are owned directly by Mr. Parsons); Alan D. Schwartz, 15,070 units and Vincent Tese, 15,070 units.

(4)	No stock options were awarded during the fiscal year ended June 30, 2013 in connection with the directors’ service to the Company.

(5)	There was no other compensation granted to directors during the fiscal year ended June 30, 2013.

Board Committees

Our board has two standing committees: the Audit Committee and the Compensation Committee.

Audit Committee

Our Audit Committee met six times during the fiscal year ended June 30, 2013. The Audit Committee consists of Messrs. Tese (Chair), Parsons and Schwartz. The primary purposes and responsibilities of our Audit Committee are to: (a) assist the Board (i) in its oversight of the integrity of our financial statements, (ii) in its oversight of our compliance with legal and regulatory requirements, (iii) in assessing our independent registered public accounting firm’s qualifications and independence, and (iv) in assessing the performance of our internal audit function and independent registered public accounting firm; (b) appoint, retain or terminate the Company’s registered public accounting firm and pre-approve, or adopt appropriate procedures to pre-approve, all audit and non-audit services, if any, to be provided by the independent registered public accounting firm; (c) review the appointment and replacement of the head of our internal audit department; (d) establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by Company employees or any provider of accounting-related services of concerns regarding questionable accounting and auditing matters and review of submissions and treatment of any such complaints; (e) review and approve related party transactions that are required to be disclosed under SEC rules or that require such approval under the Company’s Related Party Transaction Approval Policy; (f) conduct and review with the Board an annual performance evaluation of the Audit Committee; (g) prepare any report of the Audit Committee required by the rules and regulations of the SEC for inclusion in our annual proxy statement; (h) review and reassess the Audit Committee charter at least annually; and (i) report to the Board on a regular basis. The text of our Audit Committee charter is available on our website at http://investor.msg.com/governance.cfm. A copy may be obtained by writing to The Madison Square Garden Company, Two Pennsylvania Plaza, New York, NY 10121; Attention: Corporate Secretary.

As discussed above, our Board has determined that each member of our Audit Committee is “independent” within the meaning of the rules of both NASDAQ and the SEC, and that each has not participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years and is able to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements. Our Board has also determined that each of Messrs. Tese, Parsons and Schwartz is an “audit committee financial expert” within the meaning of the rules of the SEC.

Our Board has established a procedure whereby complaints or concerns with respect to accounting, internal controls, auditing and other matters may be submitted to the Audit Committee. This procedure is described under “— Corporate Governance — Communicating with Our Directors.”

Compensation Committee

Our Compensation Committee met nine times during the fiscal year ended June 30, 2013. The Compensation Committee consists of Messrs. Schwartz (Chair) and Tese. The primary purposes of our Compensation Committee are to: (a) establish our general compensation philosophy and, in consultation with management, oversee the development and implementation of compensation programs; (b) review and approve corporate goals and objectives relevant to the compensation of our President and Chief Executive Officer and our other executive officers who are required to file reports with the SEC under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (together with the President and Chief Executive Officer, the “Senior Employees”), evaluate their performance in light of these goals and objectives and determine and approve their compensation based upon that evaluation; (c) approve any new equity compensation plan or material changes to an existing plan; (d) oversee the activities of the committee or committees administering our retirement and benefit plans; (e) in consultation with management, oversee regulatory compliance with respect to compensation matters; (f) determine and approve any severance or similar termination payments to be made to Senior Employees (current or former); (g) determine the components and amount of Board compensation and review such determinations from time to time in relation to other similarly situated companies; (h) prepare any reports of the Compensation Committee to be included in the Company’s annual proxy statement; (i) conduct and review with the Board an annual performance evaluation of the Compensation Committee; and (j) report to the Board on a regular basis, but not less than annually. The Compensation Committee may, in its discretion, delegate a portion of its duties and responsibilities to one or more subcommittees of the Compensation Committee. For example, the Compensation Committee may delegate the approval of certain transactions to a subcommittee consisting solely of members of the Compensation Committee who are (i) “non-employee directors” for the purposes of Rule 16b-3 of the Exchange Act, and (ii) “outside directors” for the purposes of Section 162(m) of the Internal Revenue Code, as in effect from time to time. The text of our Compensation

Committee charter is available on our website at http://investor.msg.com/governance.cfm. A copy may be obtained by writing to The Madison Square Garden Company, Two Pennsylvania Plaza, New York, NY 10121; Attention: Corporate Secretary.

The Compensation Committee reviews the performance of the Senior Employees, evaluates their performance in light of those goals and objectives and, either as a committee or together with the other independent directors (as directed by the Board), determines and approves the Senior Employees’ compensation level based on this evaluation. In determining the long-term incentive component of CEO compensation, the Compensation Committee considers, among other factors, the Company’s performance and relative stockholder return, the value of similar incentive awards to CEOs at comparable companies and the awards given to the CEO in past years.

As discussed above, our Board has determined that each member of our Compensation Committee is “independent” under the rules of NASDAQ.

Compensation Committee Interlocks and Insider Participation

Messrs. Alan D. Schwartz and Vincent Tese served as members of the Compensation Committee during the fiscal year ended June 30, 2013. Neither of them is a current or a former officer or employee of the Company.

Absence of Nominating Committee

As permitted under NASDAQ rules, we do not have a nominating committee. We believe that it is appropriate not to have a nominating committee because of our stockholder voting structure. Under the terms of our Amended and Restated Certificate of Incorporation, the holders of our Class B Common Stock currently have the right to elect up to 75% of the members of our Board. We believe that creating a committee consisting solely of independent directors charged with responsibility for recommending nominees for election as directors would be inconsistent with the vested rights of the holders of Class B Common Stock under our Amended and Restated Certificate of Incorporation. Instead, our Corporate Governance Guidelines provide a mechanism for the selection of nominees for election as directors by the holders of our Class A Common Stock (“Class A Directors”) and by the holders of our Class B Common Stock (“Class B Directors”). The holders of our Class A Common Stock are currently entitled to elect 25% of the members of our Board. Under our Corporate Governance Guidelines, nominees for election as Class A Directors shall be recommended to the Board by the Class A Directors then in office who were elected by the holders of our Class A Common Stock. Nominees for election as Class B Directors shall be recommended to our Board by the Class B Directors then in office who were elected by the holders of the Class B Common Stock.

Other Committees

In addition to standing committees, the Company has adopted a policy whereby a committee of our Board consisting entirely of independent directors, which may be our Audit Committee (an “Independent Committee”), will review and approve or take such other action as it may deem appropriate with respect to transactions requiring approval under the Company’s Related Party Transaction Policy. For a further discussion of our related party transaction policy, see “Related Party Transaction Approval Policy.” During our fiscal year ended June 30, 2013, our Audit Committee served as the Independent Committee under this policy.

Our Amended By-laws permit us to form an Executive Committee of the Board which would have the power to exercise all of the powers and authority of the Board in the management of the business and affairs of the Company, except as limited by the Delaware General Corporation Law. Our Board has not formed an Executive Committee, although it could do so in the future.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee, comprised of independent members of the Board, has appointed KPMG LLP as our independent registered public accounting firm (the independent auditors) with respect to our operations for the fiscal year ending June 30, 2014. KPMG LLP will audit our financial statements for the fiscal year ending June 30, 2014. Representatives of KPMG LLP will be present at the annual meeting to answer appropriate questions and to make a statement if they desire. Even if the selection is ratified, the Audit Committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

We are asking that you ratify the appointment of KPMG LLP, although your ratification is not required. Approval of this proposal requires the favorable vote of the majority of the votes cast by the holders of Class A Common Stock and Class B Common Stock, voting together as a single class. In accordance with our Amended and Restated Certificate of Incorporation, holders of Class A Common Stock will have one vote per share and holders of Class B Common Stock will have ten votes per share.

The Board unanimously recommends that you vote FOR this proposal.

AUDIT COMMITTEE MATTERS

The following table provides information about fees for services rendered by KPMG LLP, our independent registered public accounting firm for our fiscal year ended June 30, 2013 and June 30, 2012:

	2013	2012
Audit fees (1)	$1,298,000	$1,686,659
Audit-related fees (2)	$384,850	$260,425
Tax fees (3)	$70,035	$141,499
All other fees	—	—

(1)	Audit fees billed to the Company consisted of services for work arising from the Company’s combined 2013 financial statement audit and combined 2012 financial statement audit.

(2)	Audit-related fees billed to the Company consisted primarily of services relating to certain contractually-required audits.

(3)	Tax fees billed to the Company consisted primarily of advisory services relating to federal and state tax matters, including, in respect to the Madison Square Garden Arena Transformation.

The Audit Committee’s policy requires that the Audit Committee pre-approve audit and non-audit services performed by the independent registered public accounting firm. The Audit Committee may delegate its pre-approval authority to its Chairman provided that any such services are subsequently ratified by the entire Audit Committee. In addition, the Chief Financial Officer may approve the engagement of the independent registered public accounting firm for audit-related services not to exceed $50,000 per engagement provided that such engagement does not impair the external auditor’s independence and is ratified by the Audit Committee at the next Audit Committee meeting. All of the services for which fees were disclosed under “Audit-Related Fees” and “Tax Fees” in the table above were pre-approved under the Audit Committee’s pre-approval policy.

REPORT OF AUDIT COMMITTEE

The Audit Committee assists the Board in its oversight of the Company’s financial reporting, internal controls, and audit functions. As set forth in the charter of the Audit Committee, management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, the Company’s accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company has a full-time Internal Audit department that reports to the Audit Committee and management. This department is responsible for objectively reviewing and evaluating the adequacy, effectiveness, and quality of the Company’s system of internal control.

The Company’s independent registered public accounting firm, KPMG, LLP (“KPMG”) is responsible for auditing the Company’s financial statements and internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and expressing an opinion on the conformity of the consolidated financial statements to U.S. generally accepted accounting principles (“U.S. GAAP”) and on the effectiveness of the Company’s internal control over financial reporting.

In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements with management and KPMG. The Audit Committee has also discussed with KPMG the matters required to be discussed under the auditing standards of the PCAOB, including the matters required by the PCAOB’s Codification of Statement on Auditing Standards No. 61. Finally, the Audit Committee has received the written disclosures and the letter from KPMG required by PCAOB Rule 3526, (Communications with Audit Committee’s Concerning Independence) and has discussed with KPMG the firm’s independence. All audit and non-audit services performed by KPMG must be specifically approved by the Audit Committee or a member thereof.

As part of its responsibilities for oversight of the risk management process, the Audit Committee has reviewed and discussed the Company’s risk assessment and risk management framework, including discussions of individual risk areas as well as a summary of the overall process.

The Audit Committee has discussed with the Company’s Internal Audit Department and KPMG, the overall scope of and plans for their respective audits. The Audit Committee meets with the Senior Vice President of Internal Audit and Compliance and representatives of KPMG, in regular and executive sessions, to discuss the results of their examinations, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting and compliance programs.

Based upon the reports, review and discussions described in this report, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s 2013 Form 10-K that was filed with the SEC.

Members of the Audit Committee

Vincent Tese (Chair)

Richard D. Parsons

Alan D. Schwartz

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

The Company compensates its named executive officers through salary, annual incentive awards, long-term incentive awards, perquisites and fringe benefit programs. Our annual and long-term incentive programs provide performance-based incentives for our management tied to key financial measures that drive stockholder value and reward sustained achievement of the Company’s key financial goals.

This Compensation Discussion and Analysis presents historical and current information and analysis related to the compensation programs for our named executive officers. For purposes of this Compensation Discussion and Analysis, Messrs. James L. Dolan, Hank J. Ratner, Robert M. Pollichino, Lawrence J. Burian and Joseph F. Yospe are referred to collectively as our named executive officers (“NEOs”). This Compensation Discussion and Analysis describes the specific arrangements that the Company has in place for our NEOs as well as a discussion of our compensation philosophy for the NEOs with respect to the year ended June 30, 2013.

At the commencement of the 2013 fiscal year, compensation for each of Messrs. Dolan, Ratner, Pollichino and Burian was subject to their respective employment agreements with the Company which were effective on the Distribution Date. In August 2012, the Company entered into revised employment agreements with each of Messrs. Pollichino and Burian, and a new employment agreement with Mr. Yospe. Information concerning the Company’s current employment agreements with its NEOs is set forth below under “Executive Compensation Tables — Employment Agreements.”

Overview of Executive Compensation Program

Our executive compensation program is administered by our Compensation Committee. The responsibilities of the Compensation Committee are set forth in its charter. Among other responsibilities, the Compensation Committee (1) establishes our general compensation philosophy and, in consultation with management, oversees the development and implementation of compensation programs; (2) reviews and approves corporate goals and objectives relevant to the compensation of our executive officers who are required to file reports with the SEC under Section 16(a) of the Exchange Act, evaluates their performance in light of those goals and objectives, and determines and approves their respective compensation level based on this evaluation; (3) oversees the activities of the committee or committees administering our retirement and benefit plans and (4) administers our stockholder-approved compensation plans. For more information about the Compensation Committee, please see “Board of Directors — Board Committees — Compensation Committee.”

Compensation Consultant

The Compensation Committee has authority under its charter to engage outside consultants to assist in the performance of its duties and responsibilities. Our Compensation Committee utilizes the services of a compensation consultant to assist in determining whether the elements of our executive compensation program are reasonable and consistent with our objectives.

ClearBridge Compensation Group LLC (the “compensation consultant”) serves as independent compensation consultant to the Compensation Committee. The compensation consultant reports directly to the Compensation Committee and, at the request of the Compensation Committee, the compensation consultant meets with members of management from time to time for purposes of gathering information on management proposals and recommendations to be presented to the Compensation Committee.

The following is a description of the services provided by the compensation consultant, as the Compensation Committee’s consultant, during the year ended June 30, 2013:

•	Attended all Compensation Committee meetings;

•	Provided information, research, and analysis pertaining to executive compensation program for the 2013 fiscal year;

•	Regularly updated the Compensation Committee on market trends, changing practices, and legislation pertaining to compensation;

•	Assisted the Compensation Committee in making pay determinations for the Executive Chairman, the President and Chief Executive Officer, and the other executive officers;

•	Advised on the design of the executive compensation program and the reasonableness of individual compensation targets and awards;

•	Provided advice and recommendations that incorporated both market data and Company-specific factors; and

•	Assisted the Compensation Committee in connection with its review of non-employee director compensation.

During fiscal year 2013, the compensation consultant provided no other services to the Company.

In June 2013, the Compensation Committee charter was amended to require the Compensation Committee to consider certain NASDAQ independence factors before receiving advice from an advisor. Although such independence rules are not applicable to the Company because it is a controlled company, the Compensation Committee believes that the compensation consultant nonetheless satisfies the independence requirements of such rules. In addition, the Compensation Committee believes that the compensation consultant’s work did not raise any conflict of interest during the year ended June 30, 2013. In reaching this conclusion, the Compensation Committee considered the same rules regarding advisor independence.

Role of Executives in Determining Compensation

The Compensation Committee reviews the performance and compensation of the Executive Chairman and the President and Chief Executive Officer and, following discussions with the compensation consultant, establishes each of their compensation. Senior management of the Company assists the Compensation Committee and the compensation consultant as described in this Compensation Discussion and Analysis, and provides to the Compensation Committee, either directly or through the compensation consultant, management’s recommendations on the compensation for executive officers other than the Executive Chairman and the President and Chief Executive Officer. Other members of management provide support to the Compensation Committee as needed. Based upon a review of performance and historical compensation, recommendations and information from members of management, and discussions with the compensation consultant, the Compensation Committee determines and approves compensation for the executive officers.

Executive Compensation Program Objectives and Philosophy

The Company is a fully-integrated sports, entertainment and media business comprised of dynamic and powerful brands. In support of its business objectives, the Company places great importance on its ability to attract, retain, motivate and reward experienced executive officers who can continue to achieve strong financial, operational and stock price performance. The Company strives to do so by developing executive compensation policies and programs that are consistent with, explicitly linked to, and supportive of, the strategic objectives of growing the Company’s businesses and maximizing stockholder value. Our NEOs, who are the five executive officers listed in the tables under “Executive Compensation Tables” below, have a combined total of more than 100 years of professional experience in the industries in which the Company operates.

The following principles describe the key objectives of our executive compensation program:

•

the majority of compensation for the Company’s executive officers should be at risk and based on the performance of the Company, so that actual compensation levels depend upon the Company’s actual performance as determined by the Compensation Committee;

•	incentive compensation of the Company’s executive officers should focus more heavily on long-term rather than short-term accomplishments and results;

•	equity-based compensation should be used to align the interests of our executive officers with the interests of our stockholders; and

•

the overall executive compensation program should be competitive, equitable and structured so as to ensure the Company’s ability to attract, retain, motivate and reward the talented executives who are essential to the Company’s continuing success. Total direct compensation, rather than individual compensation elements, is the Compensation Committee’s focus in providing competitive compensation opportunities.

In designing the executive compensation program, the Compensation Committee seeks to fulfill these objectives by maintaining appropriate balances between (1) short-term and long-term compensation, (2) cash and equity compensation and (3) performance-based and non-performance-based compensation.

Compensation Practices and Policies

General

The following discussion describes the practices and policies implemented by the Compensation Committee during the year ended June 30, 2013. In the case of Messrs. Dolan and Ratner, all of their respective compensation for the year ended June 30, 2013 was subject to employment agreements which were entered into prior to the Distribution and approved by Cablevision’s compensation committee. In August 2012, the Company entered into revised employment agreements with each of Messrs. Pollichino and Burian, and a new employment agreement with Mr. Yospe. Information concerning the Company’s current employment agreements with its NEOs is set forth below.

The Compensation Committee considered the results of the 2011 advisory “say-on-pay” proposal and incorporated such results as one of many factors in its assessment and development of the compensation program. Because the compensation described in our 2011 proxy statement was approved by a substantial majority of shares voted (including substantial majorities of each of the Class A Common Stock and the Class B Common Stock voted), the results of such vote has not contributed to the implementation of any changes to our executive compensation program.

Performance Objectives

As described below under “— Elements of In-Service Compensation,” the Company grants performance-based incentive compensation as an important element of executive compensation.

Generally, the performance metrics for the Company’s incentive compensation have been based on net revenues and on the adjusted operating cash flow, or “AOCF,” of its business units. The Company defines AOCF, which is a non-GAAP financial measure, as operating income (loss) before (i) depreciation, amortization and impairments of property and equipment and intangible assets, (ii) share-based compensation expense or benefit, and (iii) restructuring charges or credits. Because it is based on operating income (loss), AOCF also excludes interest expense (including cash interest expense) and other non-operating income and expense items. AOCF of the Company’s business units is based upon the AOCF of the Company’s reporting segments less the cost of the Company’s long-term incentive program that is included as an expense of the segments.

The Company considers these performance measures to be key measures of the Company’s operating performance. At the time of grant of an award, the performance measures used may contemplate certain potential future adjustments and exclusions.

Tally Sheets

The Compensation Committee has reviewed tally sheets setting forth all components of compensation payable, and the benefits accruing, to the NEOs for the year ended June 30, 2013, including all cash compensation, perquisites and the current value of outstanding equity-based awards. The tally sheets also set forth potential payouts to the NEOs upon various termination scenarios. The Compensation Committee considers the information presented in the tally sheets in determining future compensation.

Determining Compensation Levels

As part of the Compensation Committee’s review of the total compensation for the year ended June 30, 2013, the compensation consultant assisted the Compensation Committee in: (1) determining if a peer group should be used for comparative purposes, (2) assessing executive compensation in light of internal and external considerations and (3) reviewing the Company’s equity and cash-based executive incentive programs, taking into account evolving market trends. With the assistance of the compensation consultant, the Compensation Committee determined not to use peer group or target positioning in determining compensation given the limited number of comparable publicly-traded companies. Rather, the Compensation Committee used internal information (historical compensation, job responsibility, parity among executive officers, contractual commitments and attraction and retention of talent) to determine compensation, and used broad market data (industry-related and general industry data) to assess compensation levels. In order to obtain a general understanding of current compensation practices, the Compensation Committee considered multiple broad-based compensation surveys.

Elements of In-Service Compensation

Our executive compensation philosophy is reflected in the principal elements of our executive compensation program, each of which is important to the Company’s desire to attract, retain, motivate and reward highly-qualified executive officers. The compensation program included the following key elements for the year ended June 30, 2013: base salary, annual cash incentives, long-term incentives, retirement, health and welfare and other benefits, which are generally provided to all other eligible employees, and additional executive benefits, including post-termination compensation under certain circumstances and certain perquisites, each as described below.

A significant percentage of total direct compensation is allocated to incentive compensation in accordance with the Compensation Committee’s philosophy as described above. The Compensation Committee reviews historical Company compensation, other information provided by the compensation consultant and other factors, such as experience, performance, length of service and contractual commitments, to determine what it deems to be the appropriate level and mix of compensation for executive officers. The allocation between cash and equity compensation and short-term and long-term compensation is designed to provide a variety of fixed and at-risk compensation that is related to the achievement of the Company’s short-term and long-term objectives.

As noted in greater detail below under “Executive Compensation Tables — Employment Agreements,” Messrs. Dolan and Ratner, are also employed by Cablevision, as its President and Chief Executive Officer, and its Vice Chairman, respectively. Messrs. Dolan and Ratner are separately compensated by Cablevision with respect to such employment.

Base Salaries

Our Compensation Committee is responsible for setting the base salaries of the executive officers, which are intended to compensate the NEOs for the day-to-day services performed for the Company. Base salaries for these executives have been set at levels that are intended to reflect the competitive marketplace in attracting and retaining quality executives. Each NEO’s employment agreement contains a minimum base salary level. For information regarding these minimum base salary levels, please see “Executive Compensation

Tables — Employment Agreements” below. The Compensation Committee currently reviews the salaries of the executive officers no less frequently than on an annual basis. The Compensation Committee evaluates each executive’s performance and experience and, based on their performance and in accordance with the terms of their employment agreements, the Compensation Committee, in its discretion, may increase base salaries for the executive officers over time.

The base salaries paid to each of Messrs. Dolan, Ratner, Pollichino, Burian and Yospe in the year ended June 30, 2013 were as follows: $545,192, $1,292,308, $761,058, $668,692 and $431,950 respectively. See footnote 1 to “Executive Compensation Tables — Summary Compensation Table” for a more detailed discussion of the base salaries paid during the Company’s fiscal year. Effective September 1, 2013, the annual base salaries to be earned by Messrs. Ratner, Pollichino, Burian and Yospe were increased to the following: $1,400,000, $790,000, $710,000 and $449,150 respectively. The base salary for Mr. Dolan did not change. In determining salary increases for executive officers, the Compensation Committee considered multiple factors, including company and individual performance, market pay levels, the range of increases generally provided to the Company’s employees and, to the extent appropriate, management’s recommendations.

Annual Cash Incentives

Under our executive compensation program, annual incentive awards are made to executive officers and certain other members of management. Annual incentive awards are designed to link executive compensation directly to the Company’s performance and provide incentives and rewards for excellent business performance during the applicable fiscal year. For the NEOs and other individuals that the Compensation Committee determines may be covered by Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the bonuses for the year ended June 30, 2013 were granted under the Company’s 2010 Cash Incentive Plan (the “CIP”), a plan approved by the Company’s stockholders on November 30, 2011 and administered by the Compensation Committee. See “— Tax Deductibility of Compensation” below. For all other members of management, the bonuses for the year ended June 30, 2013 were granted under the Company’s management performance incentive program (“MPIP”) administered by the Compensation Committee.

Each employee eligible for an annual incentive award is assigned a target award equal to a percentage of that employee’s base salary earned during the applicable fiscal year. The target annual incentive awards are determined based upon the applicable employee’s position, grade level, responsibilities, and historical and expected future contributions to the Company. In addition, each NEO’s employment agreement contains a minimum target annual incentive award level. For information regarding these minimum target annual incentive award levels, see “Executive Compensation Tables — Employment Agreements” below. The Compensation Committee currently reviews the target annual incentive award levels of the executive officers no less frequently than on an annual basis. The Compensation Committee evaluates each such executive’s performance, experience and, based on their performance and in accordance with the terms of their employment agreements, the Compensation Committee, in its sole discretion, may revise target annual incentive award levels for the executive officers. Target incentive award levels for the NEOs as a percentage of base salary paid in the year ended June 30, 2013 were as follows: Mr. Dolan — 200%; Mr. Ratner — 200%; Mr. Pollichino — 60%; Mr. Burian — 60%; and Mr. Yospe — 45%.

CIP

The payment of the annual incentive awards under the CIP is conditioned upon the satisfaction of one or more performance objectives established by the Compensation Committee. Any such performance objective is subject to various adjustments such as for acquisitions and dispositions and investments in new venues or business ventures. The performance metrics were intended to achieve tax deductibility under Code Section 162(m). Upon achievement of the performance objective(s), each NEO is eligible to receive payment of an incentive bonus equal to the lesser of $10 million and two times the NEO’s target annual incentive award, subject to the Compensation Committee’s discretion to reduce the award. In general, under the CIP, regardless of whether the Company achieves, exceeds or fails to achieve its target performance objective(s), the Compensation

Committee has the discretion only to decrease annual incentive awards if the Company wishes to preserve the Code Section 162(m) deduction. In order for the NEOs to be eligible to receive an annual incentive award for the year ended June 30, 2013, the AOCF of the business units for the year ended June 30, 2013 needed to exceed $212.5 million. On September 4, 2013, the Compensation Committee certified the performance objectives as achieved by virtue of the AOCF of the business units for the year ended June 30, 2013 equaling $377.4 million. The Compensation Committee applied negative discretion under the CIP to bring payouts generally in line with calculated payouts under the MPIP for individuals who hold corporate positions (as described below). On September 17, 2013, the annual incentive awards for the year ended June 30, 2013 were approved to be paid by the Company to the NEOs as follows: Mr. Dolan — $1,366,252; Mr. Ratner — $3,238,523; Mr. Pollichino — $572,163; Mr. Burian —$527,723 and Mr. Yospe — $254,128.

MPIP

The payment of annual incentive awards under the MPIP to all eligible members of management is conditioned upon the satisfaction of performance objectives established by the Compensation Committee depending upon the applicable eligible employee’s specific business unit. For the year ended June 30, 2013, under the MPIP, these performance objectives related to items such as net revenues, AOCF of the business units, sponsorship, signage and advertising revenue, and other division-specific strategic and operating metrics. For individuals who hold corporate positions at the Company, the MPIP performance objectives were predominantly based on corporate and company-wide achievement of the performance metrics. Annual incentive awards under the MPIP are typically adjusted based on recipients’ individual performances. To the extent the Company exceeds or falls short of the MPIP performance objectives, eligible employees may receive payments greater than or less than their target annual incentive award.

Long-term Incentives

Our executive compensation program is designed to achieve the objectives described above under “— Executive Compensation Program Objectives and Philosophy.” Our core long-term incentive program has historically been a mix of restricted stock units and cash performance awards, with the size of target awards based upon an eligible employee’s grade level or employment agreement. The Compensation Committee determined that for the year ended June 30, 2013 the value of each target award be split equally between restricted stock units and a cash performance award.

The Compensation Committee believes that restricted stock units provide the NEOs with an incentive to improve the Company’s stock price performance and a direct alignment with stockholders’ interests, as well as a continuing stake in the long-term success of the Company. In addition, because these equity awards vest in their entirety on the third anniversary of the grant date (i.e., cliff vesting), the Compensation Committee believes these awards provide strong incentives for the executives to remain with the Company.

We make our annual long-term incentive grants to eligible employees after the public announcement of our annual financial information. Long term awards of restricted stock units and cash performance awards were granted in September 2012 for the Company’s fiscal year ended on June 30, 2013.

Restricted Stock Units

Under our executive compensation program, long-term incentive grants of restricted stock units are made to executive officers and certain other members of management pursuant to the Company’s 2010 Employee Stock Plan (the “Employee Stock Plan”). If the recipient remains employed by the Company through the date that the restrictions lapse, an award of a restricted stock unit will be settled in a share of Class A Common Stock or, at the Compensation Committee’s discretion, in a cash amount equal to the value of one share of Class A Common Stock as of the date such restrictions lapse. Under the current executive compensation program, restricted stock unit awards will cliff vest on the third anniversary of the date of grant so long as the recipient is continuously employed by the Company until such date. The restricted stock units granted to the NEOs also include a performance condition designed to achieve tax deductibility under Code Section 162(m). The number of restricted stock units granted to each eligible employee is determined based on the average closing price over the twenty-day trading period concluding on the day prior to the grant. In September 2012, the Compensation Committee approved the following awards of restricted stock units to the NEOs for the fiscal year ended on June 30, 2013: Mr. Dolan —21,680 units; Mr. Ratner — 66,900 units; Mr. Pollichino — 11,770 units; Mr. Burian — 10,540 units and Mr. Yospe — 5,080 units. These restricted stock units will vest in September 2015, as long as the employee is continuously employed until such date and, with respect to the NEOs, the performance objectives are attained. The performance objectives with respect to these awards required the AOCF of the business units in any of the fiscal years ending on June 30, 2013, June 30, 2014 or June 30, 2015 to exceed 75% of the 2012 fiscal year AOCF of the business units. On September 4, 2013, the Compensation Committee certified the achievement of the performance objectives by virtue of the AOCF of the business units for the 2013 fiscal year ($377.4 million) exceeding 75% of the AOCF of the business units for the 2012 fiscal year ($227.7 million). Additional information regarding restricted stock unit awards for the NEOs during the 2013 fiscal year is set forth in the “Summary Compensation Table and the Grants of Plan-Based Awards” table under “Executive Compensation Tables” below. More information regarding other equity grants for the NEOs appears in the Outstanding Equity Awards at June 30, 2013 table under “Executive Compensation Tables” below.

One effect of the cliff-vesting of restricted stock units under our long-term incentive plan is to require each of our NEOs to maintain significant holdings of Company securities at all times.

Cash Performance Awards

Under our executive compensation program, grants of long-term cash performance awards are made to executive officers and certain other members of management pursuant to the Company’s CIP. The current executive compensation program contemplates annual grants of three-year performance awards to executive officers and other members of management to be earned on the basis of long-term Company performance relative to pre-established financial goals. The Compensation Committee sets the performance objectives for each award in the first quarter of the fiscal year of grant. Each recipient is eligible to receive a specified target dollar amount, depending on the employee’s grade level, to the extent that the Company’s target performance objectives are achieved and the recipient is continuously employed by the Company through the payment date. To the extent the Company exceeds or falls short of the performance objectives, eligible employees may receive payments greater than or less than (or none of) their target cash performance award.

With respect to the awards granted to the NEOs in September 2012, the payment of the cash performance awards is conditioned upon the satisfaction of one or more performance objectives established by the Compensation Committee. Any such performance objectives are subject to various adjustments such as for acquisitions and dispositions, changes in GAAP and/or investments in new venues or business ventures. The performance objectives were designed to achieve tax deductibility under Code Section 162(m). Upon achievement of the performance objective(s), each NEO is eligible to receive payment of an incentive bonus equal to two times the NEO’s cash performance award target, subject to the recipient’s continued employment by the Company through the payment date and the Compensation Committee’s discretion to reduce (but not increase) the award (e.g., to bring the awards in line with the payouts that would have been achieved based on the performance objectives that are applicable to other members of management, as described in the following paragraph). No such reduction may result in a payout (expressed as a percentage of the target award) less than the payout (expressed as a percentage of the target award) for the cash performance awards granted in September 2012 to those eligible Company employees who the Compensation Committee determined will not be subject to Code Section 162(m), as described in the following paragraph. Based on the experience and grade level of the NEOs, in September 2012 the Compensation Committee granted performance awards with the following targeted amounts: Mr. Dolan — $875,000; Mr. Ratner — $2,700,000; Mr. Pollichino — $475,000; Mr. Burian — $425,000 and Mr. Yospe — $205,000. Such awards will be payable in 2015, subject to continued employment requirements and the Compensation Committee’s negative discretion described above, so long as the AOCF of the Company’s business units in any of the fiscal years ended on June 30, 2013, June 30, 2014 or June 30, 2015 exceeds 75% of the 2012 fiscal year AOCF of the business units. On September 4, 2013, the Compensation

Committee certified the achievement of the performance objectives by virtue of the AOCF of the business units for the 2013 fiscal year ($377.4 million) exceeding 75% of the AOCF of the business units for the 2012 fiscal year ($227.7 million).

The cash performance awards granted in September 2012 to all eligible Company employees whom the Compensation Committee determined are not subject to Code Section 162(m) will be payable in September 2015 if (a) the Company achieves specified targets of net revenues (or, for certain live event production divisions of the Company, contribution (revenue less direct expense and amortization of mounting costs) instead of net revenues), and AOCF of the business units in the year ending June 30, 2015 and (b) continued employment requirements are satisfied. The target levels of net revenues (or contribution) and AOCF of the business units were derived from the Company’s five-year plan for its operating business units presented to the Board in connection with the Company’s budget for the fiscal year ended June 30, 2013. These targets were intended to measure ongoing operating performance of the Company and are subject to various adjustments such as for acquisitions and dispositions, changes in GAAP and/or investments in new venues or business ventures, and exclude all charges for long-term performance based compensation. The awards provide for a potential payout on a sliding scale such that the actual payment may range from 0% of the long-term cash performance award if the Company fails to achieve threshold levels of performance (for example, if both net revenues and AOCF of the business units fail to reach at least 85% and 75%, respectively, of the targets) to 110% of the long-term cash performance award if the Company exceeds the threshold levels of performance by a certain percentage (for example, if both net revenues and AOCF of the business units equal or exceed 115% and 125%, respectively, of the targets). If the Company exceeds threshold levels but does not achieve the targeted rates, or if the Company achieves or exceeds one target but not both, the award provides for partial payments. Fifty percent of the award is tied to achievement of net revenue (or contribution) goals, and 50% of the award is tied to achievement of business unit AOCF goals.

Because the AOCF and net revenue (or contribution) targets for the cash performance awards have been derived from the Company’s confidential five-year strategic plans, which are not disclosed publicly for competitive reasons, we do not believe it is appropriate to disclose specific numerical targets. Disclosure of these targets could provide information that could lead to competitive harm. We believe that our five-year plans, and consequently the targets set for the performance awards, are ambitious and reflect desired above-market performance. In determining the threshold levels of performance, the Compensation Committee considered, among other factors, the Company’s five-year plans and the degree of difficulty in achieving the targets. The Compensation Committee believes that the lowest levels on the sliding scale should be achieved, although there can be no assurance this will occur. As the payout scale increases, the likelihood of achievement decreases and the payouts increase. The Compensation Committee has the authority to amend or waive the performance targets under these awards and to make interpretations and adjustments thereto.

In February 2013, the Compensation Committee certified the Company’s achievement of the calendar year 2012 net revenue and AOCF performance objectives for the cash performance awards granted in March 2010. Based upon the Company’s actual performance against such objectives, the 2010 performance awards paid out at 106.6% of target in February 2013.

Benefits

Benefits offered to executive officers generally provide for retirement income and serve as a safety net against hardships that can arise from illness, disability or death. The executive officers are generally eligible to participate in the same health and welfare benefit plans made available to the other benefits-eligible employees of the Company, including, for example, medical, dental, vision, life insurance and disability coverage. Notwithstanding the foregoing, Mr. Dolan does not participate in certain Company benefit plans, including the Company’s qualified defined benefit and defined contribution pension plans, and the Company’s medical, dental and vision plans. Mr. Dolan receives pension and health benefits from Cablevision.

Defined Benefit Plans

The Company maintains the MSG Holdings, L.P. Cash Balance Pension Plan (the “MSG Cash Balance Pension Plan”), a tax-qualified defined benefit plan, for participating employees, including executive officers. Under the MSG Holdings, L.P. Excess Cash Balance Plan (the “MSG Excess Cash Balance Plan”), a non-qualified deferred compensation plan, the Company provides additional benefits to employees, including executive officers, who are restricted by the applicable IRS annual compensation limitation. Effective March 1, 2011, the Company merged the Madison Square Garden, L.P. Retirement Plan (the “MSG Retirement Plan”), a frozen defined benefit pension plan, into the MSG Cash Balance Pension Plan.

The Company also maintains the MSG Holdings, L.P. Excess Retirement Plan (the “MSG Excess Retirement Plan”), a non-qualified deferred compensation plan, under which the Company provided additional benefit accruals (until January 1, 2008) to employees, including executive officers, whose participation in the MSG Retirement Plan was restricted by the applicable IRS annual compensation limitation. The MSG Excess Retirement Plan was frozen at the same time as the related qualified plan.

More information regarding the MSG Cash Balance Pension Plan, the MSG Excess Cash Balance Plan, and the MSG Excess Retirement Plan is provided in the Pension Benefits table under “Executive Compensation Tables” below.

Defined Contribution Plans

Under the MSG Holdings, L.P. 401(k) Savings Plan, a tax-qualified retirement savings plan, participating employees, including executive officers, may contribute into their plan accounts a percentage of their eligible pay on a before-tax basis as well as a percentage of their eligible pay on an after-tax basis. The Company matches 50% of the first 6% of eligible pay contributed by participating employees. The Company matching contributions are subject to vesting limitations for the first three years of employment.

In addition, the Company offers the MSG Holdings, L.P. Excess Savings Plan, a non-qualified deferred compensation plan, to employees, including executive officers, who are restricted by the applicable IRS annual compensation limitation and/or the pre-tax income deferral limitation. More information regarding the Excess Savings Plan is provided in the Nonqualified Deferred Compensation table under “Executive Compensation Tables” below.

Matching contributions made by the Company under the MSG Holdings, L.P. 401(k) Savings Plan and the MSG Holdings, L.P. Excess Savings Plan and allocations under the defined contribution portion of the Nonqualified Supplemental Benefit Plan on behalf of the NEOs are set forth in the Summary Compensation Table under “Executive Compensation Tables” below.

Other

In addition to the above employee benefit plans, Mr. Pollichino is also eligible for benefits under the Madison Square Garden Retiree Medical Program, which provides continued medical coverage to employees who (i) were hired prior to January 1, 2001, (ii) retire after age 55 with at least ten years of service, (iii) commence payments under the MSG Holdings, L.P. Retirement Plan and (iv) are eligible for the Company’s active medical plan on the day before the retirement date. The program is self-funded and participants pay 25% of the cost of pre-65 coverage and 100% of post-65 coverage.

Perquisites

The Company provides certain perquisites to executive officers as described below. The aggregate value of perquisites received by each of the NEOs is set forth in the Summary Compensation Table under “Executive Compensation Tables” below.

Car and Driver

Messrs. Dolan and Ratner have regular access to a car and driver, which each is permitted to use for his personal use in addition to business purposes. In addition, certain other executive officers and members of management have had access to cars and drivers on a limited basis for personal use. To the extent employees use a car and driver for personal use without reimbursement to the Company, those employees are imputed compensation for tax purposes.

Aircraft Arrangements

The Company has access to various aircraft through time sharing arrangements with a subsidiary of Cablevision and various Dolan family entities. Generally, Messrs. Dolan and Ratner are permitted to use Cablevision helicopters for personal travel, which has primarily been for purposes of commutation. The Company and Cablevision have agreed on an allocation of the costs of such personal helicopter use.

To the extent any employee uses any of the aircraft for personal travel without reimbursement to the Company, they are imputed compensation for tax purposes based on the Standard Industry Fare Level rates that are published biannually by the IRS. For compensation reporting purposes, we valued the incremental cost of the personal use of the aircraft based on the variable costs incurred by the Company net of any reimbursements received from executives. The incremental cost of the use of the aircraft does not include any costs that would have been incurred by the Company whether or not the personal trip was taken.

Executive Security

Messrs. Dolan and Ratner participate in Cablevision’s executive security program. The Company and Cablevision have agreed on an allocation of the costs of such participation in their security program. Because certain of these costs can be viewed as conveying personal benefits to the NEOs, they are reported as perquisites.

Event Tickets

From time to time certain employees, including the NEOs (and their guests), have access to tickets to sporting events and other entertainment at the Company’s venues at no cost, and may also purchase tickets at face value. Attendance at such events is integrally and directly related to the performance of their duties, and, as such, we do not deem the receipt of such tickets to be perquisites.

Post-Termination Compensation

We believe that post-termination benefits are integral to the Company’s ability to attract and retain qualified executives.

Under certain circumstances, payments or other benefits may be provided to employees upon the termination of their employment with the Company. These may include payments or other benefits upon a termination by the Company without cause, termination by the employee for good reason, other voluntary termination by the employee, retirement, death, disability, or termination following a change in control of the Company or following a going-private transaction. With respect to the NEOs, the amounts and terms of such payments and other benefits (including the definition of “cause” and “good reason”) are governed by each NEO’s employment agreement and any applicable award agreements. Post-termination compensation is discussed in greater detail in “Executive Compensation Tables — Employment Agreements” and — Termination and Severance” below.

Hedging Policy

The Company’s Insider Trading Policy prohibits all employees, including the NEOs, from engaging in any type of hedging transaction (including, without limitation, a short sale) with respect to any Company security.

Tax Deductibility of Compensation

Code Section 162(m) establishes a $1 million limit on the amount that a publicly held corporation may deduct for compensation paid to the chief executive officer and the next three most highly paid NEOs (other than the chief financial officer) in a taxable year. This limitation does not apply to any compensation that is “qualified performance-based compensation” under Code Section 162(m), which is defined as compensation paid in connection with certain stock options or that is paid only if the individual’s performance meets pre-established objective goals based on performance criteria established under a plan approved by stockholders. Our short-term and long-term incentive compensation plans are generally designed to qualify for this exemption from the deduction limitations of Code Section 162(m) and to be consistent with providing appropriate compensation to executives. The Company’s stockholders approved the CIP and the Employee Stock Plan at the Company’s first annual stockholders’ meeting on November 30, 2011.

From time to time, to the extent it deems appropriate, the Compensation Committee may make awards (or modifications to awards) that would not qualify for an exemption from Code Section 162(m). For example, we expect that the amount of annual base salary in excess of $1 million for each of the President and Chief Executive Officer and the next three most highly paid NEOs, plus any other annual compensation paid or imputed to each of the President and Chief Executive Officer and the next three most highly paid NEOs covered by Code Section 162(m) that causes their respective non-performance-based compensation to exceed the $1 million limit, will not be deductible by the Company for federal income tax purposes.

Although it is the Company’s intent generally to qualify compensation for the exemption from the deduction limitations, we believe that it is in the best interests of the Company’s stockholders to allow the Compensation Committee the flexibility and discretion to design an appropriate executive compensation program so that the Company can attract, retain, motivate and reward our executives, notwithstanding Code Section 162(m).

Other Awards

As a result of the Distribution, Cablevision stock options and stock appreciation rights were adjusted according to the 1:4 distribution ratio (i.e., one share of the Company’s common stock for every four shares of Cablevision) into two separate awards by each of Cablevision and the Company. In addition, independent of any action by the Compensation Committee, as a result of the spinoff by Cablevision of AMC Networks into its own separate, publicly-traded company (the “AMC Distribution”), Cablevision stock options and stock appreciation rights were adjusted according to the 1:4 distribution ration (i.e., one share of AMC Networks common stock for every four shares of Cablevision) into two separate awards by each of Cablevision and AMC Networks. As of June 30, 2013, all outstanding Cablevision options and stock appreciation rights, and all Company and AMC Networks options and stock appreciation rights issued in respect of such Cablevision awards, had vested.

With respect to outstanding long-term cash and equity awards, the Company, Cablevision and AMC Networks are not regarded as competitive entities of each other for purposes of any non-competition provisions contained in the applicable award agreements.

REPORT OF COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with management. Based on such review and discussions, we have recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement for filing with the U.S. Securities and Exchange Commission.

Members of the Compensation Committee

Alan D. Schwartz (Chair)

Vincent Tese

EXECUTIVE COMPENSATION TABLES

The tables below reflect the compensation of the Company’s Executive Chairman, President and Chief Executive Officer, Chief Financial Officer and the two other most highly paid executive officers. See “Compensation Discussion and Analysis” for an explanation of our compensation philosophy and program.

Summary Compensation Table

The table below summarizes the total compensation paid or earned by each of our NEOs for (i) the fiscal years ended June 30, 2013 and 2012, (ii) the Transition Period, and (iii) the fiscal year ended December 31, 2010.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation($)(6)	Total ($)
James L. Dolan	2013	545,192	—	907,958	2,485,552	26,815	34,793	4,000,310
Executive Chairman	2012	520,385	—	876,274	1,437,302	61,270	29.863	2,925,094
	Transition Period	250,000	—	862,322	675,000	687	7,500	1,795,509
	2010	440,385	—	766,500	1,154,688	35,231	15,519	2,412,323
Hank J. Ratner	2013	1,292,308		2,801,772	6,692,363	89,776	112,229	10,988,448
President and Chief Executive Officer	2012	1,248,923	—	2,703,487	3,449,526	94,766	115,011	7,611,713
	Transition Period	600,000	—	2,660,339	1,620,000	1,443	52,288	4,934,070
	2010	1,056,923	—	7,551,120	2,771,253	73,985	87,673	11,540,954
Robert M. Pollichino	2013	761,058		492,928	1,179,783	2,816	23,672	2,460,257
Executive Vice President and Chief Financial Officer	2012	735,938	901,142	475,705	609,799	397,881	24,202	3,144,667
	Transition Period	355,815	—	468,259	288,210	76,703	14,639	1,203,626
	2010	685,979	—	416,100	817,591	160,697	169,995	2,250,362
Lawrence J. Burian	2013	668,692		441,415	911,483	39,117	20,780	2,081,487
Executive Vice President, General Counsel and Secretary	2012	631,308	778,675	375,680	523,102	37,435	20,763	2,366,963
	Transition Period	304,846	—	295,685	246,925	3,272	12,567	863,295
	2010	542,308	—	262,800	729,959	35,327	142,506	1,712,900
Joseph F. Yospe	2013	431,950		212,750	516,364	20,123	13,437	1,194,624
Senior Vice President and Controller	2012	418,969	—	205,450	272,948	35,714	13,781	946,862
	Transition Period	203,231	—	202,253	125,870	—	6,687	538,041
	2010	332,308	—	179,580	235,980	—	6,983	754,851

(1)	For 2013, salaries paid to the NEOs accounted for approximately the following percentages of their total compensation: Mr. Dolan — 14%; Mr. Ratner — 12%; Mr. Pollichino — 31%; Mr. Burian — 32%; and Mr. Yospe — 36%.

(2)	For 2012 figures, this column reflects the outstanding portion of the 2004 deferred compensation award granted by Cablevision to Messrs. Pollichino and Burian, and paid by the Company on the seventh anniversary of such award (October 2011) in accordance with its terms. Deferred compensation awards granted by Cablevision to Messrs. Dolan and Ratner remained a liability of, and were paid by, Cablevision.

(3)	This column reflects the aggregate grant date fair value of Company restricted stock units and restricted stock, as applicable, granted to the executives, without any reduction for risk of forfeiture, as calculated in accordance with FASB ASC Topic 718 on the date of grant. In addition, Company common stock was issued in 2010 as dividends in respect of outstanding Cablevision restricted stock awards held as of the Distribution. Such Company common stock was restricted on the same basis as underlying Cablevision restricted stock awards. Such Distribution-related shares held by certain of the NEOs are not reflected in the 2010 figures in this table, but are included in the Options Exercised and Stock Vested Table.

(4)

For the 2013 figures, this column reflects the annual incentive award earned by each individual with respect to performance during the year ended June 30, 2013 and paid in September 2013 as well as the long-term cash performance award granted by the Company in March 2010 and earned based on calendar year 2012 performance. These long-term cash performance awards were paid in February 2013 in the following amounts: Mr. Dolan: $1,119,300, Mr. Ratner: $3,453,840, Mr. Pollichino: $607,620,

Mr. Burian: $383,760, and Mr. Yospe: $262,236. The 2012 figures in this column include the annual incentive award earned by each individual and the following long-term performance awards granted by Cablevision in 2009 and earned based on calendar year 2011 Cablevision performance: Mr. Pollichino: $200,500 and Mr. Burian: $192,480. Pursuant to the Company’s Distribution-related agreements with Cablevision, the Company assumed the full liability related to such awards, but Cablevision funded to the Company $85,219 a pro rata portion of Mr. Burian’s award reflecting the portion of the performance period occurring prior to February 1, 2010, Mr. Burian’s start date with the Company. For Transition Period figures, this column reflects the annual incentive award earned by each individual with respect to performance during the Transition Period and paid in September 2011. For 2010 figures, this column reflects the annual incentive award earned by each individual with respect to performance during 2010 and paid in March 2011. Mr. Burian’s 2010 bonus includes $34,500 funded by Cablevision for the period of 2010 during which Mr. Burian was a Cablevision employee. In addition, with respect to Messrs. Pollichino and Burian, the 2010 figures in this column include the following long-term performance awards granted by Cablevision in 2008, and earned based on calendar year 2010 Cablevision performance as follows: Mr. Pollichino: $228,000 and Mr. Burian: $218,880. Pursuant to the Company’s Distribution-related agreements with Cablevision, the Company assumed the full liability related to such awards, but Cablevision funded to the Company $145,334, a pro rata portion of Mr. Burian’s award reflecting the portion of the performance period occurring prior to February 1, 2010, Mr. Burian’s start date with the Company.

(5)	For each period, this column represents the sum of the increase during such period in the present value of each individual’s accumulated cash balance plan account and accumulated excess cash balance account over the amount reported for the prior period. There were no above-market earnings on nonqualified deferred compensation. For more information regarding the NEOs’ pension benefits, please see the Pension Benefits table below. In addition, with respect to Mr. Pollichino, this column includes the increase during each applicable period in the present value of his benefit under the MSG Retirement Plan (which, effective March 1, 2011, was merged into the MSG Cash Balance Plan) and MSG Excess Retirement Plan.

(6)	The table below shows the components of this column:

Name	Year	401(k) Plan Match (a)	Excess Savings Plan Match (a)	Life Insurance Premiums (b)	Perquisites (c)	Total
James L. Dolan	2013	—	$16,327	$1,140	$17,326	$34,793
Hank J. Ratner	2013	$7,650	$31,073	$1,471	$72,035	$112,229
Robert M. Pollichino	2013	$7,650	$15,156	$866	—	$23,672
Lawrence J. Burian	2013	$4,773	$15,247	$760	—	$20,780
Joseph F. Yospe	2013	$7,695	$5,250	$492	—	$13,437

(a)	These columns represent, for each individual, a matching contribution by the Company on behalf of such individual under MSG’s 401(k) Plan or Excess Savings Plan, as applicable.

(b)	This column represents amounts paid for each of Messrs. Dolan, Ratner, Pollichino, Burian and Yospe to participate in the Company’s group life insurance program.

(c)	This column represents, for the NEOs, the following aggregate estimated perquisites, as described in the table below. For more information regarding the calculation of these perquisites, please see “Compensation Discussion and Analysis — Perquisites.”

Name	Year	Car and Driver (I)	Aircraft (II)	Executive Security (III)	Total
James L. Dolan	2013	*	*	*	$17,326
Hank J. Ratner	2013	*	$59,303	*	$72,035
Robert M. Pollichino	2013	*	*	*	**
Lawrence J. Burian	2013	*	*	*	**
Joseph F. Yospe	2013	*	*	*	**

*	Does not exceed the greater of $25,000 or 10% of the total amount of the perquisites of the NEO.

**	The aggregate value of the perquisites in 2013 for the individual is less than $10,000.

(I)	The amounts in this column are calculated by using a mileage charge for the executive’s personal use of the vehicle.

(II)	As discussed under “Compensation Discussion and Analysis — Perquisites — Aircraft Arrangements,” the amounts in the table reflect the incremental cost to the Company for personal use of aircraft (which the Company uses pursuant to its time sharing arrangements with a Cablevision subsidiary, see “Relationship Between Us and Cablevision and AMC Networks Inc. — Aircraft Arrangements” below). Incremental cost is determined as the actual additional cost incurred by the Company under the time sharing arrangements.

(III)	The amounts in this column represent the amounts paid by the Company to Cablevision for Messrs. Dolan and Ratner’s participation in Cablevisions executive security program.

Grants of Plan-Based Awards

The table below presents information regarding awards granted during the year ended June 30, 2013 to each NEO under the Company’s plans, including estimated possible and future payouts under non-equity incentive plan awards and equity incentive plan awards of restricted stock units, restricted stock and stock options.

Name	Year	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units(#)	All Other Option Awards: Securities Underlying Options(#)	Exercise or Base: Price of Option Awards ($/Sh.)	Grant Date Fair Value of Stock and Option Awards($)(1)
			Threshold($)	Target($)	Maximum($)
James L. Dolan	2013	09/10/2012(2)		1,100,000	2,200,000
	2013	09/10/2012(3)	787,500	875,000	1,750,000
	2013	09/10/2012(4)				21,680			907,958
Hank J. Ratner	2013	09/10/2012(2)		2,600,000	5,200,000
	2013	09/10/2012(3)	2,430,000	2,700,000	5,400,000
	2013	09/10/2012(4)				66,900			2,801,772
Robert M. Pollichino	2013	09/10/2012(2)		459,000	918,000
	2013	09/10/2012(3)	427,500	475,000	950,000
	2013	09/10/2012(4)				11,770			492,928
Lawrence J. Burian	2013	09/10/2012(2)		405,000	810,000
	2013	09/10/2012(3)	382,500	425,000	850,000
	2013	09/10/2012(4)				10,540			441,415
Joseph F. Yospe	2013	09/10/2012(2)		195,300	390,600
	2013	09/10/2012(3)	184,500	205,000	410,000
	2013	09/10/2012(4)				5,080			212,750

(1)	This column reflects the aggregate grant date fair value of the restricted stock unit awards granted to each NEO in 2013 without any reduction for risk of forfeiture, as calculated in accordance with FASB ASC Topic 718 on the date of grant.

(2)	This row reflects the possible payouts with respect to grants of annual incentive awards under the Company’s CIP for performance in the year ended June 30, 2013. Each of the executives is assigned a target bonus which is a percentage of the executive’s base salary for such year; there is no threshold amount for annual incentive awards. Under the terms of the awards, upon the achievement of the relevant performance targets, each NEO is eligible to receive an annual incentive award equal to the lesser of $10,000,000 and two times the executive’s target bonus, subject to the Compensation Committee’s discretion to reduce the award. The amounts of annual incentive awards actually paid in September 2013 for performance in 2013 are disclosed in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table above. For more information regarding the terms of these annual incentive awards, please see “Compensation Discussion and Analysis — Elements of In-Service Compensation — Annual Cash Incentives.”

(3)	This row reflects the future payouts with respect to the long-term cash performance awards that were granted under the CIP in September 2012. Each performance award was granted with a target payment, with an actual payment upon the achievement of performance targets equal to two times the target, subject to the Compensation Committee’s discretion to reduce the award. These performance awards will be payable in the first quarter of the fiscal year ending June 30, 2016, subject to continued employment requirements. These awards were subject to performance criteria which have been satisfied. For more information regarding the terms of these performance awards, please see “Compensation Discussion and Analysis — Elements of In-Service Compensation — Long-Term Incentives — Cash Performance Awards.”

(4)	This row reflects the number of restricted stock units awarded in the year ended June 30, 2013. These grants of restricted stock units, which were made under the Company’s 2010 Employee Stock Plan, are expected to cliff vest on the third anniversary of the grant date and were subject to performance criteria which have been satisfied. See “— Compensation Discussion and Analysis — Elements of In-Service Compensation — Restricted Stock Units.”

Outstanding Equity Awards at June 30, 2013

The table below shows (i) each grant of stock options and stock appreciation rights that are unexercised and outstanding and (ii) the aggregate number of unvested restricted stock units and shares of unvested restricted stock outstanding for each NEO, in each case as of June 30, 2013.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)
James L. Dolan (7)						90,380	(2)	5,355,015
	15,000	—	—	10.78	11/8/2015
	30,000	—	—	10.78	11/8/2015
	66,000	—	—	14.25	6/05/2016
Hank J. Ratner (7)	—	—	—	—	—	278,850	(3)	16,521,863
Robert M. Pollichino (7)						49,070	(4)	2,907,398
	1,875	—	—	7.27	10/01/2014
	2,000	—	—	10.78	11/08/2015
Lawrence J. Burian						37,300	(5)	2,210,025
	500	—	—	7.27	10/01/2014
	1,000	—	—	10.78	11/08/2015
Joseph F. Yospe	—	—	—	—	—	21,190	(6)	1,255,508

(1)	Calculated using the closing price of Class A Common Stock on NASDAQ on June 28, 2013 of $59.25 per share.

(2)	With respect to Mr. Dolan, the total in this column represents an award of 31,380 restricted stock units granted as a long-term incentive award in March 2011, 37,320 restricted stock units granted as a long-term incentive award in September 2011 and 21,680 restricted stock units granted as a long-term incentive award in September 2012.

(3)	With respect to Mr. Ratner, the total in this column represents an award of 96,810 restricted stock units granted as a long-term incentive award in March 2011, 115,140 restricted stock units granted as a long-term incentive award in September 2011, and 66,900 restricted stock units granted as a long-term incentive award in September 2012.

(4)	With respect to Mr. Pollichino, the total in this column represents an award of 17,040 restricted stock units granted as a long-term incentive award in March 2011, 20,260 restricted stock units granted as a long-term incentive award in September 2011 and 11,770 restricted stock units granted as a long-term incentive award in September 2012.

(5)	With respect to Mr. Burian, the total in this column represents an award of 10,760 restricted stock units granted as a long-term incentive award in March 2011, 16,000 restricted stock units granted as a long-term incentive award in September 2011 and 10,540 restricted stock units granted as a long-term incentive award in September 2012.

(6)	With respect to Mr. Yospe, the total in this column represents an award of 7,360 restricted stock units granted as a long-term incentive award in March 2011, 8,750 restricted stock units granted as a long-term incentive award in September 2011 and 5,080 restricted stock units granted as a long-term incentive award in September 2012.

(7)	As discussed in greater detail under “Compensation Discussion and Analysis — Other Awards,” Mr. Pollichino holds 15,500 vested Cablevision stock options and 3,875 vested AMC Networks stock options, the exercisability of which are subject to continued employment by the Company. Outstanding Cablevision and AMC Networks equity-based awards held by Messrs. Dolan and Ratner are subject to their respective continued employment by Cablevision.

Option Exercises and Stock Vested

The table below shows stock option exercises during the year ended June 30, 2013 and restricted stock awards that vested during the same period.

	Option Exercises		Restricted Stock
Name	Number of Shares Acquired on Exercise (1)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting	Value Realized On Vesting ($) (2)
James L. Dolan	316,041	11,494,135(3)	35,000	2,016,000
Hank J. Ratner	309,524	10,784,082(4)	344,800(5)	19,860,480
Robert M. Pollichino	—	—	19,000	1,094,400
Lawrence J. Burian	—	—	12,000	691,200
Joseph F. Yospe	—	—	8,200	472,320

(1)	This column represents options to purchase Company stock issued in connection with the Distribution with respect to options to purchase Cablevision stock that were awarded to certain employees of Cablevision and the Company prior to the Distribution.

(2)	Calculated using the closing price of Class A Common Stock on NASDAQ on the vesting date, March 29, 2013, of $57.60 per share.

(3)	Calculated using the closing price of Class A Common Stock on NASDAQ on the following exercise dates: November 13, 2012 (244,375 options) of $43.89 per share and November 14, 2012 (71,666 options) of $43.35 per share, in each case less the option price per share multiplied by the number of options exercised.

(4)	Calculated using the closing price of Class A Common Stock on NASDAQ on the exercise date, December 28, 2012, of $43.76 per share less the option price per share multiplied by the number of options exercised.

(5)	Includes shares acquired upon the vesting of restricted stock.

Pension Benefits

The table below shows the present value of accumulated benefits payable to each of our NEOs, including the number of years of service credited to each NEO, under our defined benefit pension plans as of June 30, 2013.

Name	Plan Name	Number of Years Credited Service (#)		Present Value of Accumulated Benefit ($)(1)	Payments During 2013 ($)
James L. Dolan	MSG Holdings, L.P. Cash Balance Pension Plan	0	(2)	—	—
	MSG Holdings, L.P. Excess Cash Balance Plan	4	(2)	124,003	—

Hank J. Ratner	MSG Holdings, L.P. Cash Balance Pension Plan	4	(3)	37,068	—
	MSG Holdings, L.P. Excess Cash Balance Plan	4	(3)	222,902	—

Robert M. Pollichino	MSG Holdings, L.P. Cash Balance Pension Plan	6	(4)	109,519	—
	MSG Holdings, L.P. Excess Cash Balance Plan	6	(4)	175,736	—
	MSG Holdings, L.P. Retirement Plan	10	(5)	328,778	—
	MSG Holdings, L.P. Excess Retirement Plan	10	(5)	1,047,044	—

Lawrence J. Burian	MSG Holdings, L.P. Cash Balance Pension Plan	13	(4)	135,846	—
	MSG Holdings, L.P. Excess Cash Balance Plan	13	(4)	111,693	—

Joseph F. Yospe	MSG Holdings, L.P. Cash Balance Pension Plan	3		35,683	—
	MSG Holdings, L.P. Excess Cash Balance Plan	3		20,154	—

(1)	Additional information concerning Pension Plans and Postretirement Plan Assumptions is set forth in Note 16 to our financial statements included in our Annual Report on Form 10-K.

(2)	Mr. Dolan does not participate in the MSG Cash Balance Pension Plan. He commenced participation in the MSG Excess Cash Balance Plan in connection with the Distribution. Amounts accrued by Mr. Dolan prior to the Distribution under both the Cablevision Cash Balance Pension Plan and the Cablevision Excess Cash Balance Plan remain in such plans. Mr. Dolan continues to participate in the Cablevision Cash Balance Pension Plan and the Cablevision Excess Cash Balance Plan in connection with his Cablevision employment.

(3)	Mr. Ratner commenced participation in the MSG Cash Balance Plan and the MSG Excess Cash Balance Plan in connection with the Distribution. Amounts accrued by Mr. Ratner prior to the Distribution under both the Cablevision Cash Balance Pension Plan and the Cablevision Excess Cash Balance Plan remain in such plans. Mr. Ratner continues to participate in the Cablevision Excess Cash Balance Plan in connection with his Cablevision employment.

(4)

In connection with the Distribution, Messrs. Pollichino’s and Burian’s accrued benefits under each of the Cablevision Cash Balance Pension Plan and Cablevision Excess Cash Balance Plan were transferred to the MSG Cash Balance Pension Plan and MSG Excess Cash Balance Plan, respectively. Their number of years of credited service under each of the MSG Cash Balance Pension Plan and the MSG Excess Cash Balance Plan include the period of their participation in the Cablevision plans prior to the Distribution.

(5)	Accruals under both the MSG Retirement Plan and the MSG Excess Retirement Plan were frozen as of December 31, 2007.

The Company maintains several benefit plans for our executives. The material terms and conditions are discussed below.

MSG Cash Balance Pension Plan

The MSG Cash Balance Pension Plan is a tax-qualified defined benefit plan that generally covers regular full-time and part-time non-union employees of the Company and certain of its affiliates who have completed one year of service. A notional account is maintained for each participant under the plan, including the NEOs (other than Mr. Dolan), which consists of (i) annual allocations made by the Company as of the end of each year on behalf of each participant who has completed 800 hours of service during the year that range from 3% to 9% of the participant’s compensation, based on the participant’s age and (ii) monthly interest credits based on the average of the annual rate of interest on the 30-year U.S. Treasury Bonds for the months of September, October and November of the prior year. Compensation includes all direct cash compensation received while a participant as part of the participant’s primary compensation structure (excluding bonuses, fringe benefits, and other compensation that is not received on a regular basis), and before deductions for elective deferrals (in accordance with the Internal Revenue Code limits, the maximum compensation taken into account in determining benefits is limited to $255,000 in calendar year 2013).

A participant’s interest in the cash balance plan is subject to vesting limitations for the first three years of employment. A participant’s account will also vest in full upon his or her termination due to death, disability or retirement after attaining age 65. Upon retirement or other termination of employment with the Company, the participant may elect a distribution of the vested portion of the cash balance account. Any amounts remaining in the plan will continue to be credited with interest until the account is paid. The normal form of benefit payment for an unmarried participant is a single life annuity and the normal form of benefit payment for a married participant is a 50% joint and survivor annuity. The participant, with spousal consent if applicable, can waive the normal form and elect a single life annuity or a lump sum. Effective on March 1, 2011, the MSG Retirement Plan (as described below) was merged into the MSG Cash Balance Pension Plan. The merged plan remains named the MSG Cash Balance Pension Plan, but provides the same benefits that were previously provided by the two separate plans.

MSG Excess Cash Balance Plan

The MSG Excess Cash Balance Plan is a non-qualified deferred compensation plan that is intended to provide eligible participants, including each of the NEOs, with the portion of their overall benefit that they would accrue under the MSG Cash Balance Pension Plan but for Internal Revenue Code limits on the amount of “compensation” (as defined in the MSG Cash Balance Pension Plan) that can be taken into account in determining benefits under tax-qualified plans ($255,000 in calendar year 2013). The Company maintains a notional excess cash balance account for each eligible participant, and for each calendar year, credits these accounts with the portion of the allocation that could not be made on his behalf under the MSG Cash Balance Pension Plan due to the compensation limitation. In addition, the Company credits each notional excess cash balance account monthly with interest at the same rate used under the MSG Cash Balance Pension Plan. A participant vests in the excess cash balance account according to the same schedule in the MSG Cash Balance Pension Plan. The excess cash balance account, to the extent vested, is paid in a lump sum to the participant as soon as practicable following his or her retirement or other termination of employment with the Company.

MSG Retirement Plan

The MSG Retirement Plan is a tax-qualified defined benefit plan covering substantially all of our non-union full-time and eligible part-time employees, including Mr. Pollichino, who were hired prior to January 1, 2001. Effective as of January 1, 2001, membership in the plan was frozen and benefit accruals under the plan continued only for employees who were already active participants in the plan as of December 31, 2000. As of December 31, 2007, the plan was amended to freeze all benefit accruals effective January 1, 2008 and eliminate the ability of participants to earn benefits for future service under this plan. As discussed above, the MSG Retirement Plan was merged into the MSG Cash Balance Plan, effective March 1, 2011. This merger did not adversely impact any participant in either of the two plans.

The plan provides a benefit at retirement equal to (i) 2% of a participant’s final average pay (as defined in the plan) multiplied by years of benefit service up to 20 years; plus (ii) 1% of the participant’s final average pay multiplied by years of benefit service (as defined in the plan) in excess of 20 years; minus (iii) 1.25% of the participant’s Social Security benefit multiplied by total benefit service up to 40 years. Final average pay is based on the highest average compensation paid during 60 consecutive months out of the last 120 months of benefit service. Compensation means the basic cash remuneration paid to the participant, including annual incentive compensation, commissions and overtime pay, and before deductions for elective deferrals (up to applicable Internal Revenue Code limits).

As a result of plan participants’ benefits under the plan being frozen, any pay earned and service completed after that date will not be taken into account when determining the amount of a participant’s benefit under the plan. Participants will continue to earn eligibility towards early retirement as long as they remain our employees. Normal retirement under the plan is age 65; however, participants who have attained age 55 and completed at least 10 years of vesting service may retire prior to age 65 and receive a reduced benefit. Pursuant to these plan terms, Mr. Pollichino is eligible for an early retirement benefit under the MSG Retirement Plan.

The normal form of benefit is a single life annuity for an unmarried participant and a 50% joint and survivor annuity for a married participant. The participant, with the spouse’s consent if married, may waive the normal form and elect an optional form of payment, including a single life annuity, a 50%, 75% or 100% joint and survivor annuity, a 10-year certain and life annuity, a level income option that integrates with Social Security benefits, and a lump sum payment if the actuarial present value of the benefit does not exceed $10,000.

MSG Excess Retirement Plan

The MSG Excess Retirement Plan is a non-qualified defined contribution plan that provides eligible participants, including Mr. Pollichino, with the portion of their benefit that cannot be paid to them under the Retirement Plan due to Internal Revenue Code limits on the amount of compensation that can be taken into account in determining benefits under tax-qualified plans. Future benefit accruals under the MSG Excess Retirement Plan ceased as of January 1, 2008 in conjunction with the cessation of future accruals under the MSG Retirement Plan.

Benefits are payable under the MSG Excess Retirement Plan upon the participant’s termination of employment. The normal form of payment under the MSG Excess Retirement Plan is a life annuity for all participants. Instead of the normal form of payment, participants may have instead elected a 50%, 75% or 100% joint and survivor annuity option or a 10-year certain and life annuity option. Based upon his age and years of benefit service, Mr. Pollichino’s monthly accrued benefit payable at age 65 under the plan is $9,825.

MSG Holdings, L.P. 401(k) Savings Plan (“MSG Savings Plan”)

Under the MSG Savings Plan, a tax-qualified retirement savings plan, participating employees, including the NEOs (other than Mr. Dolan), may contribute into their plan accounts a percentage of their eligible pay on a before-tax basis as well as a percentage of their eligible pay on an after-tax basis. The participants are eligible to receive a matching contribution from the Company of up to 50% of the first 6% of eligible pay contributed by participating employees. A participant is always fully vested in his own contributions, and the Company matching contributions cliff vest on the third anniversary of the date of hire (subject to full vesting upon his death, disability or retirement after attaining age 65).

MSG Holdings, L.P. Excess 401(k) Savings Plan (“MSG Excess Savings Plan”)

The MSG Excess Savings Plan is an unfunded, non-qualified deferred compensation plan that operates in conjunction with the Company’s tax-qualified MSG Savings Plan. An employee is eligible to participate in the MSG Excess Plan for a calendar year if his compensation (as defined in the MSG Savings Plan) in the preceding year exceeded (or would have exceeded, if the employee had been employed for the entire year) the IRS limit on the amount of compensation that can be taken into account in determining contributions under tax-qualified retirement plans ($255,000 in calendar year 2013) and he makes an election to participate prior to the beginning of the year. An eligible employee whose contributions to the MSG Savings Plan are limited as a result of this compensation limit or as a result of reaching the maximum 401(k) deferral limit ($17,500, or $23,000 if 50 or over, for calendar year 2013) can continue to make pre-tax contributions under the MSG Excess Savings Plan of up to 6% of his eligible pay. In addition, the Company will make matching contributions of up to 50% of the first 6% of eligible pay contributed by the employee. A participant is always fully vested in his own contributions and vests in the Company matching contributions on the third anniversary of the date of hire (subject to full vesting upon his death, disability or retirement after attaining age 65). Account balances under the MSG Excess Savings Plan are credited monthly with the rate of return earned by the Stable Value Fund offered as an investment alternative under the MSG Savings Plan. Distributions of vested benefits are made in a lump sum as soon as practicable after the participant’s termination of employment with the Company.

Nonqualified Deferred Compensation

The table below shows (i) the contributions made by each named executive officer and the Company during the year ended June 30, 2013, (ii) aggregate earnings on each named executive officer’s account balance during the year ended June 30, 2013 and (iii) the account balance of each of our NEOs under the MSG Excess Savings Plan as of June 30, 2013.

Name	Plan Name	Executive Contributions in 2013 ($)(1)	Registrant Contributions in 2013 ($)(2)	Aggregate Earnings in 2013 ( $)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at End of 2013 ($)(4)
James L. Dolan	MSG Excess Savings Plan	32,712	16,327	1,468	—	161,253
Hank J. Ratner	MSG Excess Savings Plan	64,638	31,073	2,909	—	316,662
Robert M. Pollichino	MSG Excess Savings Plan	33,997	15,156	5,630	—	538,974
Lawrence J. Burian	MSG Excess Savings Plan	30,576	15,247	3,250	—	320,702
Joseph F. Yospe	MSG Excess Savings Plan	14,250	5,201	381	—	41,939

(1)	These amounts represent a portion of the executives’ salaries, which are included in the numbers reported in the “Salary” column of the Summary Compensation Table that the executives contributed to the MSG Excess Savings Plan.

(2)	These amounts are reported in the “All Other Compensation” column of the Summary Compensation Table.

(3)	These amounts are not reported in the “All Other Compensation” column of the Summary Compensation Table.

(4)	Amounts accrued by Messrs. Dolan and Ratner under the Cablevision Excess Savings Plan prior to the Distribution were not transferred to the MSG Excess Savings Plan in connection with the spin-off of such plan and are therefore not reflected in this column. Such balances remain in the Cablevision Excess Savings Plan. Amounts accrued by Messrs. Pollichino and Burian under the Cablevision Excess Savings Plan prior to the Distribution were transferred over to the MSG Excess Savings Plan and are reflected in this column.

Employment Agreements

Each of our executive officers has entered into an employment agreement with the Company. As noted above in the Compensation Discussion and Analysis, Messrs. Dolan and Ratner also continue to serve as officers and employees of Cablevision. Such Cablevision employment is pursuant to written employment agreements by and between Cablevision and each of Messrs. Dolan and Ratner (which are not described herein). Set forth below is a description of the employment agreements between the Company and each of our NEOs.

James L. Dolan

The agreement provides for Mr. Dolan’s employment as Executive Chairman of the Company through December 31, 2014 at a minimum annual base salary of $500,000 (subject to annual review and potential increase in the discretion of the Compensation Committee) and an annual target bonus equal to 200% of his annual base salary (and a possible range of 0% to 400%) in the discretion of the Compensation Committee. It is also expected that Mr. Dolan will continue to be nominated for election as a director of the Company during the period he serves as Executive Chairman. Under the agreement, Mr. Dolan continues to be eligible to participate in all the Company’s employee benefits and retirement plans at the level available to other members of senior management of the Company subject to meeting the relevant eligibility requirements and the terms of the plans. In light of Mr. Dolan’s dual role at the Company and Cablevision, he does not meet the eligibility requirements of certain qualified and other employee benefit plans. In the event Mr. Dolan does not meet the requirements for the MSG Holdings, L.P. Salary Continuation Plan (short-term disability), any amount that otherwise would have been payable to Mr. Dolan under that plan in the event of a short-term disability will be payable by the Company in the amount and for the duration set forth in the plan. In addition, because Mr. Dolan does not participate in the MSG Holdings, L.P. 401(k) Savings Plan and the MSG Holdings, L.P. Cash Balance Pension Plan, his full Company base salary is used to determine his applicable benefits under the MSG Holdings, L.P. Excess Savings Plan and the MSG Holdings, L.P. Excess Cash Balance Plan. Any life and accidental death and dismemberment insurance provided by the Company will continue to be based on Mr. Dolan’s base salary.

Mr. Dolan is also eligible to participate in the Company’s long-term cash or equity programs and arrangements described above at the level determined by the Compensation Committee in its discretion consistent with the role and responsibilities of Executive Chairman. The agreement provided for one or more long-term cash and/or equity award with an aggregate target value of $1,750,000, as determined by the Compensation Committee in its discretion for 2010. Although not guaranteed, the agreement states the expectation that long-term cash or equity awards with similar target values as those granted to Mr. Dolan in 2010 will be made to him annually.

If, prior to December 31, 2014 (the “Scheduled Expiration Date”), Mr. Dolan’s employment with the Company is terminated (i) for any reason by him during the thirteenth calendar month following a Change in Control of the Company, (ii) by the Company or (iii) by him for Good Reason, and at the time of any such termination Cause does not exist, then, subject to his execution of the Company’s then standard separation agreement (modified to reflect terms of the agreement) which separation agreement will include, without limitation, general releases by him as well as non-competition, non-solicitation, non-disparagement, confidentiality and other provisions substantially similar to those set forth in the agreement (a “Separation Agreement”), the Company will provide him with the following benefits and rights:

(a)        A severance payment in an amount determined at the discretion of the Compensation Committee, but in no event less than two times the sum of his annual base salary and annual target bonus and will be made on the 90th day after the termination of his employment;

(b)        Each of the Company’s outstanding long-term cash performance awards granted under the plans of the Company will immediately vest in full and will be paid to the same extent and at the same time that other members of senior management receive payment for such awards as determined by the Compensation Committee (subject to the satisfaction of any applicable performance objectives);

(c)        Each of the Company’s outstanding long-term cash awards (including any deferred compensation awards under the long-term cash award program) that are not subject to performance criteria granted under the plans of the Company will immediately vest in full and will be paid on the 90th day after the termination of his employment;

(d)        (i) All of the time-based restrictions on each of his outstanding restricted stock or restricted stock units granted to him under the plans of the Company will immediately be eliminated, (ii) payment and deliveries with respect to his restricted stock that are not subject to performance criteria will be made to him on the 90th day after the termination of his employment, (iii) the performance based restrictions with respect to his restricted stock and restricted stock units that are subject to performance criteria will lapse when and to the same extent that such restrictions lapse on such awards held by other executive officers as determined by the Compensation Committee (subject to satisfaction of any applicable performance objectives) and (iv) payments or deliveries with respect to restricted stock units that are subject to performance criteria will be made only if, when and to the same extent that payment or deliveries are made to other executive officers who hold such restricted stock units and in accordance with the terms of the award;

(e)        Each of his outstanding stock options and stock appreciation awards under the plans of the Company will immediately vest and become exercisable and he will have the right to exercise each of those options and stock appreciation awards for the remainder of the term of the option or award; and

(f)        A prorated annual bonus for the year in which such termination occurred (based upon the number of full calendar months during which Mr. Dolan was employed by the Company during the applicable year) to the same extent that other executive officers receive payment of bonuses for such year as determined by the Compensation Committee in its sole discretion (and subject to the satisfaction of any applicable performance objectives), payable at the same time annual bonuses for such year are payable to other executive officers, and, if not previously paid, his annual bonus for the preceding year, to the same extent that other members of senior management receive payment of annual bonuses for such preceding year as determined by the Compensation Committee in its sole discretion (and subject to the satisfaction of any applicable performance objectives), which annual bonus shall be payable at the same time annual bonuses for such preceding year are payable to other members of senior management.

If Mr. Dolan ceases to be an employee of the Company or any of its affiliates (other than Cablevision and its subsidiaries) prior to the Scheduled Expiration Date as a result of his death or physical or mental disability, Mr. Dolan (or his estate or beneficiary) will be provided with the benefits and rights set forth in (b) through (f) of the preceding paragraph, and, in the event of his death, such longer period to exercise his then outstanding stock options and stock appreciation awards as may otherwise be permitted under the applicable plan and award letter.

If, after the Scheduled Expiration Date, Mr. Dolan’s employment with the Company is terminated (i) for any reason by him during the thirteenth calendar month following a Change in Control of the Company, (ii) by the Company, (iii) by him for Good Reason, or (iv) as a result of his death or disability, and at the time of any such termination, Cause does not exist, then, subject to (except in the case of his death) his execution of a Separation Agreement, he or his estate or beneficiary, as the case may be, will be provided with the benefits and rights set forth above in (b) through (f) of the next preceding paragraph.

If, prior to or after the Scheduled Expiration Date, Mr. Dolan ceases to be employed by the Company for any reason other than his being terminated for Cause, he will have three years to exercise outstanding stock options and stock appreciation awards, unless he is afforded a longer period for exercise pursuant to his employment agreement or any applicable award letter. In no event, however, will stock options or stock appreciation rights remain exercisable beyond their regularly scheduled term (except as may otherwise be permitted under the applicable award in the case of death).

Upon the termination of Mr. Dolan’s employment with the Company, except as otherwise specifically provided in the employment agreement, his rights to benefits and payments under the Company’s pension and welfare plans (other than severance benefits) and any outstanding long-term cash or equity awards will be determined in accordance with the then current terms and provisions of such plans, agreements and awards under which such benefits and payments (including such long-term cash or equity awards) were granted.

In the employment agreement, the Company acknowledges that, in addition to Mr. Dolan’s services pursuant to the agreement, he will simultaneously serve, and is expected to devote most of his business time and attention to serving, as President and Chief Executive Officer of Cablevision. The Company recognizes and agrees that his responsibilities to Cablevision will preclude him from devoting a substantial portion of his time and attention to the Company’s affairs. The agreement states the Company’s recognition that there may be certain potential conflicts of interest and fiduciary duty issues associated with Mr. Dolan’s dual roles at the Company and Cablevision and that none of (i) his dual responsibilities at the Company and Cablevision, (ii) his inability to devote a substantial portion of his time and attention to the Company’s affairs, (iii) the actual or potential conflicts of interest and fiduciary duty issues that are waived in the Company’s Amended and Restated Certificate of Incorporation, or (iv) any actions taken, or omitted to be taken, by him in good faith to comply with his duties and responsibilities to the Company in light of his dual responsibilities to the Company and Cablevision will be deemed to be a breach by him of his obligations under the employment agreement nor will any of the foregoing constitute Cause as such term is defined in the employment agreement.

The employment agreement contains certain covenants by Mr. Dolan including a noncompetition agreement that restricts Mr. Dolan’s ability to engage in competitive activities until the first anniversary of the termination of his employment with the Company.

For purposes of the foregoing description, the following definitions apply:

“Cause” is defined as (1) commission of an act of fraud, embezzlement, misappropriation, willful misconduct, gross negligence or breach of fiduciary duty against the company or an affiliate thereof, or (2) commission of any act or omission that results in, or may reasonably be expected to result in, a conviction, plea of no contest, plea of nolo contendere or imposition of unadjudicated probation for any crime involving moral turpitude or any felony.

“Change in Control” of the Company means the acquisition, in a transaction or a series of related transactions, by any person or group, other than Charles F. Dolan or members of the immediate family of Charles F. Dolan or trusts for the benefit of Charles F. Dolan or his immediate family (or an entity or entities controlled by any of them) or any employee benefit plan sponsored or maintained by the Company, of the power to direct the management of the Company or substantially all its assets (as constituted immediately prior to such transaction or transactions).

Termination for “Good Reason” means that (1) without Mr. Dolan’s consent, (A) Mr. Dolan’s base salary or bonus target is reduced, (B) the Company requires that Mr. Dolan’s principal office be located outside of Nassau County or Manhattan, (C) the Company materially breaches its obligations to Mr. Dolan under his employment agreement, (D) Mr. Dolan is no longer the Executive Chairman of the Company, (E) Mr. Dolan no longer reports directly to the Board of the Company, or (F) Mr. Dolan’s responsibilities are materially diminished, (2) Mr. Dolan has given the Company written notice, referring specifically to this definition, that he does not consent to such action, (3) the Company has not corrected such action within 15 days of receiving such notice, and (4) Mr. Dolan voluntarily terminates his employment within 90 days following the happening of the action described in subsection (1) of this definition.

In addition, references in the foregoing description to stock options, stock appreciation and equity awards granted under plans of the Company shall not be deemed to refer to stock options and stock appreciation rights issued with respect to Cablevision stock options and stock appreciation rights in connection with the Distribution (“Distribution Awards”). Pursuant to Mr. Dolan’s employment agreement with Cablevision, in certain events of termination of his employment with Cablevision, his Distribution Awards will be subject to accelerated vesting.

Hank J. Ratner

Mr. Ratner’s employment agreement with the Company provides for his employment as President and Chief Executive Officer of the Company through December 31, 2014 at a minimum annual base salary of $1,200,000 (subject to annual review and potential increase in the discretion of the Compensation Committee) and an annual target bonus equal to 200% of his annual base salary (and a possible range of 0% to 400%) in the discretion of the Compensation Committee. He is entitled to participate in all of the Company’s employee benefits and retirement plans at the level available to other members of senior management (subject to meeting the relevant eligibility requirements and terms of the plans). Mr. Ratner is also eligible to participate in the Company’s long-term cash or equity programs described above. The agreement provided for one or more long-term cash and/or equity award with an aggregate target value of $5,400,000, as determined by the Compensation Committee in its discretion in 2010. Although not guaranteed, the agreement states the expectation that long-term cash or equity awards of target values similar to those granted to Mr. Ratner in 2010 will be made to him annually thereafter. Neither the scheduled expiration of the employment agreement nor Mr. Ratner’s rights in connection with the expiration will have any effect on any determination by the Compensation Committee with respect to the amount, terms or form of any long-term incentive awards granted to him in the future.

If, prior to December 31, 2014 (the “Scheduled Expiration Date”), Mr. Ratner’s employment with the Company is terminated (i) for any reason by him during the thirteenth calendar month following a Change in Control of the Company, (ii) by the Company, (iii) by him for Good Reason, or (iv) by Mutual Consent, and at the time of any such termination Cause does not exist, then, subject to his execution of a Separation Agreement with the Company, the Company will provide him with the following benefits and rights:

(a)        A severance payment in an amount determined at the discretion of the Compensation Committee, but in no event less than two times the sum of his annual base salary and annual target bonus and which will be made on the 90th day after termination of his employment;

(b)        Each of the Company’s outstanding long-term cash performance awards granted under the plans of the Company will immediately vest in full and will be paid only if, when and to the same extent that other similarly situated executives receive payment for such awards as determined by the Compensation Committee (subject to the satisfaction of any applicable performance objectives);

(c)        Each of the Company’s outstanding long-term cash awards (including any deferred compensation awards under the long-term cash award program) that are not subject to performance criteria granted under the plans of the Company will immediately vest in full and will be made on the 90th day after the termination of his employment;

(d)        (i) All of the time based restrictions on each of his outstanding restricted stock units granted to him under the plans of the Company will immediately be eliminated, (ii) deliveries with respect to his restricted stock that are not subject to performance criteria shall be made immediately after the effective date of the Separation Agreement, (iii) payment and deliveries with respect to his restricted stock units that are not subject to performance criteria shall be made on the 90th day after the termination of his employment, and (iv) payments or deliveries with respect to his restricted stock and restricted stock units that are subject to performance criteria shall be made only if, when and to the same extent that other similarly situated executives receive payment or deliveries for such awards as determined by the Compensation Committee (subject to satisfaction of any applicable performance objectives);

(e)        Each of his outstanding stock options and stock appreciation awards under the plans of the Company will immediately vest and become exercisable and he will have the right to exercise each of those options and stock appreciation awards for the remainder of the term of the option or award; and

(f)        A prorated annual bonus for the year in which such termination occurred (based upon the number of full calendar months during which Mr. Ratner was employed by the Company during the applicable year) only if, when and to the same extent that other similarly situated executives receive payment of bonuses for such year (without adjustment for Mr. Ratner’s individual performance) as determined by the Compensation Committee in its sole discretion (and subject to the satisfaction of any applicable performance objectives) and, if not previously paid, his annual bonus for the preceding year, if, when and to the same extent that other similarly situated executives receive payment of bonuses for such year (without adjustment for his individual performance) as determined by the Compensation Committee in its sole discretion (and subject to the satisfaction of any applicable performance objectives).

If Mr. Ratner ceases to be an employee of the Company or any of its affiliates (other than Cablevision and its subsidiaries) prior to the Scheduled Expiration Date as a result of his death or physical or mental disability, Mr. Ratner (or his estate or beneficiary) will be provided with the benefits and rights set forth in (b) through (f) of the preceding paragraph, and, in the event of his death, such longer period to exercise his then outstanding stock options and stock appreciation awards as may otherwise be permitted under the applicable plan and award letter.

If, after the Scheduled Expiration Date, Mr. Ratner’s employment with the Company is terminated (i) for any reason by him during the thirteenth calendar month following a Change in Control of the Company, (ii) by the Company, (iii) by him for Good Reason, (iv) by him without Good Reason but only if he had provided the Company with at least six-months’ advance written notice of his intent to so terminate his employment, or (v) as a result of his death or disability, and at the time of any such termination, Cause does not exist, then, subject to (except in the case of his death) his execution of a Separation Agreement, he or his estate or beneficiary, as the case may be, will be provided with the benefits and rights set forth above in (b) through (f) of the next preceding paragraph.

If, prior to or after the Scheduled Expiration Date, Mr. Ratner ceases to be employed by the Company for any reason other than his being terminated for Cause, he will have three years to exercise outstanding stock options and stock appreciation awards unless he is afforded a longer period for exercise pursuant to his employment agreement or any applicable award letter. In no event, however, will stock options or stock appreciation rights remain exercisable beyond their regularly scheduled term (except as may otherwise be permitted under the applicable award in the case of death).

Upon the termination of Mr. Ratner’s employment with the Company, except as otherwise specifically provided in the employment agreement, his rights to benefits and payments under the Company’s pension and welfare plans (other than severance benefits) and any outstanding long-term cash or equity awards shall be determined in accordance with the then current terms and provisions of such plans, agreements and awards under which such benefits and payments (including such long-term cash or equity awards) were granted.

The agreement provides that the Company will provide Mr. Ratner with the use of a driver and a car appropriate to his status and responsibilities.

In the agreement, the Company acknowledges that, in addition to Mr. Ratner’s services pursuant to the agreement, he will simultaneously serve, and is expected to devote a portion of his business time and attention to serving, as Vice Chairman of Cablevision. The Company recognizes and agrees that his responsibilities to Cablevision will preclude him from devoting all of his time and attention to the Company’s affairs. The agreement states the Company’s recognition that there may be certain potential conflicts of interest and fiduciary duty issues associated with Mr. Ratner’s dual roles at the Company and Cablevision and that none of (i) his dual responsibilities at the Company and Cablevision, (ii) his inability to devote all of his time and attention to the Company’s affairs, (iii) the actual or potential conflicts of interest and fiduciary duty issues that are waived in the Company’s Amended and Restated Certificate of Incorporation, or (iv) any actions taken, or omitted to be taken, by him in good faith to comply with his duties and responsibilities to the Company in light of his dual responsibilities to the Company and Cablevision, shall be deemed to be a breach by him of his obligations under the employment agreement nor shall any of the foregoing constitute Cause as such term is defined in the employment agreement.

The employment agreement contains certain covenants by Mr. Ratner including a noncompetition agreement that restricts Mr. Ratner’s ability to engage in competitive activities until the first anniversary of the termination of his employment with the Company.

For purposes of the foregoing description, the following definitions apply:

“Cause” is defined as (1) commission of an act of fraud, embezzlement, misappropriation, willful misconduct, gross negligence or breach of fiduciary duty against the Company or an affiliate thereof, or (2) commission of any act or omission that results in, or may reasonably be expected to result in, a conviction, plea of no contest, plea of nolo contendere or imposition of unadjudicated probation for any crime involving moral turpitude or any felony.

“Change in Control” of the Company means the acquisition, in a transaction or a series of related transactions, by any person or group, other than Charles F. Dolan or members of the immediate family of Charles F. Dolan or trusts for the benefit of Charles F. Dolan or his immediate family (or an entity or entities controlled by any of them) or any employee benefit plan sponsored or maintained by the Company, of the power to direct the management of the Company or substantially all its assets (as constituted immediately prior to such transaction or transactions).

“Mutual Consent” means Mr. Ratner and the Company have mutually agreed in writing to terminate his employment with the Company and that such termination of employment shall not constitute a termination by the Company with or without Cause or by Mr. Ratner with or without Good Reason.

Termination for “Good Reason” means that (1) without Mr. Ratner’s consent, (A) his base salary or bonus target as an employee is reduced, (B) the Company requires that his principal office be located outside of Nassau County or Manhattan, (C) the Company materially breaches its obligations to Mr. Ratner under the employment agreement, (D) Mr. Ratner is no longer the President and Chief Executive Officer of the Company, (E) Mr. Ratner reports directly to someone other than the Chairman (or the Executive Chairman), or (F) Mr. Ratner’s responsibilities are materially diminished, (2) Mr. Ratner has given the Company written notice, referring specifically to this definition, that he does not consent to such action, (3) the Company has not corrected such action within 15 days of receiving such notice, and (4) Mr. Ratner voluntarily terminates his employment within 90 days following the happening of the action described in subsection (1) of this definition.

In addition, references in the forgoing description to stock options, stock appreciation and equity awards granted under plans of the Company shall not be deemed to refer to stock options and stock appreciation rights issued with respect to Cablevision stock options and stock appreciation rights in connection with the Distribution (“Distribution Awards”). Pursuant to Mr. Ratner’s employment agreement with Cablevision, in certain events of termination of his employment with Cablevision, his Distribution Awards will be subject to accelerated vesting.

Robert M. Pollichino

The Company and Mr. Pollichino entered into an employment agreement effective August 21, 2012 (which is substantially similar to his previous agreement). Mr. Pollichino’s employment agreement provides for his employment as Executive Vice President and Chief Financial Officer of the Company through February 9, 2016 at a minimum annual base salary of $765,000 (subject to annual review and increase in the discretion of the Company’s Compensation Committee) and an annual target bonus opportunity equal to 60% of his annual base salary. He is eligible for the Company’s standard benefits programs and to participate in the Company’s long-term incentive programs, in each case on the same basis as similarly situated executives at the Company. Any such awards would be subject to actual grant by the Compensation Committee in its sole discretion, would be pursuant to the plan document and would be subject to the terms and conditions established by the Compensation Committee in its sole discretion.

Mr. Pollichino’s employment agreement provides severance benefits if Mr. Pollichino’s employment is terminated prior to February 9, 2016 by (1) the Company, or (2) by Mr. Pollichino for Good Reason, if at the time of such termination under clause (1) or (2), Cause does not exist. These benefits consist of (1) the payment of an amount in cash equal to not less than two times the sum of Mr. Pollichino’s annual base salary and his annual target bonus as in effect at that time; (2) a prorated bonus (based upon the amount of base salary actually earned by Mr. Pollichino during the applicable fiscal year), provided that such bonus will be payable if and when such bonuses are generally paid to similarly situated employees and will be based on his then current annual target bonus as well as Company and his business unit performance as determined by the Compensation Committee in its sole discretion, but without adjustment for his individual performance and, if not previously paid, his annual bonus for the preceding fiscal year, if, when and to the same extent that other similarly situated executives receive payment of bonuses for such year (without adjustment for his individual performance) as determined by the Compensation Committee in its sole discretion; (3) any vested stock options or stock appreciation rights that he has outstanding as of the time of such termination will remain exercisable until the earlier of the three-year anniversary of the termination date and the end of the original term of the applicable award and (4) the Compensation Committee will consider, in good faith, approving the vesting of his then outstanding equity and cash incentive awards on a pro rata basis, provided that, to the extent any such awards are subject to any performance criteria, any such pro rata vested portion as may be approved by the Compensation Committee shall be payable only if, when, and to the same extent as paid to other employees generally holding such awards subject to the satisfaction of the performance criteria. All payments described in this paragraph would be conditioned on Mr. Pollichino executing a separation agreement.

For purposes of Mr. Pollichino’s employment agreement the following definitions apply:

“Cause” is defined as (1) commission of an act of fraud, embezzlement, misappropriation, willful misconduct, gross negligence or breach of fiduciary duty against the Company or one of its affiliates or (2) commission of any act or omission that results in a conviction, plea of no contest, plea of nolo contendere or imposition of unadjudicated probation for any crime involving moral turpitude or any felony.

Termination for “Good Reason” means: (1) without Mr. Pollichino’s consent, (A) his base salary or annual target bonus is reduced or (B) he is no longer the Executive Vice President and Chief Financial Officer of the Company; (2) he gives written notice to the Company that he does not consent to such action; (3) the Company does not correct such action within 30 days of receiving his notice; and (4) he voluntarily terminates his employment within ninety (90) days of such action.

Lawrence J. Burian

The Company and Mr. Burian entered into an employment agreement effective August 21, 2012 (which is substantially similar to his previous agreement). Mr. Burian’s employment agreement provides for his employment as Executive Vice President, General Counsel and Secretary of the Company through February 9, 2016 at a minimum annual base salary of $675,000 (subject to annual review and increase in the discretion of our Compensation Committee) and an annual target bonus opportunity equal to 60% of his annual base salary. He is eligible for the Company’s standard benefits programs and to participate in the Company’s long-term incentive programs, in each case on the same basis as similarly situated executives at the Company. Any such awards would be subject to actual grant by the Compensation Committee in its sole discretion, would be pursuant to the plan document and would be subject to the terms and conditions established by the Compensation Committee in its sole discretion.

Mr. Burian’s employment agreement provides severance benefits if Mr. Burian’s employment is terminated prior to February 9, 2016 by (1) the Company, or (2) by Mr. Burian for Good Reason, if at the time of such termination under clause (1) or (2), Cause does not exist. These benefits consist of (1) the payment of an amount in cash equal to not less than two times the sum of Mr. Burian’s annual base salary and his annual target bonus as in effect at that time; (2) a prorated bonus (based upon the amount of base salary actually earned by Mr. Burian during the applicable fiscal year), provided that such bonus will be payable if and when such bonuses are generally paid to similarly situated employees and will be based on his then current annual target bonus as well as Company and his business unit performance as determined by the Compensation Committee in its sole discretion, but without adjustment for his individual performance and, if not previously paid, his annual bonus for the preceding fiscal year, if, when and to the same extent that other similarly situated executives receive payment of bonuses for such year (without adjustment for his individual performance) as determined by the Compensation Committee in its sole discretion; (3) any vested stock options or stock appreciation rights that he has outstanding as of the time of such termination will remain exercisable until the earlier of the three-year anniversary of the termination date and the end of the original term of the applicable award; and (4) the Compensation Committee will consider, in good faith, approving the vesting of his then outstanding equity and cash incentive awards on a pro rata basis, provided that, to the extent any such awards are subject to any performance criteria, any such pro rata vested portion as may be approved by the Compensation Committee shall be payable only if, when, and to the same extent as paid to other employees generally holding such awards subject to the satisfaction of the performance criteria. All payments described in this paragraph would be conditioned on Mr. Burian executing a separation agreement.

For purposes of Mr. Burian’s employment agreement the following definitions apply:

“Cause” is defined as (1) commission of an act of fraud, embezzlement, misappropriation, willful misconduct, gross negligence or breach of fiduciary duty against the Company or an affiliate thereof or (2) commission of any act or omission that results in a conviction, plea of no contest, plea of nolo contendere or imposition of unadjudicated probation for any crime involving moral turpitude or any felony.

Termination for “Good Reason” means: (1) without Mr. Burian’s consent, (A) his base salary or annual target bonus is reduced, (B) his title is reduced from Executive Vice President, General Counsel & Secretary of the Company or (C) he is no longer the Company’s most senior legal officer; (2) he gives written notice to the Company that he does not consent to such action; (3) the Company does not correct such action within 30 days of receiving his notice; and (4) he voluntarily terminates his employment within 90 days of such action.

Joseph F. Yospe

The Company and Mr. Yospe entered into an employment agreement effective August 21, 2012. Pursuant to his employment agreement, Mr. Yospe receives a minimum annual base salary of $434,000 annually. He is eligible to participate in the Company’s discretionary annual bonus program with an annual target bonus opportunity equal to 45% of his base salary. Bonus payments are based on actual salary paid during the year for which they are awarded. Mr. Yospe is eligible for our standard benefits program. He is also eligible, subject to his continued employment by the Company and actual grant by the Compensation Committee, to participate in such long-term incentive programs that are made available in the future to similarly situated executives at the Company. Any such awards are subject to actual grant by the Compensation Committee, and are pursuant to the applicable plan document and the terms and conditions established by the Compensation Committee in its sole discretion.

If, prior to February 9, 2016 , his employment is involuntarily terminated by the Company for any reason other than Cause, the Company is obligated to pay severance in an amount equal to his base salary plus his target annual bonus, each as then in effect (the “Severance Amount”). Sixty percent of the Severance Amount is payable on the six-month anniversary of the date on which his employment is so terminated (the “Termination Date”) and the remaining 40% of the Severance Amount is payable on the twelve-month anniversary of the Termination Date. Payment of any Severance Amount is subject to Mr. Yospe’s execution of a severance agreement to the Company’s satisfaction.

For the purposes of the employment agreement, “Cause” means, as determined by the Company, Mr. Yospe’s (i) commission of an act of fraud, embezzlement, misappropriation, willful misconduct, gross negligence or breach of fiduciary duty against the Company or an affiliate thereof, or (ii) commission of any act or omission that results in a conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any crime involving moral turpitude or any felony.

Termination and Severance

This section describes the payments that would be received by our NEOs upon various terminations of employment scenarios. The information under “Separation from the Company” assumes that the NEO was employed by the Company under his applicable agreement, and his employment terminated as of June 28, 2013, the last business day of our applicable fiscal year. This information is presented to illustrate the payments such executives would have received from the Company under the various termination scenarios.

Separation from the Company

Payments may be made to NEOs upon the termination of their employment with the Company depending upon the circumstances of their termination, which include termination by the Company without cause, termination by the Company with cause, termination by the employee for good reason, other voluntary termination by the employee, retirement, death, disability, or termination following a change in control of the Company or following a going-private transaction. Certain of these circumstances are addressed in employment agreements between the Company and the NEOs. For a description of termination provisions in the employment agreements, see “Employment Agreements” above. In addition, award agreements for long-term incentives also address some of these circumstances.

Quantification of Termination and Severance

The following tables set forth a quantification of estimated severance and other benefits payable to the NEOs under various circumstances regarding the termination of their employment. In calculating these severance and other payments, we have taken into consideration or otherwise assumed the following:

•	Termination of employment occurred after the close of business on June 28, 2013, the last trading day of our fiscal year.
•	We have valued equity awards using the closing market price of Class A Common Stock on NASDAQ on June 28, 2013, the last trading day of our fiscal year, of $59.25.
•

In the event of termination of employment, the payment of certain long-term incentive awards and other amounts may be delayed, depending upon the terms of each specific award agreement, the provisions of the applicable NEO’s employment agreement and the applicability of Code Section 409A. In quantifying aggregate termination payments, we have not taken into account the timing of the payments and we have not discounted the value of payments that would be made over time, except where otherwise disclosed.

•	We have assumed that all performance metrics for performance-based awards are achieved (but not exceeded).

Benefits Payable as a Result of Voluntary Termination of Employment by Employee

In the event of a voluntary termination of employment, no NEO would have been entitled to any payments at June 28, 2013, excluding any pension or other vested retirement benefits.

Benefits Payable as a Result of Termination of Employment by Employee Due to Retirement*

Elements	James L. Dolan	Hank J. Ratner	Robert M. Pollichino	Lawrence J. Burian	Joseph F. Yospe
Severance	—	—	—	—	—
Pro rata bonus	—	—	—	—	—
Unvested restricted stock	—	—	—	—	—
Performance awards	—	—	—	—	—
Health insurance benefits	—	—	$119,000(1)	—	—

*	The amounts in this table do not include any pension or other vested retirement benefits.

(1)	Represents the present value of Mr. Pollichino’s benefits under the Madison Square Garden Retiree Medical Program. Among the NEOs, only Mr. Pollichino is eligible to participate.

Benefits Payable as a Result of Termination of Employment by the Company for Cause

In the event of termination by MSG for Cause, no executive officer would have been entitled to any payments at June 28, 2013, excluding any pension or other vested retirement benefits.

Benefits Payable as a Result of Termination of Employment by the Company Without Cause*

Elements	James L. Dolan	Hank J. Ratner	Robert M. Pollichino (6)	Lawrence J. Burian (6)	Joseph F. Yospe
Severance	$3,300,000(1)	$7,800,000(1)	$2,448,000(1)	$2,160,000(1)	$629,300(2)
Pro rata bonus	$1,366,252(3)	$3,238,523(3)	$572,163(3)	$502,723(3)	—
Unvested restricted stock	$5,355,015(4)	$16,521,863(4)	—	—	—
Performance awards	$1,750,000(5)	$5,400,000(5)	—	—	—
Health insurance benefits	—	—	—	—	—

*	The amounts in this table do not include any pension or other vested retirement benefits.

(1)	Represents severance equal to two times the sum of his annual base salary and annual target bonus.

(2)	Represents severance equal to the sum of his annual base salary and annual target bonus.

(3)	Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other executives, and in the case of Messrs. Ratner, Pollichino and Burian, without regard to personal performance metrics.

(4)	Represents the full vesting of the Transition Period (granted in March 2011), fiscal 2012 (granted in September 2011) and fiscal 2013 (granted in September 2012) grants of restricted stock units, which are: Mr. Dolan – 31,380 units ($1,859,265), 37,320 units ($2,211,210) and 21,680 units ($1,284,540), respectively; Mr. Ratner – 96,810 units ($5,735,993), 115,140 units ($6,822,045) and 66,900 units ($3,963,825), respectively.

(5)	Represents the full target value of his fiscal 2012 (granted in September 2011) and fiscal 2013 (granted in September 2012) cash performance awards.

(6)	Upon a termination without cause of either of Mr. Pollichino or Mr. Burian, the Compensation Committee is required to consider, in good faith, approving the vesting of their then-outstanding equity and cash performance awards on a pro-rata basis, subject to the satisfaction of any applicable performance criteria.

Benefits Payable as a Result of Termination of Employment by Employee for Good Reason*

Elements	James L. Dolan	Hank J. Ratner	Robert M. Pollichino (5)	Lawrence J. Burian (5)	Joseph F. Yospe
Severance	$3,300,000(1)	$7,800,000(1)	$2,448,000(1)	$2,160,000(1)	$629,300
Pro rata bonus	$1,366,252(2)	$3,238,523(2)	$572,163(2)	$502,723(2)	—
Unvested restricted stock	$5,355,015(3)	$16,521,863(3)	—	—	—
Performance awards	$1,750,000(4)	$5,400,000(4)	—	—	—
Health insurance benefits	—	—	—	—	—

*	The amounts in this table do not include any pension or other vested retirement benefits.

(1)	Represents severance equal to two times the sum of his annual base salary and annual target bonus.

(2)	Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other executives, and in the case of Messrs. Ratner, Pollichino and Burian, without regard to personal performance metrics.

(3)	Represents the full vesting of the Transition Period (granted in March 2011), fiscal 2012 (granted in September 2011) and fiscal 2013 (granted in September 2012) grants of restricted stock units, which are: Mr. Dolan – 31,380 units ($1,859,265), 37,320 units ($2,211,210) and 21,680 units ($1,284,540), respectively; Mr. Ratner – 96,810 units ($5,735,993) 115,140 units ($6,822,045), and 66,900 units ($3,963,825), respectively.

(4)	Represents the full target value of his fiscal 2012 (granted in September 2011) and fiscal 2013 (granted in September 2012) cash performance awards.

(5)	Upon a termination by either of Messrs. Pollichino or Burian for good reason, the Compensation Committee is required to consider, in good faith, approving the vesting of their then-outstanding equity and cash performance awards on a pro-rata basis, subject to the satisfaction of any applicable performance criteria.

Benefits Payable as a Result of Termination of Employment Due to Death*

Elements	James L. Dolan		Hank J. Ratner		Robert M. Pollichino		Lawrence J. Burian		Joseph F. Yospe
Severance	—		—		—		—		—
Pro rata bonus	$1,366,252	(1)	$3,238,523	(1)	—		—		—
Unvested restricted stock	$5,355,015	(2)	$16,521,863	(2)	$2,907,398	(2)	$2,210,025	(2)	$1,255,508	(2)
Performance awards	$1,750,000	(3)	$5,400,000	(3)	$475,000	(4)	$391,667	(4)	$’205,000	(4)
Health insurance benefits	—		—		—		—		—

*	The amounts in this table do not include any pension or other vested retirement benefits.

(1)	Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other executives, and in the case of Mr. Ratner, without regard to personal performance metrics.

(2)

Represents the full vesting of the Transition Period (granted in March 2011), fiscal 2012 (granted in September 2011) and fiscal 2013 (granted in September 2012) grants of restricted stock units, which are: Mr. Dolan – 31,380 units ($1,859,265), 37,320 units ($2,211,210) and 21,680 units ($1,284,540), respectively; Mr. Ratner – 96,810 units ($5,735,993), 115,140 units ($6,822,045), 66,900 ($3,963,825), respectively, Mr. Pollichino – 17,040 ($1,009,620), 20,260 ($1,200,405) and 11,770 units ($697,373), respectively; Mr. Burian – 10,760 units ($637,530), 16,000 units ($948,000) and 10,540 units ($624,495), respectively; and Mr. Yospe – 7,360 units ($436,080), 8,750 units ($518,438) and 5,080 units ($300,990), respectively.

(3)	Represents the full target value of his fiscal 2012 (granted in September 2011) and fiscal 2013 (granted in September 2012) cash performance awards.

(4)	Represents the pro rata target value of his fiscal 2012 (granted in September 2011) and fiscal 2013 (granted in September 2012) cash performance awards.

Benefits Payable as a Result of Termination of Employment Due to Disability*

Elements	James L. Dolan	Hank J. Ratner	Robert M. Pollichino (4)	Lawrence J. Burian (4)	Joseph F. Yospe (4)
Severance	—	—	—	—	—
Pro rata bonus	$1,366,252(1)	$3,238,523(1)	—	—	—
Unvested restricted stock	$5,355,015(2)	$16,521,863(2)	—	—	—
Performance awards	$1,750,000(3)	$5,400,000(3)	—	—	—
Health insurance benefits	—	—	—	—	—

*	The amounts in this table do not include any pension or other vested retirement benefits.

(1)	Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other executives, and in the case of Mr. Ratner, without regard to personal performance metrics.

(2)	Represents the full vesting of the Transition Period (granted in March 2011), fiscal 2012 (granted in September 2011) and fiscal 2013 (granted in September 2012) grants of restricted stock units, which are: Mr. Dolan – 31,380 units ($1,859,265), 37,320 units ($2,211,210) and 21,680 units ($1,284,540), respectively and Mr. Ratner – 96,810 units ($5,735,993), 115,140 units ($6,822,045) and 66,900 units ($3,963,825), respectively.

(3)	Represents the full target value of his fiscal 2012 (granted in September 2011) and fiscal 2013 granted in (September 2012) cash performance awards.

(4)	A termination by the Company of Mr. Pollichino, Mr. Burian or Mr. Yospe due to such NEO’s disability would be treated under their respective employment agreements as a termination by the Company without cause. For details on the amounts due upon such a termination by the Company without cause, please see the Benefits Payable as a Result of Termination of Employment by the Company Without Cause table.

Benefits Payable as a Result of Termination of Employment from the Company in Connection with a Change in Control or Going Private Transaction (1)*

Elements	James L. Dolan (2)		Hank J. Ratner (2)		Robert M. Pollichino (3)		Lawrence J. Burian (3)		Joseph F. Yospe (4)
Severance	$3,300,000	(5)	$7,800,000	(5)	$2,448,000	(5)	$2,160,000	(5)	$629,300	(6)
Pro rata bonus	$1,366,252	(7)	$3,238,523	(7)	$572,163	(7)	$502,723	(7)	—
Unvested restricted stock	$5,355,015	(8)	$16,521,863	(8)	$2,907,398	(9)	$2,210,025	(9)	$1,255,508	(9)
Performance awards	$1,750,000	(10)	$5,400,000	(10)	$475,000	(10)	$391,667	(10)	$205,000	(10)
Health insurance benefits	—		—		—		—		—

*	The amounts in this table do not include any pension or other vested retirement benefits.

(1)

The information in this table and the footnotes thereto describe amounts payable as a result of certain terminations of employment by the executive or the Company following a change in control. The amounts payable as a result of termination of employment by the executive or the Company following a going private transaction are generally equal to or less than the amounts payable as a result of termination of employment by the executive or the Company following a change in control. Notwithstanding the amounts set forth in this table, if any payment otherwise due to any of Messrs. Dolan, Ratner, Pollichino, Burian or Yospe would result in the imposition of an excise tax under Code Section 4999, then the Company would instead pay to the applicable NEO either (a) the amounts set forth in this table, or (b) the maximum amount that could be paid to such NEO without the imposition of the excise tax, whichever results in a greater amount of after-tax proceeds to such NEO.

(2)	If either of Messrs. Dolan or Ratner is terminated without cause or resigns with good reason following a change in control or a going private transaction, or if he resigns without good reason in the thirteenth month following a change in control, he would be entitled to the amounts set forth in this table.

(3)	If either of Messrs. Pollichino or Burian is terminated without cause or resigns with good reason following a change in control or a going private transaction, then he would be entitled to the amounts set forth in this table.

(4)	If Mr. Yospe is terminated without cause following a change in control or a going private transaction then he would be entitled to the amounts set forth in this table.

(5)	Represents severance equal to two times the sum of his annual base salary and annual target bonus.

(6)	Represents severance equal to the sum of his annual base salary and annual target bonus.

(7)	Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other executives, and in the case of Messrs. Ratner, Pollichino and Burian, without regard to personal performance metrics.

(8)	Represents the full vesting of the Transition Period (granted in March 2011), fiscal 2012 (granted in September 2011) and fiscal 2013 (granted in September 2012) grants of restricted stock units, which are: Mr. Dolan – 31,380 units ($1,859,265), 37,320 units ($2,211,210) and 21,680 units ($1,284,540), respectively and Mr. Ratner – 96,810 units ($5,735,993), 115,140 units ($6,822,045) and 66,900 units ($3,963,825), respectively.

(9)	Represents the value of the Transition Period (granted in March 2011), fiscal 2012 (granted in September 2011), fiscal 2013 (granted in September 2012) grants of restricted stock units for each of Messrs. Pollichino, Burian and Yospe. Upon a change in control or going private transaction, Messrs. Pollichino, Burian and Yospe will be entitled to either (in the successor entity’s discretion) (a) cash equal to the unvested units multiplied by the per share price paid in the change in control or going private transaction, or (b) only if the successor entity is a publicly traded company, a replacement unit award from the successor entity with the same terms. Any such cash award would be payable upon the earliest of (x) the date the units were originally scheduled to vest so long as the executive remains continuously employed, (y) a termination without cause or a resignation for good reason, or (z) only if the successor entity elects clause (b) above, upon a resignation without good reason that is at least six months, but no more than nine months following the change in control or going private transaction.

(10)	Represents the aggregate fiscal 2012 (granted in September 2011) and fiscal 2013 (granted in September 2012) cash performance award targets for each of Messrs. Dolan, Ratner, Pollichino, Burian and Yospe, which becomes payable (i) upon a change in control, regardless of whether the applicable executive’s employment is terminated, or (ii) following a going private transaction if the applicable executive is employed through July 1, 2014 (in the case of the fiscal 2012 award) or July 1, 2015 (in the case of the fiscal 2013 award) or is terminated without cause or resignation for good reason prior to such applicable date.

Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (1)(2)(a)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights (3)(b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (2)(c)
Equity compensation plans approved by security holders	1,970,351	$12.63	3,039,797
Class A Common Stock Equity compensation plans not approved by security holders	—	—	—
Total	1,970,351	$12.63	3,039,797

(1)	Includes the following plans: Employee Stock Plan and the Director Stock Plan. Consists of 367,151 stock options issued in connection with the Distribution (345,445 of which are held by Cablevision and AMC Networks’ employees) and 1,603,200 restricted stock units.

(2)	In September 2013, the Compensation Committee granted awards of restricted stock units covering an aggregate of 308,180 shares. The number of securities in columns (a) and (c) do not reflect the grant of these restricted stock units.

(3)	Represents the weighted-average exercise price of the 367,151 outstanding stock options.

OUR EXECUTIVE OFFICERS

The following individuals are our executive officers:

James L. Dolan (1)	Executive Chairman
Hank J. Ratner	President and Chief Executive Officer
Robert M. Pollichino	Executive Vice President and Chief Financial Officer
Lawrence J. Burian	Executive Vice President, General Counsel and Secretary
Joseph F. Yospe	Senior Vice President, Controller and Principal Accounting Officer
Robert J. Lynn	Senior Vice President, Treasury and Investor Relations

(1)	The biography for James L. Dolan appears above under “Proposal 1 — Election of Directors — Directors Elected by Class B Common Stockholders.”

HANK J. RATNER, 54, President and Chief Executive Officer of the Company since July 29, 2009. Vice Chairman of MSG Holdings, L.P. from November 2003 until the Distribution Date. Vice Chairman of Cablevision since December 2002. Vice Chairman of Rainbow Media Holdings, LLC, a former subsidiary of Cablevision, from June 2002 to June 2011. Director of Rainbow Media Holdings, Inc. from April 1997 to September 2003. Chief Operating Officer of Rainbow Media Holdings, Inc. from October 1999 to June 2002. Chief Operating Officer and Secretary of Rainbow Media Holdings, Inc. from October 1998 to October 1999. Executive Vice President & Secretary of Rainbow Media Holdings, Inc. from October 1997 to October 1998. Executive Vice President, Legal & Business Affairs and Secretary of Rainbow Media Holdings, Inc. from July 1993 to October 1997. Mr. Ratner is a director of the Garden of Dreams Foundation.

ROBERT M. POLLICHINO, 58, Executive Vice President and Chief Financial Officer of the Company since July 29, 2009. Executive Vice President, Finance of MSG Holdings, L.P. since July 1998 until the Distribution Date. Senior Vice President of Rainbow Sports, a subsidiary of Rainbow Media Holdings, Inc., a former subsidiary of Cablevision, from November 1993 to June 1998. Vice President and General Manager of SportsChannel Associates from June 1988 to October 1993. Vice President, Finance and Administration of

Cablevision Program Enterprises, the predecessor of Rainbow Media Holdings, Inc. from January 1980 to May 1988. Director, Finance of Cablevision Systems Corporation from March 1977 to December 1980. Mr. Pollichino is a director of the Garden of Dreams Foundation.

LAWRENCE J. BURIAN, 43, Executive Vice President, General Counsel and Secretary of the Company since January 12, 2010. Senior Vice President, Associate General Counsel and Business Affairs of Cablevision from January 2005 until February 2010. Vice President and Associate General Counsel of Cablevision from February 2002 to December 2004. Assistant General Counsel of Cablevision from February 2000 to January 2002. Associate at Davis Polk & Wardwell LLP from August 1995 to February 2000 and September 1994 to January 1995. Law Clerk to Justice Aharon Barak, Deputy President (later President) of the Supreme Court of Israel from January 1995 to June 1995. Mr. Burian is a director of the Garden of Dreams Foundation.

JOSEPH F. YOSPE, 55, Senior Vice President, Controller and Principal Accounting Officer of the Company since February 26, 2010. Senior Vice President, Corporate Controller and Chief Accounting Officer of ABM Industries Incorporated from January 2008 to February 2010 and Senior Vice President from October 2007 to December 2007. Assistant Controller and then Vice President and Assistant Controller of Interpublic Group of Companies, Inc. from September 2004 to September 2007. Corporate Controller of Genmab A/S from September 2002 to September 2004.

ROBERT J. LYNN, 49, Senior Vice President, Treasury and Investor Relations of the Company since May 24, 2010. Previously, Mr. Lynn was Senior Vice President, Treasurer of Cenveo, Inc. from October 2005 to May 2010. Prior to that, he was Director, Global Cash & Liquidity International Paper Company from June 2001 to October 2005.

RELATIONSHIP BETWEEN US AND CABLEVISION AND AMC NETWORKS INC.

As a result of the Distribution, Cablevision no longer holds a common stock ownership interest in us. However, both Cablevision and we continue to be under the control of Charles F. Dolan, members of his family and certain related family entities. For purposes of governing the ongoing relationships between Cablevision and us and to provide for our orderly transition from a wholly-owned subsidiary of Cablevision to a separate, publicly listed company, Cablevision and we have entered into the agreements described in this section. Prior to the AMC Distribution, AMC Networks, as a subsidiary of Cablevision, performed certain of the services under the agreements described below. As a result of the AMC Distribution, AMC Networks performs certain services under those agreements as a stand-alone company. Certain of the agreements summarized in this section are included as exhibits to our 2 2013 Form 10-K, and the following summaries of those agreements are qualified in their entirety by reference to the agreements as filed. Additional information concerning the arrangements between us and each of Cablevision and AMC Networks is set forth in Note 10 and Note 18 to our financial statements included in our 2013 Form 10-K.

Distribution Agreement

On January 12, 2010, we entered into the Distribution Agreement with Cablevision as part of a series of transactions pursuant to which we acquired the subsidiaries of Cablevision that own, directly or indirectly, all of the partnership interests in MSG Holdings, L.P.

Under the Distribution Agreement, Cablevision provides us with indemnities with respect to liabilities, damages, costs and expenses arising out of any of (i) Cablevision’s businesses (other than businesses of ours), (ii) certain identified claims or proceedings, (iii) any breach by Cablevision of its obligations under the Distribution Agreement, (iv) any untrue statement or omission in our Registration Statement on Form 10 filed with the SEC or in the related Information Statement relating to Cablevision and its subsidiaries and (v) indemnification obligations we may have to the NBA or NHL that result from acts or omissions of Cablevision. We provide Cablevision with indemnities with respect to liabilities, damages, costs and expenses arising out of any of (i) our businesses, (ii) any breach by us of our obligations under the Distribution Agreement and (iii) any untrue statement or omission in the Registration Statement or Information Statement other than any such statement or omission relating to Cablevision and its subsidiaries. For purposes of these indemnities, our Fuse programming business is treated as a business of Cablevision prior to its transfer to Madison Square Garden and as a business of ours thereafter.

In the Distribution Agreement we release Cablevision from any claims we might have arising out of:

•	the management of the businesses and affairs of the Company at or prior to the Distribution;
•	the terms of the Distribution, our Amended and Restated Certificate of Incorporation, our by-laws and the other agreements entered into in connection with the Distribution; and
•	any decisions that have been made, or actions taken, relating to the Company or the Distribution.

The Distribution Agreement also provides for access to records and information, cooperation in defending litigation, as well as methods of resolution for certain disputes.

Tax Disaffiliation Agreement

On January 12, 2010, we entered into a Tax Disaffiliation Agreement with Cablevision that governs Cablevision’s and our respective rights, responsibilities and obligations with respect to taxes and tax benefits, the filing of tax returns, the control of audits and other tax matters following the Distribution. References in this summary description of the Tax Disaffiliation Agreement to the terms “tax” or “taxes” mean taxes as well as any interest, penalties, additions to tax or additional amounts in respect of such taxes.

We and our eligible subsidiaries previously joined with Cablevision in the filing of a consolidated return for U.S. federal income tax purposes and in the filing of certain consolidated, combined, and unitary returns for state, local, and other applicable tax purposes. However, for periods (or portions thereof) beginning after the Distribution, we generally do not join with Cablevision in the filing of any federal, state, local or other applicable consolidated, combined or unitary tax returns.

Under the Tax Disaffiliation Agreement, except for certain New York City income taxes, Cablevision is responsible for all of our U.S. federal, state, local and other applicable income taxes for any taxable period or portion of such period that ended on or before the Distribution Date. We are responsible for all of our other taxes (including certain New York City income taxes) for all taxable periods that ended on or before the Distribution Date, and all taxes that are attributable to us or one of our subsidiaries after the Distribution Date.

Notwithstanding the Tax Disaffiliation Agreement, under U.S. Treasury Regulations, each member of a consolidated group is severally liable for the U.S. federal income tax liability of each other member of the consolidated group. Accordingly, with respect to periods in which we have been included in Cablevision’s consolidated group, we could be liable to the U.S. government for any U.S. federal income tax liability incurred, but not discharged, by any other member of such consolidated group. However, if any such liability were imposed, we would generally be entitled to be indemnified by Cablevision for tax liabilities allocated to Cablevision under the Tax Disaffiliation Agreement.

We are responsible for filing all tax returns for all periods ending after the Distribution Date that include us or one of our subsidiaries other than any consolidated, combined or unitary income tax return for periods after such date (if any) that includes us or one of our subsidiaries, on the one hand, and Cablevision or one of its subsidiaries (other than us or any of our subsidiaries), on the other hand. We also are responsible for filing, for all periods, all returns related to certain New York City income taxes that include us or one of our subsidiaries. Where possible, we have waived the right to carry back any losses, credits, or similar items to periods ending prior to or on the Distribution Date, however, if we cannot waive the right, we would be entitled to receive the resulting refund or credit, net of any taxes incurred by Cablevision with respect to the refund or credit.

Generally, we have the authority to conduct all tax proceedings, including tax audits, relating to taxes or any adjustment to taxes for which we are responsible for filing a return under the Tax Disaffiliation Agreement, and Cablevision has the authority to conduct all tax proceedings, including tax audits, relating to taxes or any adjustment to taxes for which Cablevision is responsible for filing a return under the Tax Disaffiliation Agreement. However, if one party acknowledges a liability to indemnify the other party for a tax to which such proceeding relates, and provides evidence to the other party of its ability to make such payment, the first-mentioned party will have the authority to conduct such proceeding. The Tax Disaffiliation Agreement further provides for cooperation between Cablevision and the Company with respect to tax matters, the exchange of information and the retention of records that may affect the tax liabilities of the parties to the agreement.

Employee Matters Agreement

The Company is party to an Employee Matters Agreement with Cablevision, and an Equity Administration Agreement with AMC Networks, each of which sets forth the responsibilities and liabilities of the parties regarding exercise and forfeiture of stock options, and stock appreciation rights: (i) of the Company that are held by employees or former employees of Cablevision or AMC Networks and (ii) of Cablevision or AMC Networks that are held by employees or former employees of the Company.

Aircraft Arrangements

The Company has entered into a Time Sharing Agreement with CSC Transport, Inc. (“CSC Transport”), a subsidiary of Cablevision, pursuant to which CSC Transport leases to the Company on a “time-sharing” basis any aircraft owned or operated by Cablevision (currently a Gulfstream Aerospace G-V aircraft (the “G-V”) and three helicopters). The Company pays CSC Transport an amount equal to the actual non-fuel expenses of each flight it elects to utilize and 200% of the actual fuel usage for such flights, but not exceeding the maximum amount payable under Federal Aviation Administration rules. During the year ended June 30, 2013, the Company paid CSC Transport $1,178,000 for use of the G-V and helicopters. In calculating the amounts payable under the agreement, the Company and CSC Transport allocate in good faith the treatment of any flight that is for the benefit of the Company and Cablevision.

The Company and CSC Transport have also entered into an Aircraft Management Agreement, pursuant to which CSC Transport has agreed to manage the Company’s Boeing 737-400 for the 2010 to 2015 period. The agreement provides for an annual management fee of $210,000 (with an annual CPI based increase) in addition to reimbursement of certain expenses.

Affiliation Agreement

An affiliation agreement between the Company and Cablevision took effect on January 1, 2010, with respect to the carriage of the MSG and MSG+ program services on Cablevision’s cable systems in the New York, Connecticut and New Jersey tri-state area. This agreement has a term of ten years, obligates Cablevision to carry such program services on its cable systems and provides for the payment by Cablevision to the Company of a per subscriber license fee, which fee is increased each year during the term of the agreement.

Other Arrangements and Agreements with Cablevision and/or AMC Networks

The Company has also entered into a number of commercial and technical arrangements and agreements with Cablevision and its subsidiaries, none of which are material to the Company. These include, but are not limited to, arrangements for the Company’s use of equipment, offices and other premises, provision of transport services and vendor services, access to technology, coordination in respect of certain litigation matters and for Cablevision’s lease of suites and sponsorship of the Company and its professional sports teams. Following the AMC Distribution, certain commercial and technical arrangements formerly provided by AMC Networks as a subsidiary of Cablevision are provided by AMC Networks as a stand-alone company. These include, but are not limited to, arrangements for the Company’s use of equipment, offices and other premises, lease of transponders, lease of a suite, provision of technical and vendor services, lease of titles in film and other libraries and access to technology.

Dolan Family Arrangements

The Company has entered into a Time Sharing Agreement with Dolan Family Office, LLC (“DFO LLC”), a company controlled by Charles F. Dolan, a director of the Company. Under this agreement, DFO LLC has agreed to sublease to the Company on a “time sharing” basis, a Gulfstream Aerospace GIV-SP aircraft. The Company pays DFO LLC an amount equal to the actual non-fuel expenses of each flight it elects to utilize and 200% of the actual fuel usage for such flights, but not exceeding the maximum amount payable under Federal Aviation Administration rules. The Company paid DFO LLC $155,634 for use of the GIV-SP aircraft during the year ended June 30, 2013. The Company charges the Knickerbocker Group, LLC, an entity owned by James L. Dolan, the Executive Chairman and a director of the Company, for office space equal to the allocated cost of such space. The amount paid by the Knickerbocker Group, LLC for the 2013 fiscal year was $94,935. In addition, from time to time, certain other services of the Company may be made available to members of the Dolan family and to entities owned by them. It is the policy of the Company to receive reimbursement for the costs of these services. See “Stock Ownership Table” for a description of registration rights agreements among the Dolan family interests and the Company.

Other

Since 2005, Charles A. Tese, the brother of Vincent Tese, a director of the Company, has been employed by MSG Holdings, L.P., a subsidiary of the Company, in a non-executive officer position. For the year ended June 30, 2013, Mr. Charles A. Tese earned $106,647. Mr. Vincent Tese also serves as a director of Cablevision.

CERTAIN RELATIONSHIPS AND POTENTIAL CONFLICTS OF INTEREST

Our Executive Chairman, James L. Dolan, also serves as the President and Chief Executive Officer of Cablevision and our President and Chief Executive Officer, Hank J. Ratner, serves as Vice Chairman of Cablevision. Eight of the members of our Board (including James L. Dolan) also serve as directors of Cablevision, and several of our directors serve as officers and/or employees of Cablevision concurrently with their service on our Board. Seven members of our Board also serve as directors of AMC Networks. Therefore, these officers and directors may have actual or apparent conflicts of interest with respect to matters involving or affecting the Company, on the one hand, and Cablevision or AMC Networks, on the other hand. For example, there is the potential for a conflict of interest when we and Cablevision and/or AMC Networks look at certain acquisitions and other corporate opportunities that may be suitable for both companies. Also, conflicts may arise if there are issues or disputes under the commercial arrangements that exist between Cablevision and/or AMC Networks and us. In addition, certain of our officers and directors own Cablevision and/or AMC Networks stock or options to purchase Cablevision and AMC Networks’ stock. These ownership interests could create actual, apparent or potential conflicts of interest when these individuals are faced with decisions that could have different implications for the Company and Cablevision or AMC Networks. See “Related Party Transaction Approval Policy” below for a discussion of certain procedures we instituted to help ameliorate any such potential conflicts that may arise.

The Company’s Amended and Restated Certificate of Incorporation acknowledges that the Company may have overlapping directors and officers with Cablevision and its subsidiaries and that the Company may engage in material business transactions with such entities. The Company has renounced its rights to certain business opportunities and the Company’s Amended and Restated Certificate of Incorporation provides that in certain circumstances our directors and officers will not have liability to the Company or its stockholders for breach of any fiduciary duty by reason of the fact that any such individual directs a corporate opportunity to Cablevision or any of its subsidiaries instead of the Company, or does not refer or communicate information regarding such corporate opportunity to the Company. In connection with the AMC Distribution, our Board adopted resolutions which put in place arrangements similar to the foregoing provisions on corporate opportunities with respect to directors and officers of the Company who are also directors or officers of AMC Networks. Our Amended and Restated Certificate of Incorporation also expressly validates certain contracts, agreements, arrangements and transactions (and amendments, modifications or terminations thereof) between the Company and Cablevision and/or any of its subsidiaries and will provide that, to the fullest extent permitted by law, the actions of the overlapping directors and officers in connection therewith are not breaches of fiduciary duties owed to the Company or its stockholders.

RELATED PARTY TRANSACTION APPROVAL POLICY

The Company has adopted a written policy whereby an Independent Committee of our Board, which may be the Audit Committee, reviews and approves or takes such other action as it may deem appropriate with respect to transactions involving the Company and its subsidiaries, on the one hand, and in which any director, officer, greater than 5% stockholder of the Company or any other “related person” (as defined in Item 404 of Regulation S-K adopted by the SEC) has or will have a direct or indirect material interest. This approval requirement covers any transaction that meets the related party disclosure requirements of the SEC as set forth in Item 404, which currently apply to transactions (or any series of similar transactions) in which the amount involved exceeds $120,000. To simplify the administration of the approval process under this policy, an Independent Committee may, where appropriate, establish guidelines for certain of those transactions. The policy does not cover decisions on compensation or benefits or the hiring or retention of any person. The hiring or retention of executive officers is determined by our full Board. Compensation of executive officers is subject to the approval of our Compensation Committee. This policy also does not cover any pro rata distributions to all Company stockholders, including a pro rata distribution of our Class A Common Stock to holders of our Class A Common Stock and our Class B Common Stock to holders of our Class B Common Stock. No director on an Independent Committee will participate in the consideration of a related party transaction with that director or any related person of that director.

Our Board has also adopted a special approval policy for transactions with Cablevision and AMC Networks and their respective subsidiaries whether or not such transactions qualify as “related party” transactions described above. Under this policy, an Independent Committee, which may be the Audit Committee, oversees approval of all transactions and arrangements between the Company and its subsidiaries, on the one hand, and each of Cablevision and its subsidiaries and AMC Networks and its subsidiaries, on the other hand, in which the amount exceeds the dollar threshold set forth in Item 404 (currently $120,000). To simplify the administration of the approval process under this policy, an Independent Committee may, where appropriate, establish guidelines for certain of these transactions. The approval requirement does not apply to the implementation and administration of the intercompany arrangements described above under the related party transaction approval policy but does cover any amendments, modifications, terminations or extensions, other than ministerial, nonsubstantive amendments or modifications, as well as the handling and resolution of any disputes. Our executive officers and directors who are also senior executives or directors of Cablevision and AMC Networks may participate in the negotiation, execution, implementation, amendment, modification, or termination of intercompany arrangements, as well as in any resolution of disputes thereunder, on behalf of either the Company, Cablevision and AMC Networks, in each case under the direction of an Independent Committee or the comparable committee of the board of directors of Cablevision and AMC Networks.

Our related party transaction approval policy cannot be amended or terminated without the prior approval of a majority of the Company’s independent directors and by a majority of the directors elected by our Class B Common Stockholders. For purposes of this policy, “independent directors” means those directors who have been determined by our Board to be independent directors for purposes of NASDAQ’s corporate governance standards.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act of 1934 requires our directors, certain executive officers, and persons who beneficially own more than 10 percent of the outstanding Class A Common Stock to file reports of ownership and changes in ownership with the SEC. The SEC regulations require Madison Square Garden to identify anyone who failed to file a required report or filed a late report during the fiscal year ended June 30, 2013. Based solely on a review of reports filed under Section 16(a) of the Exchange Act, the Company is aware of no such failure.

STOCK OWNERSHIP TABLE

The table sets forth certain information as of September 17, 2013 with respect to the beneficial ownership of the Company’s Class A Common Stock and Class B Common Stock by (i) each person the Company believes beneficially holds more than 5% of any class of the outstanding shares of the Company’s based solely on the Company’s review of SEC filings; (ii) each director or director nominee of the Company and (iii) each named executive officer of the Company.

Name and Address	Title of Stock Class (1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned (1)(2)
Dolan Family Group (3)	Class A Common Stock	1,277,088	2.0%	68.9%
340 Crossways Park Drive	Class B Common Stock	13,588,555	100%
Woodbury, NY 11797
Charles F. Dolan (3)(4)(5)(6)(8)	Class A Common Stock	544,106	*	40.8%
(31) – (36)	Class B Common Stock	8,074,392	59.4%
340 Crossways Park Drive
Woodbury, NY 11797
Helen A. Dolan (3)(4)(5)(6)(8)	Class A Common Stock	544,106	*	40.8%
(31) – (36)	Class B Common Stock	8,074,392	59.4%
340 Crossways Park Drive
Woodbury, NY 11797
James L. Dolan	Class A Common Stock	365,841	*	4.9%
(3)(6)(7)(8)(9)(16)(20)(29)	Class B Common Stock	942,114	6.9%
PO Box 420
Oyster Bay, NY 11771
Hank J. Ratner (7)(10)	Class A Common Stock	776,603	1.2%	*
	Class B Common Stock	—	—
Robert M. Pollichino (6)(7)	Class A Common Stock	21,049	*	*
	Class B Common Stock	—	—
Lawrence J. Burian (6)(7)	Class A Common Stock	17,982	*	*
	Class B Common Stock	—	—
Joseph F. Yospe (7)	Class A Common Stock	8,169	*	*
	Class B Common Stock	—	—
Kristin A. Dolan (3)(6)(7)(8)	Class A Common Stock	365,841	*	4.9%
(9)(16)(20)(29)	Class B Common Stock	942,114	6.9%
PO Box 420
Oyster Bay, NY 11771
Thomas C. Dolan (3)(8)(17)	Class A Common Stock	80,653	*	4.7%
(22)(28)	Class B Common Stock	926,958	6.8%
340 Crossways Park Drive
Woodbury, NY 11797

Name and Address	Title of Stock Class (1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned (1)(2)
Deborah A. Dolan-Sweeney	Class A Common Stock	86,384	*	4.7%
(3)(6)(8)(13)(15)(21)(25)	Class B Common Stock	918,981	6.8%
340 Crossways Park Drive
Woodbury, NY 11797
Marianne Dolan Weber (3)(6)	Class A Common Stock	57,152	*	4.5%
(8)(12)(22)(26)	Class B Common Stock	890,802	6.6%
PO Box 420
Oyster Bay, NY 11771
Charles P. Dolan (8)(30)	Class A Common Stock	964	*	*
	Class B Common Stock	—	—
Richard D. Parsons (8)	Class A Common Stock	—	*	*
	Class B Common Stock	—	—
Alan D. Schwartz (8)	Class A Common Stock	—	*	*
	Class B Common Stock	—	—
Brian G. Sweeney	Class A Common Stock	86,384	*	4.7%
(3)(6)(8)(13)(15)(21)(25)	Class B Common Stock	918,981	6.8%
340 Crossways Park Drive
Woodbury, NY 11797
Vincent Tese (8)(11)	Class A Common Stock	8,823	*	*
	Class B Common Stock	—	—
Wilt Hildenbrand (8)(14)	Class A Common Stock	39,318	*	*
	Class B Common Stock	—	—
All executive officers and	Class A Common Stock	2,010,845	3.2%	60.0%
directors as a group (4) – (30)	Class B Common Stock	11,753,247	86.5%
Patrick F. Dolan (3)(6)	Class A Common Stock	88,533	*	4.5%
(18)(21)(27)	Class B Common Stock	886,015	6.5%
340 Crossways Park Drive
Woodbury, NY 11797
Kathleen M. Dolan (3)	Class A Common Stock	277,783	*	27.8%
(19)(20)(25)-(29)	Class B Common Stock	5,499,007	40.5%
PO Box 420
Oyster Bay, NY 11771
Paul J. Dolan (3)(20)	Class A Common Stock	188,726	*	9.4%
340 Crossways Park Drive	Class B Common Stock	1,845,939	13.6%
Woodbury, NY 11797
Mary S. Dolan (3)(21)	Class A Common Stock	190,146	*	34.5%
340 Crossways Park Drive	Class B Common Stock	6,853,284	50.4%
Woodbury, NY 11797

Name and Address	Title of Stock Class (1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned (1)(2)
Matthew J. Dolan (3)(22)	Class A Common Stock	91,737	*	9.2%
340 Crossways Park Drive	Class B Common Stock	1,817,760	13.4%
Woodbury, NY 11797
David M. Dolan (3)(23)	Class A Common Stock	390,167	*	25.5%
340 Crossways Park Drive	Class B Common Stock	5,048,288	37.2%
Woodbury, NY 11797
Charles F. Dolan Children	Class A Common Stock	47,864	*	4.6%
Trust FBO Kathleen M. Dolan	Class B Common Stock	918,981	6.8%
(3)(24)
340 Crossways Park Drive
Woodbury, NY 11797
Charles F. Dolan Children	Class A Common Stock	47,864	*	4.6%
Trust FBO Deborah A.	Class B Common Stock	918,981	6.8%
Dolan-Sweeney (3)(25)
340 Crossways Park Drive
Woodbury, NY 11797
Charles F. Dolan Children	Class A Common Stock	47,864	*	4.5%
Trust FBO Marianne Dolan	Class B Common Stock	890,802	6.6%
Weber (3)(26)
340 Crossways Park Drive
Woodbury, NY 11797
Charles F. Dolan Children	Class A Common Stock	47,864	*	4.5%
Trust FBO Patrick F. Dolan	Class B Common Stock	886,015	6.5%
(3)(27)
340 Crossways Park Drive
Woodbury, NY 11797
Charles F. Dolan Children	Class A Common Stock	39,886	*	4.7%
Trust FBO Thomas C. Dolan	Class B Common Stock	926,958	6.8%
(3)(28)
340 Crossways Park Drive
Woodbury, NY 11797
Charles F. Dolan Children	Class A Common Stock	39,886	*	4.7%
Trust FBO James L. Dolan	Class B Common Stock	926,958	6.8%
(3)(29)
340 Crossways Park Drive
Woodbury, NY 11797
Charles F. Dolan 2009 Family	Class A Common Stock	13,295	*	4.5%
Trust FBO James L. Dolan	Class B Common Stock	899,548	6.6%
(3)(4)(5)(31)
340 Crossways Park Drive
Woodbury, NY 11797

Name and Address	Title of Stock Class (1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned (1)(2)
Charles F. Dolan 2009 Family	Class A Common Stock	13,295	*	4.5%
Trust FBO Thomas C. Dolan	Class B Common Stock	899,548	6.6%
(3)(4)(5)(32)
340 Crossways Park Drive
Woodbury, NY 11797
Charles F. Dolan 2009 Family	Class A Common Stock	13,295	*	4.1%
Trust FBO Patrick F. Dolan	Class B Common Stock	817,548	6.0%
(3)(4)(5)(33)
340 Crossways Park Drive
Woodbury, NY 11797
Charles F. Dolan 2009 Family	Class A Common Stock	13,295	*	4.1%
Trust FBO Kathleen M. Dolan	Class B Common Stock	824,548	6.1%
(3)(4)(5)(34)
340 Crossways Park Drive
Woodbury, NY 11797
Charles F. Dolan 2009 Family	Class A Common Stock	13,295	*	4.5%
Trust FBO Marianne Dolan	Class B Common Stock	887,548	6.5%
Weber (3)(4)(5)(35)
340 Crossways Park Drive
Woodbury, NY 11797
Charles F. Dolan 2009 Family	Class A Common Stock	13,295	*	3.6%
Trust FBO Deborah A. Dolan-	Class B Common Stock	719,548	5.3%
Sweeney(3)(4)(5)(36)
340 Crossways Park Drive
Woodbury, NY 11797
Luxor Capital Group, L.P. (37)	Class A Common Stock	6,013,850	9.5%	3.0%
Luxor Management, LLC	Class B Common Stock	—	—
1114 Avenue of the Americas,
29th Floor
New York, NY 10036
T. Rowe Price Associates, Inc.	Class A Common Stock	5,866,491	9.3%	2.9%
(38)	Class B Common Stock	—	—
100 East Pratt Street
Baltimore, MD 21202
GAMCO Investors, Inc. (39)	Class A Common Stock	4,826,838	7.6%	2.4%
GAMCO Asset	Class B Common Stock	—	—
Management, Inc.
One Corporate Center
Rye, NY 10580
The Vanguard Group (40)	Class A Common Stock	3,186,436	5.0%	1.6%
100 Vanguard Blvd.	Class B Common Stock	—	—
Malvern, PA 19355

*	Less than 1%

(1)	Beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to the security through any contract, arrangement, understanding and relationship or otherwise. Unless indicated, beneficial ownership disclosed consists of sole voting and investment power. Beneficial ownership of Class A Common Stock is exclusive of the shares of Class A Common Stock that are issuable upon conversion of shares of Class B Common Stock. Share ownership reflects rounding for share based compensation in the aggregate, not by specific tranche or award.

(2)	Shares of Class B Common Stock are convertible into shares of Class A Common Stock at the option of the holder on a share for share basis. The holder of one share of Class A Common Stock has one vote per share at a meeting of our stockholders and the holder of one share of Class B Common Stock has ten votes per share at a meeting of our stockholders, except in the separate elections of directors. Holders of Class A Common Stock have the right to elect 25% of our Board rounded up to the nearest whole director and the holders of Class B Common Stock have the right to elect the remaining members of our Board.

(3)

Members of the Dolan family have formed a “group” for purposes of Section 13(d) of the Securities Exchange Act. The members of this group (the “Group Members”) are: Charles F. Dolan individually and a Trustee of the Charles F. Dolan 2009 Revocable Trust (the “CFD 2009 Trust”), Helen A. Dolan, individually and as a Trustee of the Helen A. Dolan 2009 Revocable Trust (the “HAD 2009 Trust”); James L. Dolan; Thomas C. Dolan; Patrick F. Dolan; Kathleen M. Dolan, individually and as a Trustee of the Charles F. Dolan Children Trust FBO Kathleen M. Dolan, the Charles F. Dolan Children Trust FBO Deborah Dolan-Sweeney, the Charles F. Dolan Children Trust FBO Marianne Dolan Weber, the Charles F. Dolan Children Trust FBO Patrick F. Dolan, the Charles F. Dolan Children Trust FBO Thomas C. Dolan and the Charles F. Dolan Children Trust FBO James L. Dolan (hereinafter collectively referred to as the “Dolan Children Trusts,” and individually, a “Dolan Children Trust”) and as sole Trustee of the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust; Marianne Dolan Weber; Deborah A. Dolan-Sweeney; David M. Dolan, as Trustee of the Charles F. Dolan 2009 Family Trust FBO Patrick F. Dolan, the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan, the Charles F. Dolan 2009 Family Trust FBO James L. Dolan, the Charles F. Dolan 2009 Family Trust FBO Marianne Dolan Weber, the Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan and the Charles F. Dolan 2009 Family Trust FBO Deborah Dolan-Sweeney (collectively, the “2009 Family Trusts” and individually, a “2009 Family Trust”); Paul J. Dolan, as a Trustee of the Dolan Children Trust FBO Kathleen M. Dolan and the Dolan Children Trust FBO James L. Dolan; Matthew J. Dolan, as a Trustee of the Dolan Children Trusts FBO Marianne Dolan Weber and the Dolan Children Trust FBO Thomas C. Dolan; and Mary S. Dolan, as a Trustee of the Dolan Children Trust FBO Deborah A. Dolan-Sweeney, the Dolan Children Trust FBO Patrick F. Dolan and as a Trustee of the 2009 Family Trusts; Dolan Children Trust FBO Kathleen M. Dolan; Dolan Children Trust FBO Marianne Dolan Weber; Dolan Children Trust FBO Deborah A. Dolan-Sweeney; Dolan Children Trust FBO James L. Dolan; Dolan Children Trust FBO Thomas C. Dolan; Dolan Children Trust FBO Patrick F. Dolan; 2009 Family Trust FBO James L. Dolan; 2009 Family Trust FBO Thomas C. Dolan; 2009 Family Trust FBO Patrick F. Dolan; 2009 Family Trust FBO Kathleen M. Dolan; 2009 Family Trust FBO Marianne Dolan Weber; 2009 Family Trust FBO Deborah A. Dolan-Sweeney; Ryan Dolan 1989 Trust; Tara Dolan 1989 Trust. The Group Members may be deemed to beneficially own an aggregate of (i) 1,227,088 shares of Class A Common Stock (including 1,046,338 shares of Class A Common Stock owned of record in the aggregate, options to purchase 230,750 shares of Class A Common Stock that are exercisable within sixty days of September 17, 2013; and (ii) 13,588,555 shares of Class B Common Stock and the equal number of shares of Class A common Stock issuable upon conversion thereof. Group Members in the aggregate may be deemed to have the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 13,588,555 shares of Class B Common Stock (representing all outstanding

Class B Common Stock) and the equal number of shares of Class A Common Stock issuable upon conversion thereof by reason of the terms of an agreement among the group members. Individuals who are Group Members solely in their capacity as trustees of trusts that are Group Members may be deemed to beneficially own an additional 430,008 shares of Class A Common Stock.

(4)	Charles F. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 166,999 shares of Class A Common Stock (including 55,999 shares of Class A Common Stock owned of record personally, and options owned of record personally to purchase 111,000 shares of Class A Common Stock that are exercisable within sixty days of September 17, 2013) and 2,386,122 shares of Class B Common Stock owned of record by the CFD 2009 Trust and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 377,107 shares of Class A Common Stock (including 297,337 shares of Class A Common Stock owned of record by the Dolan Family Foundation and 79,770 shares of Class A Common Stock owned of record by the 2009 Family Trusts) and 5,688,270 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (639,982 shares of Class B Common Stock owned by the HAD 2009 trust and 5,048,288 shares of Class B Common Stock owned by the 2009 Family Trusts). Includes an aggregate 5,048,288 shares of Class B Common Stock owned of record by the 2009 Family Trusts which Charles F. Dolan may be deemed to have the right to acquire because he has the right to substitute assets with each of the trusts, subject to the trustees’ reasonable satisfaction that the substitute assets received by the trust are of equal value to the trust property exchanged therefor. He disclaims beneficial ownership of 297,337 shares of Class A Common Stock owned of record by the Dolan Family Foundation and 79,770 shares of Class A Common Stock owned of record by the 2009 Family Trusts, and 5,688,270 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 639,982 shares of Class B Common Stock owned by the HAD 2009 Trust and 5,048,288 shares of Class B Common Stock owned of record by the 2009 Family Trusts).

(5)	Helen A. Dolan may be deemed to have (a) the sole power to vote or direct the vote of 639,982 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the HAD 2009 Trust and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 544,106 shares of Class A Common Stock (including 297,337 shares of Class A Common Stock owned of record by the Dolan Family Foundation, 79,770 shares of Class A Common Stock owned of record by the 2009 Family Trusts, 55,999 shares of Class A Common Stock, and options to purchase 111,000 shares of Class A Common Stock exercisable within sixty days of September 17, 2013 owned of record personally by her spouse, Charles F. Dolan) and 7,434,410 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 2,386,122 shares of Class B Common Stock owned of record by the CFD 2009 Trust and 5,048,288 shares of Class B Common Stock owned of record by the 2009 Family Trusts). Includes an aggregate 5,048,288 shares of Class B Common Stock owned of record by the 2009 Family Trusts which Helen A. Dolan’s spouse, Charles F. Dolan, may be deemed to have the right to acquire because he has the right to substitute assets with each of the trusts, subject to the trustees’ reasonable satisfaction that the substitute assets received by the trust are of equal value to the trust property exchanged therefor. She disclaims beneficial ownership of 297,337 shares of Class A Common Stock owned of record by the Dolan Family Foundation, 79,770 shares of Class A Common Stock owned of record by the 2009 Family Trusts, 55,999 shares of Class A Common Stock, and options to purchase 111,000 shares of Class A Common Stock exercisable within sixty days of September 17, 2013 owned of record personally by her spouse, and 7,434,410 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 2,386,122 shares of Class B Common Stock owned of record by the CFD 2009 Trust and 5,048,288 shares of Class B Common Stock owned of record by the 2009 Family Trusts).

(6)	Includes shares of Class A Common Stock issuable upon the exercise of options granted in respect of stock options that were issued pursuant to the Cablevision 2006 Employee Stock Plan and predecessor plans, which on September 17, 2013, were unexercised but were exercisable within a period of 60 days. These amounts include the following number of shares of Class A Common Stock for the following individuals are: Charles F. Dolan, 111,000; James L. Dolan, 111,000; Robert M. Pollichino, 3,875; Brian G. Sweeney, 3,750; Marianne Dolan Weber, 2,000; Patrick F. Dolan, 3,000, Wilt Hildenbrand, 10,600 and Lawrence J. Burian, 1,500; all executive officers and directors as a group 246,725.

(7)	Does not include unvested restricted stock units granted under the Company’s Employee Stock Plan. The excluded number of restricted stock units for the following individuals are: James L. Dolan, 105,660; Hank Ratner, 332,100; Robert Pollichino, 57,370; Lawrence J. Burian, 44,720; and Joseph F. Yospe, 24,770.

(8)	Does not include restricted stock units granted under the Company’s 2010 Stock Plan for Non-Employee Directors. The excluded number of restricted stock units for the following individuals are: Charles F. Dolan, 15,070; Thomas C. Dolan, 15,070; Deborah Dolan-Sweeney, 15,070; Brian Sweeney, 15,070; Marianne Dolan Weber, 15,070; Kristin A. Dolan, 15,070; Richard D. Parsons, 15,070 units (7,500 restricted stock units were transferred into a trust of which Mr. Parsons is a trustee and 7,570 restricted stock units are owned directly by Mr. Parsons); Alan D. Schwartz, 15,070; Vincent Tese, 15,070; Charles P. Dolan, 13,519 and Wilt Hildenbrand, 6,691.

(9)	James L. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 317,218 shares of Class A Common Stock (including 204,743 shares of Class A Common Stock owned of record personally, 1,475 shares of Class A Common Stock held as custodian for one or more minor children, and options owned of record personally to purchase 111,000 shares of Class A Common Stock that are exercisable within sixty days of September 17, 2013) and 15,156 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record personally and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 48,623 shares of Class A Common Stock (including 1,250 shares of Class A Common Stock owned jointly with his spouse, 4,324 shares of Class A Common Stock owned of record personally by his spouse, 388 shares of Class A Common Stock owned of record by his spouse through a 401(k) plan, 2,775 shares of Class A Common Stock owned of record by members of his household, and 39,886 shares of Class A Common Stock owned of record by the Dolan Children Trust for his benefit) and 926,958 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit. He disclaims beneficial ownership of 1,475 shares of Class A Common Stock held as custodian for one or more minor children, 4,324 shares of Class A common Stock owned of record personally by his spouse, 2,775 shares of Class A Common Stock owned of record by members of his household, 388 shares of Class A Common Stock owned of record by his spouse through a 401(k) plan, and 39,886 shares of Class A Common Stock and 926,958 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit.

(10)	Includes an aggregate of 1,164 shares of Class A Common Stock owned by his children, of which Mr. Ratner disclaims beneficial ownership. Includes 1,358 shares of Class A Common Stock owned of record through a 401(k) plan.

(11)	Vincent Tese may be deemed to have the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 8,823 shares of Class A Common Stock (including 5,823 shares of Class A Common Stock owned of record personally and options owned of record personally to purchase 3,000 shares of Class A Common Stock that are exercisable within sixty days of September 17, 2013).

(12)

Marianne Dolan Weber may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 8,363 shares of Class A Common Stock (including 6,363 shares of Class A Common Stock owned of record personally and options owned of record personally to purchase

2,000 shares of Class A Common Stock that are exercisable within sixty days of September 17, 2013) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 48,789 shares of Class A Common Stock (including 925 shares of Class A Common Stock owned of record by a member of her household and 47,864 shares of Class A Common Stock Class A Common Stock owned of record by the Dolan Children Trust for her benefit) and 890,802 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for her benefit. She disclaims beneficial ownership of 925 shares of Class A Common Stock owned of record by a member of her household, 47,864 shares of Class A Common Stock owned of record by the Dolan Children Trust for her benefit and 890,802 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for her benefit.

(13)	Brian G. Sweeney may be deemed to have (a) the sole power to vote or direct the vote of and dispose or direct the disposition of 28,123 shares of Class A Common Stock (including 24,373 shares of Class A Common Stock and options to purchase 3,750 shares of Class A Common Stock that are exercisable within sixty days of September 17, 2013 owned of record personally) and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of 58,261 shares of Class A Common Stock (including 3,647 shares of Class A Common Stock owned by his spouse, Deborah A. Dolan-Sweeney, an aggregate of 6,750 shares Class A Common Stock held in trust for his children for which he serves as trustee and 47,864 shares of Class A Common Stock owned by the Dolan Children Trust for the benefit of his spouse) and 918,981 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Dolan Children Trust for the benefit of his spouse. He disclaims beneficial ownership of the 3,647 shares of Class A Common Stock owned by his spouse, the 6,750 shares of Class A Common Stock held in trusts for his children for which he serves as trustee and 47,864 shares of Class A Common Stock owned by the Dolan Children Trust for the benefit of his spouse and 918,981 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned by the Dolan Children Trust for the benefit of his spouse.

(14)	Wilt Hildenbrand may be deemed to have the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 39,318 shares of Class A Common Stock (including 28,718 shares of Class A Common Stock owned of record personally and options owned of record personally to purchase 10,600 shares of Class A Common Stock that are exercisable within sixty days of September 17, 2013).

(15)	Deborah A. Dolan-Sweeney may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 3,647 shares of Class A Common Stock owned of record personally and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 82,737 shares of Class A Common Stock (including 24,373 shares of Class A Common Stock and options to purchase 3,750 shares of Class A Common Stock that are exercisable within sixty days of September 17, 2013 owned of record by her spouse, 6,750 shares of Class A Common Stock held by trusts for her children for which her spouse serves as trustee and 47,864 shares of Class A Common Stock owned of record by the Dolan Children Trust for her benefit) and 918,981 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for her benefit. She disclaims beneficial ownership of 24,373 shares of Class A Common Stock and options to purchase 3,750 shares of Class A Common Stock that are exercisable within sixty days of September 17, 2013 owned of record by her spouse, 6,750 shares of Class A Common Stock held by trusts for her children for which her spouse serves as trustee and 47,864 shares of Class A Common Stock and 918,981 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for her benefit.

(16)

Kristin A. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 4,712 shares of Class A Common Stock (including 4,324 shares held directly and 388 shares of Class A Common Stock held through a 401(k) plan) owned personally, and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of 361,129 shares of Class A Common Stock (including 1,250 shares of Class A Common Stock owned jointly with her spouse, James L. Dolan, 204,743 shares of Class A Common Stock and options to purchase 111,000 shares of Class A Common Stock that are exercisable within sixty days of September 17, 2013 owned of record by her spouse, 1,475 shares held by her spouse as custodian for one or more minor children, 2,775 shares of Class A Common Stock owned of record by members of her household and 39,886 shares of Class A Common Stock owned of record by the Dolan Children Trust for the benefit of her spouse) and 942,114 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 15,156 shares of Class B Common Stock owned of record by her spouse and 926,958 shares of Class B Common Stock owned by the Dolan Children Trust for the benefit of her spouse). She disclaims beneficial ownership of 1,475 shares of Class A Common Stock held by her spouse as custodian for one or more minor children, 204,743 shares of Class A Common Stock and options to purchase 111,000 shares of Class A Common Stock that are exercisable within sixty days of September 17, 2013 owned of record personally by her spouse, 2,775 shares of Class A Common Stock owned of record by members of her household, 39,886 shares of Class A Common Stock and 942,114 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 15,156 shares of Class B Common Stock owned of record by her spouse and 926,958 shares of Class B Common Stock owned by the Dolan Children Trust for the benefit of her spouse).

(17)	Thomas C. Dolan may be deemed to have the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 40,767 shares of Class A Common Stock owned of record personally and the shared power to vote or direct the vote of and to dispose of or to direct the disposition of 39,886 shares of Class A Common Stock and 926,958 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit. He disclaims beneficial ownership of 39,886 shares of Class A Common Stock and 926,958 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit.

(18)	Patrick F. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 33,751 shares of Class A Common Stock (including 30,751 shares of Class A Common Stock, and options to purchase 3,000 shares of Class A Common Stock that are exercisable within sixty days of September 17, 2013) owned of record and (b) the current shared power to vote or direct the vote of and to dispose of or to direct the disposition of 54,782 shares of Class A Common Stock (including 4,256 shares owned jointly with his spouse, 300 shares owned directly by his spouse, 1,850 shares owned of record by members of his household, 512 shares owned of record by the Daniel P. Mucci Trust (the “Mucci Trust”) for which he serves as trustee and 47,864 shares of Class A Common Stock owned of record by the Dolan Children Trust for his benefit) and 886,015 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit. He disclaims beneficial ownership of 1,850 shares owned of record by members of his household, 512 shares of Class A Common Stock held by the Mucci Trust for which he serves as trustee, and 47,864 shares of Class A Common Stock and 886,015 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit.

(19)

Kathleen M. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 6,555 shares of Class A Common Stock (including 4,705 shares of Class A Common Stock owned of record personally and 1,850 shares of Class A Common Stock held as custodian for one or more minor children) and an aggregate of 30,312 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust, and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 271,228 shares of Class A Common Stock owned of record by the Dolan Children Trusts and an aggregate of 5,468,695 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts. She disclaims beneficial ownership of 1,850 shares of Class A Common Stock held as custodian for one or more minor children, an aggregate of 271,228 shares of Class A Common Stock owned of record by the Dolan Children Trusts and an aggregate of 5,499,007 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts, the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust.

(20)	Paul J. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 95,820 shares of Class A Common Stock (including 4,378 shares of Class A Common Stock held as custodian for one or more minor children and 91,442 shares of Class A Common Stock owned of record by the CFD Trust No. 10) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 92,906 shares of Class A Common Stock (including 5,156 shares of Class A Common Stock owned jointly with his spouse, an aggregate of 87,750 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan) and an aggregate of 1,845,939 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan. He disclaims beneficial ownership of 4,378 shares of Class A Common Stock held as custodian for one or more minor children, 91,442 shares of Class A Common Stock owned of record by the CFD Trust No. 10, an aggregate of 87,750 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, and an aggregate of 1,845,939 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan.

(21)	Mary S. Dolan may be deemed to have (a) the sole power to vote or direct the vote and to dispose of or direct the disposition of 6,839 shares of Class A Common Stock held as custodian for one or more minor children and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 183,307 shares of Class A Common Stock (including 7,809 shares of Class A Common Stock owned jointly with her spouse, an aggregate of 95,728 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Deborah Dolan-Sweeney and Patrick F. Dolan and an aggregate of 79,770 shares of Class A Common Stock owned of record by the 2009 Family Trusts) and 6,853,284 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including an aggregate of 1,804,996 shares of Class B Common Stock owned of record by the Dolan Children Trusts for the benefit of Deborah Dolan-Sweeney and Patrick F. Dolan and an aggregate of 5,048,288 Class B Common Stock owned of record by the 2009 Family Trusts). She disclaims beneficial ownership of 6,839 shares of Class A Common Stock held as custodian for one or more minor children, an aggregate of 95,728 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Deborah Dolan-Sweeney and Patrick F. Dolan and an aggregate of 79,770 shares of Class A Common Stock owned of record by the 2009 Family Trusts) and an aggregate of 1,804,996 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Deborah A. Dolan-Sweeney and Patrick F. Dolan and an aggregate of 5,048,288 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the 2009 Family Trusts.

(22)

Matthew J. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 2,387 shares of Class A Common Stock (including 1,225 shares of

Class A Common Stock owned of record personally and 1,162 shares of Class A Common Stock held as custodian for a minor child) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 89,350 shares of Class A Common Stock (including 950 shares of Class A Common Stock owned jointly with his spouse, 650 shares of Class A Common Stock held by his spouse as custodian for a minor child and 87,750 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan) and an aggregate of 1,817,760 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan. He disclaims beneficial ownership of 1,162 shares of Class A Common Stock held as custodian for a minor child, 650 shares of Class A Common Stock held by his spouse as custodian for a minor child and an aggregate of 87,750 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan and an aggregate of 1,817,760 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan.

(23)	David M. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 302,647 shares of Class A Common Stock (including 3,442 shares of Class A Common Stock owned of record by the David M. Dolan Revocable Trust and 299,205 shares of Class A Common Stock owned of record by the Charles F. Dolan Charitable Remainder Trust) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 87,520 shares of Class A Common Stock (including 1,850 shares of Class A Common Stock owned jointly with his spouse, 5,250 shares of Class A Common Stock owned of record by the Ann H. Dolan Revocable Trust, 650 shares of Class A Common Stock held by his spouse as custodian for a minor child and an aggregate of 79,770 shares of Class A Common Stock owned of record by the 2009 Family Trusts) and an aggregate of 5,048,288 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the 2009 Family Trusts. He disclaims beneficial ownership of 299,205 shares of Class A Common Stock owned of record by the Charles F. Dolan Charitable Remainder Trust, 5,250 shares of Class A Common Stock owned of record by the Ann H. Dolan Revocable Trust, 650 shares of Class A Common Stock held by his spouse as custodian for a minor child, an aggregate of 79,770 shares of Class A Common Stock owned of record by the 2009 Family Trusts, and an aggregate of 5,048,288 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the 2009 Family Trusts.

(24)	Kathleen M. Dolan and Paul J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Kathleen M. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(25)	Kathleen M. Dolan and Mary S. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Deborah A. Dolan-Sweeney and have the shared power to vote and dispose of the shares held by the trust.

(26)	Kathleen M. Dolan and Matthew J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Marianne Dolan Weber and have the shared power to vote and dispose of the shares held by the trust.

(27)	Kathleen M. Dolan and Mary S. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Patrick F. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(28)	Kathleen M. Dolan and Matthew J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Thomas C. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(29)	Kathleen M. Dolan and Paul J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO James L. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(30)	Charles P. Dolan may be deemed to have sole power to vote or direct the vote of and to dispose of or direct the disposition of 964 shares of Class A Common Stock owned personally.

(31)	David M. Dolan and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO James L. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(32)	David M. Dolan and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(33)	David M. Dolan and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Patrick F. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(34)	David M. Dolan and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(35)	David M. Dolan and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Marianne Dolan Weber and have the shared power to vote and dispose of the shares held by the trust.

(36)	David M. Dolan and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Deborah A. Dolan-Sweeney and have the shared power to vote and dispose of the shares held by the trust.

(37)	Based upon a Schedule 13G (Amendment No. 1) filed with the SEC on February 14, 2013, Luxor Capital Group, LP, together with Luxor Management, LLC (“Luxor Management”), its General Partner and Mr. Christian Leone, the managing member of Luxor Management, has shared voting power and shared dispositive power over 6,013,850 shares of Class A Common Stock.

(38)	Based upon a Schedule 13G (Amendment No. 3) filed with the SEC on February 7, 2013, T. Rowe Price Associates, Inc. (“Price Associates”) beneficially owns 5,866,491 Class A Common Stock. Price Associates has sole voting power over 1,953,210 shares of our Class A Common Stock and sole dispositive power over 5,843,191 shares of Class A Common Stock. For purposes of the reporting requirements of NASDAQ, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(39)	Based upon a Schedule 13D filed with the SEC on February 12, 2010 (the latest available), certain operating subsidiaries of GAMCO Investors, Inc. beneficially hold, or exercise investment discretion over various institutional accounts which would hold an aggregate of 4,826,838 shares of Class A Common Stock.

(40)	Based upon a Schedule 13G filed with the SEC on February 13, 2013, The Vanguard Group (“Vanguard”) beneficially owns 3,186,436 shares of Class A Common Stock. Vanguard has sole voting power over 44,144 shares of our Class A Common Stock, sole dispositive power over 3,145,192 of our Class A Common Stock and share dispositive power over 41,244 shares of our Class A Common Stock.

Charles F. Dolan, members of his family and related family entities, by virtue of their ownership of Class B Common Stock, are able collectively to control stockholder decisions on matters on which holders of Class A Common Stock and Class B Common Stock vote together as a single class, and to elect up to 75% of the Company’s Board. In addition, Charles F. Dolan, members of the Dolan family and related family entities have entered into a Class B Stockholders Agreement which has the effect of causing the voting power of these Class B stockholders to be cast as a block on all matters to be voted on by holders of Class B Common Stock.

Charles F. Dolan, all other holders of Class B Common Stock (other than the Charles F. Dolan Children Trusts), the Dolan Children’s Foundation, the Dolan Family Foundation and the Company have entered into a registration rights agreement (the “Dolan Registration Rights Agreement”). Under this agreement, the Company will provide the parties to the Dolan Registration Rights Agreement (the “Dolan Parties”) (and, in certain cases, transferees and pledgees of shares of Class B Common Stock owned by these parties) with certain demand and piggy-back registration rights with respect to their shares of Class A Common Stock (including those issued upon conversion of shares of Class B Common Stock). As of September 17, 2013, the Dolan Parties owned approximately 8.1 million shares of Class B Common Stock (the “Dolan Shares”), which represented approximately 60% of our Class B Common Stock as well as approximately 1.4 million shares of Class A

Common Stock (including options), which represented approximately 2.3% of our Class A Common Stock. Such shares of Class B Common Stock and Class A Common Stock, collectively, represented approximately 12% of our Common Stock and 41% of the aggregate voting power of our Common Stock.

The Charles F. Dolan Children Trusts (the “Children Trusts”) and the Company have entered into a registration rights agreement (the “Children Trusts Registration Rights Agreement”). Under this agreement, the Company will provide the Children Trusts (and, in certain cases, transferees and pledgees of shares of Class B Common Stock owned by these parties) with certain demand and piggy-back registration rights with respect to their shares of Class A Common Stock (including those issued upon conversion of shares of Class B Common Stock). As of September 17, 2013, the Children Trusts owned 5,468,695 shares of Class B Common Stock (the “Children Trust Shares”), which represented approximately 40% of our Class B Common Stock, as well as 271,228 shares of Class A Common Stock, which represented approximately 0.4% of our Class A Common Stock. Such shares of Class B Common Stock and Class A Common Stock, collectively, represented approximately 7% of our Common Stock and 28% of the aggregate voting power of our Common Stock.

In the Children Trusts Registration Rights Agreement, each Children Trust has agreed that in the case of any sale or disposition of its shares of Class B Common Stock (other than to Charles F. Dolan or other Dolan family interests) by such Children Trust, or of any of the Children Trust Shares by any other Dolan family interest to which such shares of Class B Common Stock are transferred, such stock will be converted to Class A Common Stock. The Dolan Registration Rights Agreement does not include a comparable conversion obligation, and the conversion obligation in the Children Trusts Registration Rights Agreement does not apply to the Dolan Shares.

The Dolan Registration Rights Agreement and the Children Trusts Registration Rights Agreement are included as exhibits to our 2013 Form 10-K, and the foregoing discussion of those agreements is qualified in its entirety by reference to those agreements as filed.

OTHER MATTERS

Stockholder Proposals for 2014 Annual Meeting

Stockholders who, in accordance with Rule 14a-8 of the Exchange Act, wish to present proposals at our 2014 annual meeting and wish to have those proposals included in the proxy materials to be distributed by us in connection with our 2014 annual meeting must submit their proposals to The Madison Square Garden Company, Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121 on or before June 16, 2014. Any such proposal must meet the requirements set forth in the rules and regulations of the SEC, including Rule 14a-8, in order for such proposal to be eligible for inclusion in our 2014 proxy statement.

In accordance with our Amended By-Laws, in order for proposals to be properly brought before the 2013 annual meeting, notice of any proposal to be presented by any stockholder must be delivered to The Madison Square Garden Company, Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121, not less than 60 nor more than 90 days prior to the date of the annual meeting. If, however, the date of the meeting is publicly announced or disclosed less than 70 days prior to the date of the meeting, such notice must be given not more than ten days after such date is first announced or disclosed. Any stockholder who gives notice of any such proposal shall deliver the text of the proposal to be presented and a brief written statement of the reasons why such stockholder favors the proposal and set forth the stockholder’s name and address, the number and class of all shares of each class of stock of the Company beneficially owned by the stockholder and any material interest of such stockholder in the proposal (other than as a stockholder). Any stockholder desiring to nominate any person for election as a director of the Company shall deliver with such notice a statement in writing setting forth the name of the person to be nominated, the number and class of all shares of each class of stock of the Company beneficially owned by such person, the information regarding such person required by Item 401 of Regulation S-K adopted by the SEC (or the corresponding provisions of any regulation subsequently adopted by the SEC applicable to the Company), such person’s signed consent to serve as a director of the Company if elected, such stockholder’s name and address and the number and class of all shares of each class of stock of the Company beneficially owned by the stockholder.

2013 Form 10-K

A copy of the Company’s 2013 Annual Report, as filed with the SEC, will be sent to any stockholder, without charge, by regular mail or by email upon written request addressed to The Madison Square Garden Company, attention Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121. You also may obtain our 2013 Form 10-K over the Internet at the Securities and Exchange Commission’s website, www.sec.gov, or at www.themadisonsquaregardencompany.com by clicking on “Investors,” then “Financial Information” and follow the link from our “SEC Filings” page.

LAWRENCE J. BURIAN
Executive Vice President, General Counsel
and Secretary

New York, New York

October 11, 2013

TWO PENNSYLVANIA PLAZA NEW YORK, NY 10121

Vote by the Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Your Internet or telephone vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY THE INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on November 20, 2013 (November 19, 2013 for participants in the MSG Holdings, L.P. 401(k) Savings Plan, the Cablevision 401(k) Savings Plan or the AMC Networks 401(k) Savings Plan, if applicable). Have your proxy card in hand when you access the website and then follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by The Madison Square Garden Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and Form 10-Ks electronically via email or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m., Eastern Time, on November 20, 2013 (November 19, 2013 for participants in the MSG Holdings, L.P. 401(k) Savings Plan, the Cablevision 401(k) Savings Plan or the AMC Networks 401(k) Savings Plan, if applicable). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to The Madison Square Garden Company, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by November 20, 2013 (November 19, 2013 for participants in the MSG Holdings, L.P. 401(k) Savings Plan, the Cablevision 401(k) Savings Plan or the AMC Networks 401(k) Savings Plan, if applicable).

If you vote by the Internet or by telephone you do NOT need to mail back your proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M62865-P43375-Z61597 KEEP THIS PORTION FOR YOUR RECORDS — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE MADISON SQUARE GARDEN COMPANY	For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) for whom you do not wish to vote on the line below.

Unless otherwise specified in the spaces provided, the undersigned’s vote is cast FOR the election of the director nominees listed in Proposal (1) and FOR Proposal (2) as more fully described in the accompanying Proxy Statement.

The Board of Directors recommends you vote FOR the following Director nominees:

	All	All	Except

	☐	☐	☐

1. Election of the following nominees as Directors:
(01) Richard D. Parsons (02) Alan D. Schwartz (03) Vincent Tese

	The Board of Directors recommends you vote FOR the following proposal:				For	Against	Abstain
	2. To ratify the appointment of KPMG LLP as independent registered public accounting firm of the Company for fiscal year 2014.				☐	☐	☐
Check the box if you plan to attend the annual meeting	☐ Yes	☐ No

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Your signature should appear the same as your name appears. If signing as attorney, executor, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When a corporation gives the proxy, it should be signed by an authorized officer and the corporate seal affixed.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders:

The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

FOLD AND DETACH HERE	M62866-P43375-Z61597

CLASS A PROXY

THE MADISON SQUARE GARDEN COMPANY

Solicited by the Board of Directors for the

Annual Meeting of Stockholders on November 21, 2013

The undersigned hereby appoints Hank J. Ratner, Robert M. Pollichino and Lawrence J. Burian, and each of them, jointly and severally, proxies with full power of substitution, to vote all stock of The Madison Square Garden Company (the “Company”) which the undersigned is entitled to vote at the Company’s Annual Meeting of Stockholders to be held at the Beacon Theatre, 2124 Broadway, New York, New York, on Thursday, November 21, 2013, at 10:00 a.m., and any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as stated on the reverse side. If you sign and return this proxy but do not give any direction, this proxy will be voted “FOR” each of the Director nominees in Proposal (1), “FOR” Proposal (2) and in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting and at any adjournment or postponement thereof.

Attention participants in the MSG Holdings, L.P. 401(k) Savings Plan, the Cablevision 401(k) Savings Plan or the AMC Networks 401(k) Savings Plan, if applicable: If you hold shares of The Madison Square Garden Company Class A Common Stock through one or more of the foregoing plans, you should complete, sign and return this proxy card to instruct Fidelity Management Trust Company, as Trustee of the Plans, how to vote these shares. Your proxy must be received no later than 11:59 p.m., Eastern Time, on November 19, 2013 so that the Trustee (who votes the shares on behalf of the Plans’ participants) has adequate time to tabulate the voting instructions. Fidelity Management Trust Company shall not vote shares of the Company’s Class A Common Stock allocated to a Participant’s account for which it has not received instructions from the Participant. Please read the enclosed Proxy Statement for more information.

Important Notice: All meeting attendees may be asked to present a valid, government-issued photo identification card (federal, state or local), such as a driver’s license or passport, before entering the meeting. If your shares are held in street name with a bank or brokerage account and you plan to attend the annual meeting, please also bring a recent bank or brokerage statement showing that you owned shares of the Company on the Record Date. In addition, video and audio recording devices and other electronic devices will not be permitted at the meeting and attendees will be subject to security inspections.

The undersigned hereby acknowledges receipt of the Notice of the annual meeting, the Proxy Statement and the Annual Report on Form 10-K of The Madison Square Garden Company.

(Continued and to be signed on the reverse side)

TWO PENNSYLVANIA PLAZA NEW YORK, NY 10121

Vote by the Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Your Internet or telephone vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY THE INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on November 20, 2013. Have your proxy card in hand when you access the website and then follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by The Madison Square Garden Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and Form 10-Ks electronically via email or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m., Eastern Time, on November 20, 2013. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to The Madison Square Garden Company, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by November 20, 2013.

If you vote by the Internet or by telephone you do NOT need to mail back your proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M62867-Z61598 KEEP THIS PORTION FOR YOUR RECORDS — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE MADISON SQUARE GARDEN COMPANY	For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) for whom you do not wish to vote on the line below.

Unless otherwise specified in the spaces provided, the undersigned’s vote is cast FOR the election of the director nominees listed in Proposal (1) and FOR Proposal (2), as more fully described in the accompanying Proxy Statement.

The Board of Directors recommends you vote FOR the following Director nominees:

	All	All	Except

	☐	☐	☐

1. Election of the following nominees as Directors:

(01) James L. Dolan      (06) Brian G. Sweeney

(02) Charles F. Dolan    (07) Deborah A.  Dolan-Sweeney

(03) Charles P. Dolan    (08) Marianne Dolan Weber

(04) Kristin A. Dolan      (09) Wilt Hildenbrand

(05) Thomas C. Dolan

	The Board of Directors recommends you vote FOR the following proposal:				For	Against	Abstain
	2. To ratify the appointment of KPMG LLP as independent registered public accounting firm of the Company for fiscal year 2014.				☐	☐	☐
Check the box if you plan to attend the annual meeting	Yes	No

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Your signature should appear the same as your name appears. If signing as attorney, executor, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When a corporation gives the proxy, it should be signed by an authorized officer and the corporate seal affixed.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders:

The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

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FOLD AND DETACH HERE	M62868-Z61598

CLASS B PROXY

THE MADISON SQUARE GARDEN COMPANY

Solicited by the Board of Directors for the

Annual Meeting of Stockholders on November 21, 2013

The undersigned hereby appoints Hank J. Ratner, Robert M. Pollichino and Lawrence J. Burian, and each of them, jointly and severally, proxies with full power of substitution, to vote all stock of The Madison Square Garden Company (the “Company”) which the undersigned is entitled to vote at the Company’s Annual Meeting of Stockholders to be held at the Beacon Theatre, 2124 Broadway, New York, New York, on Thursday, November 21, 2013, at 10:00 a.m., and any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as stated on the reverse side. If you return a signed proxy card but do not mark the voting boxes on the reverse side, your shares will be voted as the Board of Directors recommends.

Important Notice: All meeting attendees may be asked to present a valid, government-issued photo identification card (federal, state or local), such as a driver’s license or passport, before entering the meeting. If your shares are held in street name with a bank or brokerage account and you plan to attend the annual meeting, please also bring a recent bank or brokerage statement showing that you owned shares of the Company on the Record Date. In addition, video and audio recording devices and other electronic devices will not be permitted at the meeting and attendees will be subject to security inspections.

The undersigned hereby acknowledges receipt of the Notice of the annual meeting, the Proxy Statement and Annual Report on Form 10-K of The Madison Square Garden Company.

(Continued and to be signed on the reverse side)

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on November 21, 2013

TWO PENNSYLVANIA PLAZA NEW YORK, NY 10121

Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	September 24, 2013
Date: November 21, 2013 Time: 10:00 AM Eastern Time
Location: The Beacon Theatre
2124 Broadway
New York, NY 10023

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

            Before You Vote

How to Access the Proxy Materials

  Proxy Materials Available to VIEW or RECEIVE:

  NOTICE                             PROXY STATEMENT                            ANNUAL REPORT ON FORM 10-K

  How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

  How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                 1) BY INTERNET:         www.proxyvote.com

                                 2) BY TELEPHONE:     1-800-579-1639

                                 3) BY E-MAIL:*              sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 7, 2013 to facilitate timely delivery.

            How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Stockholders will be admitted only upon verification of ownership of Company stock. At the annual meeting, you will need to request a ballot to vote these shares. You may be asked to present a valid government-issued photo identification before entering the annual meeting. Video and audio recording devices will not be permitted at the annual meeting, and attendees will be subject to security inspections. Please check the proxy materials for additional requirements for, and information on, annual meeting admission requirements.

Vote By The Internet: To vote now by the Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) and follow the instructions. Proxies submitted by the Internet must be received by 11:59 p.m. Eastern Time on November 20, 2013 (November 19, 2013 for participants in the MSG Holdings, L.P.401(k) Savings Plan, the Cablevision 401(k) Savings Plan or the AMC Networks 401(k) Savings Plan, if applicable).

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
Proposals to be voted on by the Class A Common Stockholders at the meeting are listed below along with the Directors’ recommendation.
The Board of Directors recommends you vote for the following Director nominees:
1. Election of the following nominees as Directors:
(01) Richard D. Parsons
(02) Alan D. Schwartz
(03) Vincent Tese
The Board of Directors recommends you vote for the following proposal:
2. To ratify the appointment of KPMG LLP as independent registered public accounting firm of the Company for fiscal year 2014.